UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08326

MFS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2017

MFS® GLOBAL EQUITY SERIES

MFS® Variable Insurance Trust

VGE-ANN

MFS® GLOBAL EQUITY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Equity Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Equity Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Thermo Fisher Scientific, Inc.	2.8%
Bayer AG	2.6%
Honeywell International, Inc.	2.6%
Nestle S.A.	2.5%
Accenture PLC, “A”	2.4%
Visa, Inc., “A”	2.4%
Medtronic PLC	2.3%
Comcast Corp., “A”	2.2%
Reckitt Benckiser Group PLC	2.2%
Diageo PLC	2.1%

Equity sectors
Consumer Staples	18.5%
Health Care	17.6%
Financial Services	13.2%
Leisure	9.4%
Industrial Goods & Services	8.5%
Basic Materials	7.0%
Special Products & Services	6.0%
Technology	5.8%
Transportation	5.7%
Retailing	5.2%
Autos & Housing	1.1%
Energy	1.0%

Issuer country weightings (x)
United States	54.4%
France	9.2%
United Kingdom	8.8%
Switzerland	8.4%
Germany	6.6%
Netherlands	2.3%
Sweden	1.9%
Canada	1.7%
Japan	1.4%
Other Countries	5.3%

Currency exposure weightings (y)
United States Dollar	56.9%
Euro	19.7%
British Pound Sterling	8.8%
Swiss Franc	8.4%
Swedish Krona	1.9%
Japanese Yen	1.4%
South Korean Won	1.0%
Danish Krone	0.7%
Brazilian Real	0.5%
Other Currencies	0.7%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Global Equity Series (“fund”) provided a total return of 24.07%, while Service Class shares of the fund provided a total return of 23.75%. These compare with a return of 22.40% over the same period for the fund’s benchmark, the MSCI World Index (net div).

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Contributors to Performance

The fund’s avoidance of the utilities & communications sector benefited performance relative to the MSCI World Index. There were no individual stocks within this sector that were among the fund’s largest relative contributors during the reporting period.

Strong security selection in both the health care and consumer staples sectors also strengthened relative returns. Within the health care sector, the fund’s overweight position in life sciences supply company Thermo Fisher Scientific aided relative results as its shares surpassed the benchmark on the back of strong organic growth and the company’s acquisition of Patheon, a contract development and manufacturing organization. Within the consumer staples sector, overweight positions in alcoholic beverage companies Pernod Ricard (France) and Diageo (United Kingdom) lifted relative performance. Strong organic sales growth, notably from Asia, appeared to have helped fuel investor enthusiasm for Pernod Ricard’s stock over the reporting period.

Stocks in other sectors that further supported relative returns included not holding shares of poor-performing diversified industrial conglomerate General Electric and integrated oil and gas company Exxon Mobil, as well as the fund’s overweight positions in LVMH Moet Hennessy Louis Vuitton (France), global payments and technology company Visa, pulp and paper manufacturer and consumer goods company Svenska Cellulosa (h) (Sweden) and industrial gas supplier Linde (Germany). Shares of General Electric declined, notably late in the period, after its new management team significantly reduced its expectations for earnings and cash flow and cut its dividend in half due to weakness in the company’s Power and Oil & Gas divisions. Holding shares of microchip and electronics manufacturer Samsung Electronics (b) (South Korea) also helped relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

3

MFS Global Equity Series

Management Review – continued

Detractors from Performance

Security selection in the leisure sector was a negative factor that weighed on relative performance during the reporting period. Within this sector, the fund’s overweight positions in advertising and marketing firms WPP (United Kingdom) and Omnicom Group, media firm Time Warner and diversified entertainment company Walt Disney hurt relative returns. Shares of WPP declined over the period as weaker-than-expected organic sales growth appeared to have weighed on investor sentiment.

An underweight position and, to a lesser extent, stock selection in the technology sector also weakened relative performance. Not holding shares of strong-performing computer and personal electronics maker Apple and software giant Microsoft held back relative results in this sector. Shares of Apple advanced during the reporting period on the back of strong earnings results and well-anticipated new product launches that included the iPhone 8, iPhone 8 Plus and iPhone X.

Elsewhere, the fund’s overweight positions in convenience foods manufacturer Kellogg and oil field services company Schlumberger hindered relative performance. Holding shares of beauty supply retailer Sally Beauty Holdings (b), and not owning a position in strong-performing internet retailer Amazon.com, also detracted from relative results.

Respectfully,

Portfolio Manager(s)

David Mannheim, Ryan McAllister and Roger Morley

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/03/99	24.07%	11.76%	7.29%
Service Class	5/01/00	23.75%	11.48%	7.02%

Comparative benchmark(s)
MSCI World Index (net div) (f)		22.40%	11.64%	5.03%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.97%	$1,000.00	$1,072.26	$5.07
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
Service Class	Actual	1.22%	$1,000.00	$1,070.69	$6.37
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.0%
Aerospace – 4.4%
Honeywell International, Inc.	10,625	$1,629,450
MTU Aero Engines Holding AG	2,652	474,327
United Technologies Corp.	5,221	666,043

		$2,769,820

Airlines – 1.1%
Aena S.A.	3,259	$660,842

Alcoholic Beverages – 6.4%
AmBev S.A.	53,368	$342,369
Carlsberg A.S., “B”	3,854	462,751
Diageo PLC	36,807	1,347,075
Heineken N.V.	5,908	616,222
Pernod Ricard S.A.	8,058	1,275,743

		$4,044,160

Apparel Manufacturers – 3.7%
Burberry Group PLC	16,043	$388,155
Compagnie Financiere Richemont S.A.	6,952	629,957
LVMH Moet Hennessy Louis Vuitton SE	4,390	1,292,605

		$2,310,717

Automotive – 1.1%
Aptiv PLC	4,001	$339,405
Delphi Technologies PLC (a)	1,333	69,942
Harley-Davidson, Inc.	5,407	275,108

		$684,455

Broadcasting – 4.1%
Omnicom Group, Inc.	4,516	$328,900
Walt Disney Co.	11,070	1,190,136
WPP PLC	56,825	1,029,817

		$2,548,853

Brokerage & Asset Managers – 1.4%
Deutsche Boerse AG	3,178	$368,375
Franklin Resources, Inc.	12,096	524,120

		$892,495

Business Services – 6.0%
Accenture PLC, “A”	10,004	$1,531,512
Adecco S.A.	5,736	438,831
Brenntag AG	4,627	291,877
Cognizant Technology Solutions Corp., “A”	7,331	520,648
Compass Group PLC	30,586	661,360
PayPal Holdings, Inc. (a)	4,458	328,198

		$3,772,426

Cable TV – 2.8%
British Sky Broadcasting Group PLC (a)	26,109	$356,023
Comcast Corp., “A”	34,555	1,383,928

		$1,739,951

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Chemicals – 2.8%
3M Co.	4,836	$1,138,249
Monsanto Co.	5,439	635,167

		$1,773,416

Computer Software – 2.3%
Check Point Software Technologies Ltd. (a)	5,161	$534,783
Oracle Corp.	19,507	922,291

		$1,457,074

Consumer Products – 6.8%
Colgate-Palmolive Co.	9,381	$707,797
Coty, Inc., “A”	51,115	1,016,677
Essity AB (a)	41,905	1,190,265
Reckitt Benckiser Group PLC	14,800	1,382,571

		$4,297,310

Electrical Equipment – 3.3%
Amphenol Corp., “A”	4,170	$366,126
Legrand S.A.	7,148	550,527
Schneider Electric S.A.	10,199	867,133
W.W. Grainger, Inc.	1,157	273,341

		$2,057,127

Electronics – 1.9%
Hoya Corp.	6,700	$334,658
Microchip Technology, Inc.	3,132	275,240
Samsung Electronics Co. Ltd.	258	614,062

		$1,223,960

Entertainment – 1.2%
Time Warner, Inc.	8,216	$751,518

Food & Beverages – 5.3%
Danone S.A.	14,019	$1,176,607
Kellogg Co.	8,958	608,965
Nestle S.A.	17,984	1,546,574

		$3,332,146

Gaming & Lodging – 0.8%
Marriott International, Inc., “A”	1,442	$195,723
Sands China Ltd.	24,000	123,949
Wynn Resorts Ltd.	1,003	169,096

		$488,768

Insurance – 0.3%
Swiss Re Ltd.	2,065	$193,372

Internet – 0.8%
eBay, Inc. (a)	14,064	$530,775

Machinery & Tools – 0.8%
Kubota Corp.	26,600	$521,613

Major Banks – 6.5%
Bank of New York Mellon Corp.	19,702	$1,061,150
Erste Group Bank AG	6,267	270,265

7

MFS Global Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Major Banks – continued
Goldman Sachs Group, Inc.	2,603	$663,140
State Street Corp.	12,284	1,199,041
UBS AG	48,433	891,670

		$4,085,266

Medical Equipment – 12.3%
Abbott Laboratories	13,794	$787,224
Cooper Cos., Inc.	2,254	491,102
Medtronic PLC	18,262	1,474,656
Sonova Holding AG	1,310	204,610
Stryker Corp.	8,068	1,249,249
Thermo Fisher Scientific, Inc.	9,409	1,786,581
Waters Corp. (a)	2,897	559,671
Zimmer Biomet Holdings, Inc.	9,803	1,182,928

		$7,736,021

Network & Telecom – 0.7%
Cisco Systems, Inc.	11,864	$454,391

Oil Services – 1.0%
National Oilwell Varco, Inc.	4,693	$169,042
NOW, Inc. (a)	2,789	30,762
Schlumberger Ltd.	6,779	456,837

		$656,641

Other Banks & Diversified Financials – 5.0%
American Express Co.	9,553	$948,708
Grupo Financiero Banorte S.A. de C.V.	32,257	176,899
Julius Baer Group Ltd.	6,217	380,249
Kasikornbank Co. Ltd.	22,100	162,071
Visa, Inc., “A”	13,173	1,501,985

		$3,169,912

Pharmaceuticals – 5.3%
Bayer AG	13,330	$1,657,919
Johnson & Johnson	1,873	261,696
Merck KGaA	4,213	453,683
Roche Holding AG	3,874	979,979

		$3,353,277

Railroad & Shipping – 3.0%
Canadian National Railway Co.	13,221	$1,090,732
Kansas City Southern Co.	6,572	691,506
Union Pacific Corp.	1,017	136,380

		$1,918,618

Restaurants – 0.6%
Whitbread PLC	6,647	$358,978

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Specialty Chemicals – 4.2%
Akzo Nobel N.V.	9,809	$859,396
L’Air Liquide S.A.	4,247	535,310
Linde AG (a)	3,975	928,364
Praxair, Inc.	2,061	318,795

		$2,641,865

Specialty Stores – 1.5%
AutoZone, Inc. (a)	499	$354,974
Hermes International	246	131,717
Sally Beauty Holdings, Inc. (a)	11,787	221,124
Urban Outfitters, Inc. (a)	6,772	237,426

		$945,241

Trucking – 1.6%
United Parcel Service, Inc., “B”	8,512	$1,014,205

Total Common Stocks (Identified Cost, $35,058,369)		$62,385,213

INVESTMENT COMPANIES (h) – 1.0%
Money Market Funds – 1.0%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $639,484)	639,548	$639,484

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(13,328)

NET ASSETS – 100.0%		$63,011,369

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $639,484 and $62,385,213, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $35,058,369)	$62,385,213
Investments in affiliated issuers, at value (identified cost, $639,484)	639,484
Foreign currency, at value (identified cost, $20,016)	20,216
Receivables for
Fund shares sold	40,387
Interest and dividends	122,381
Receivable from investment adviser	9,208
Other assets	608
Total assets	$63,217,497
Liabilities
Payables for
Investments purchased	$32,492
Fund shares reacquired	105,446
Payable to affiliates
Shareholder servicing costs	147
Distribution and/or service fees	278
Payable for independent Trustees’ compensation	4
Deferred country tax expense payable	7,350
Accrued expenses and other liabilities	60,411
Total liabilities	$206,128
Net assets	$63,011,369
Net assets consist of
Paid-in capital	$32,954,207
Unrealized appreciation (depreciation) (net of $7,289 deferred country tax)	27,320,758
Accumulated net realized gain (loss)	2,205,202
Undistributed net investment income	531,202
Net assets	$63,011,369
Shares of beneficial interest outstanding	2,866,865

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$52,849,809	2,402,089	$22.00
Service Class	10,161,560	464,776	21.86

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

9

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$1,180,745
Dividends from affiliated issuers	4,746
Income on securities loaned	2,811
Foreign taxes withheld	(64,915)
Total investment income	$1,123,387
Expenses
Management fee	$527,445
Distribution and/or service fees	21,810
Shareholder servicing costs	11,522
Administrative services fee	18,846
Independent Trustees’ compensation	2,620
Custodian fee	30,741
Shareholder communications	22,282
Audit and tax fees	56,383
Legal fees	1,707
Miscellaneous	11,209
Total expenses	$704,565
Reduction of expenses by investment adviser	(113,688)
Net expenses	$590,877
Net investment income (loss)	$532,510
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $206 country tax)	$2,644,049
Affiliated issuers	46
Foreign currency	(96)
Net realized gain (loss)	$2,643,999
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $6,355 increase in deferred country tax)	$9,163,846
Translation of assets and liabilities in foreign currencies	6,326
Net unrealized gain (loss)	$9,170,172
Net realized and unrealized gain (loss)	$11,814,171
Change in net assets from operations	$12,346,681

See Notes to Financial Statements

10

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$532,510	$478,326
Net realized gain (loss)	2,643,999	2,227,024
Net unrealized gain (loss)	9,170,172	1,006,183
Change in net assets from operations	$12,346,681	$3,711,533
Distributions declared to shareholders
From net investment income	$(485,003)	$(501,605)
From net realized gain	(2,266,032)	(2,801,224)
Total distributions declared to shareholders	$(2,751,035)	$(3,302,829)
Change in net assets from fund share transactions	$1,626,350	$(1,457,933)
Total change in net assets	$11,221,996	$(1,049,229)
Net assets
At beginning of period	51,789,373	52,838,602
At end of period (including undistributed net investment income of $531,202 and $483,997, respectively)	$63,011,369	$51,789,373

See Notes to Financial Statements

11

MFS Global Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$18.59	$18.39	$19.59	$19.18	$15.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.17	$0.18	$0.20	$0.14
Net realized and unrealized gain (loss)	4.20	1.20	(0.49)	0.54	4.05
Total from investment operations	$4.40	$1.37	$(0.31)	$0.74	$4.19
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.18)	$(0.21)	$(0.14)	$(0.15)
From net realized gain	(0.81)	(0.99)	(0.68)	(0.19)	—
Total distributions declared to shareholders	$(0.99)	$(1.17)	$(0.89)	$(0.33)	$(0.15)
Net asset value, end of period (x)	$22.00	$18.59	$18.39	$19.59	$19.18
Total return (%) (k)(r)(s)(x)	24.07	7.35	(1.41)	3.87	27.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.19	1.26	1.28	1.31
Expenses after expense reductions (f)	0.97	0.99	1.00	1.09	1.15
Net investment income (loss)	0.95	0.93	0.91	1.06	0.82
Portfolio turnover	11	13	12	15	25
Net assets at end of period (000 omitted)	$52,850	$44,756	$45,946	$51,635	$54,075

Service Class	Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$18.49	$18.30	$19.50	$19.10	$15.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.13	$0.13	$0.15	$0.09
Net realized and unrealized gain (loss)	4.18	1.18	(0.48)	0.54	4.05
Total from investment operations	$4.32	$1.31	$(0.35)	$0.69	$4.14
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.13)	$(0.17)	$(0.10)	$(0.13)
From net realized gain	(0.81)	(0.99)	(0.68)	(0.19)	—
Total distributions declared to shareholders	$(0.95)	$(1.12)	$(0.85)	$(0.29)	$(0.13)
Net asset value, end of period (x)	$21.86	$18.49	$18.30	$19.50	$19.10
Total return (%) (k)(r)(s)(x)	23.75	7.06	(1.67)	3.63	27.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	1.44	1.51	1.53	1.56
Expenses after expense reductions (f)	1.22	1.24	1.25	1.34	1.40
Net investment income (loss)	0.68	0.70	0.67	0.80	0.54
Portfolio turnover	11	13	12	15	25
Net assets at end of period (000 omitted)	$10,162	$7,033	$6,893	$6,533	$7,018

See Notes to Financial Statements

12

MFS Global Equity Series

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Equity Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

14

MFS Global Equity Series

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$33,630,928	$—	$—	$33,630,928
France	5,829,641	—	—	5,829,641
United Kingdom	2,129,704	3,394,275	—	5,523,979
Switzerland	5,265,242	—	—	5,265,242
Germany	1,382,047	2,792,499	—	4,174,546
Netherlands	1,475,617	—	—	1,475,617
Sweden	1,190,265	—	—	1,190,265
Canada	1,090,733	—	—	1,090,733
Japan	856,271	—	—	856,271
Other Countries	3,077,726	270,265	—	3,347,991
Mutual Funds	639,484	—	—	639,484
Total	$56,567,658	$6,457,039	$—	$63,024,697

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $2,958,000 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $11,019,121 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights

15

MFS Global Equity Series

Notes to Financial Statements – continued

to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2017, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	12/31/17	12/31/16
Ordinary income (including any short-term capital gains)	$580,030	$501,605
Long-term capital gains	2,171,005	2,801,224
Total distributions	$2,751,035	$3,302,829

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$36,085,738
Gross appreciation	27,137,841
Gross depreciation	(198,882)
Net unrealized appreciation (depreciation)	$26,938,959
Undistributed ordinary income	690,664
Undistributed long-term capital gain	2,426,336
Other temporary differences	1,203

16

MFS Global Equity Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$423,403	$451,831	$1,909,361	$2,435,962
Service Class	61,600	49,774	356,671	365,262
Total	$485,003	$501,605	$2,266,032	$2,801,224

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.75%
In excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $4,697, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.97% of average daily net assets for the Initial Class shares and 1.22% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, this reduction amounted to $108,991, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $11,230, which equated to 0.0192% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $292.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0322% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

17

MFS Global Equity Series

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $103 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $57,489 and $48,479, respectively. The sales transactions resulted in net realized gains (losses) of $1,209.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $6,522,451 and $6,918,740, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	326,604	$6,761,721	329,895	$6,200,474
Service Class	170,893	3,542,376	97,780	1,790,424
	497,497	$10,304,097	427,675	$7,990,898
Shares issued to shareholders in reinvestment of distributions
Initial Class	113,572	$2,332,764	152,632	$2,887,793
Service Class	20,473	418,271	22,041	415,036
	134,045	$2,751,035	174,673	$3,302,829
Shares reacquired
Initial Class	(445,086)	$(9,224,639)	(573,782)	$(10,611,983)
Service Class	(106,876)	(2,204,143)	(116,232)	(2,139,677)
	(551,962)	$(11,428,782)	(690,014)	$(12,751,660)
Net change
Initial Class	(4,910)	$(130,154)	(91,255)	$(1,523,716)
Service Class	84,490	1,756,504	3,589	65,783
	79,580	$1,626,350	(87,666)	$(1,457,933)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $387 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Global Equity Series

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		347,393	9,727,867	(9,435,712)	639,548

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$46	$—	$—	$4,746	$639,484

19

MFS Global Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Global Equity Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Series (one of the series of MFS Variable Insurance Trust) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Global Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

21

MFS Global Equity Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

22

MFS Global Equity Series

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) David Mannheim Ryan McAllister Roger Morley

23

MFS Global Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and 2nd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Global Equity Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

25

MFS Global Equity Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,389,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 72.83% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2017

MFS® GROWTH SERIES

MFS® Variable Insurance Trust

VEG-ANN

MFS® GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Facebook, Inc., “A”	5.4%
Microsoft Corp.	5.3%
Amazon.com, Inc.	4.8%
Alphabet, Inc., “A”	4.3%
Visa, Inc., “A”	4.1%
Adobe Systems, Inc.	3.3%
MasterCard, Inc., “A”	3.0%
Alphabet, Inc., “C”	2.5%
Thermo Fisher Scientific, Inc.	2.3%
American Tower Corp., REIT	2.2%

Equity sectors
Technology	29.8%
Health Care	13.0%
Financial Services	12.1%
Leisure	10.1%
Special Products & Services	8.0%
Retailing	6.9%
Consumer Staples	6.0%
Industrial Goods & Services	4.7%
Autos & Housing	2.8%
Utilities & Communications	2.2%
Transportation	2.0%
Basic Materials	0.7%
Energy	0.6%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Growth Series (“fund”) provided a total return of 31.40%, while Service Class shares of the fund provided a total return of 31.08%. These compare with a return of 30.21% over the same period for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Contributors to Performance

Stock selection in the leisure sector contributed to performance relative to the Russell 1000® Growth Index. Within this sector, not holding a position in diversified entertainment firm Walt Disney, and an overweight position in interactive entertainment developer Activision Blizzard, benefited relative results.

Stock selection in the technology sector also aided relative performance. Within this sector, the fund’s overweight positions in digital marketing and digital media solutions provider Adobe Systems, social media company Facebook and computer graphics processors maker NVIDIA contributed to relative results. Shares of Adobe appreciated throughout the year, driven, in part, by strong results in the company’s Creative Cloud division and favorable forward-looking guidance for 2018. Additionally, not holding a position in diversified technology products and services company International Business Machines (IBM) bolstered relative returns.

Security selection in the consumer staples sector contributed to relative results. However, there were no stocks within this sector that were among the fund’s top relative contributors over the reporting period.

Stock selection in the financial services sector further benefited relative performance. Within this sector, overweight positions in both global payments technology company Visa and debit and credit transaction processing company Mastercard helped relative returns. Shares of Visa rose as the company reported strong results during the period, driven by an increase in gross revenues, stronger volumes, a lower tax rate and cross-border growth trends due to improved macroeconomic conditions.

Stocks in other sectors that bolstered relative performance included not holding shares of poor-performing technology and financial services conglomerate General Electric and an overweight position in online retailer and web services provider Amazon.com.

Detractors from Performance

Security selection in the health care sector hindered relative performance led by the fund’s overweight positions in biotechnology firm Celgene and eye care and skin care products company Allergan. Shares of Celgene declined, late in the period, after sales of the company’s psoriasis product Otezla came in lower-than-expected due to reimbursement challenges. Management also adjusted

3

MFS Growth Series

Management Review – continued

2017 revenue guidance to the lower end of prior guidance and reduced guidance for 2020 due to weakness in the company’s Inflammation and Immunology segment, which further weighed on the stock. Additionally, not holding a position in research-based biopharmaceutical company Abbvie held back relative results.

Security selection in the special products & services sector also weighed on relative performance. However, there were no stocks within this sector that were among the fund’s top relative detractors over the reporting period.

Elsewhere, an underweight position in strong-performing computer and personal electronics maker Apple, and not holding shares of aerospace company Boeing, weakened relative results. Shares of Apple advanced during the reporting period on the back of strong earnings results and well-anticipated new product launches that included the iPhone 8, iPhone 8 Plus and iPhone X. In addition, the fund’s overweight positions in apparel retailer Ross Stores, infrastructure and construction industry’s basic materials supplier Vulcan Materials, tobacco company Philip Morris International and retailer Tractor Supply (h) also weighed on relative performance.

The fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Eric Fischman, Paul Gordon, and Matthew Sabel

(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective July 1, 2017, Paul Gordon became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/24/95	31.40%	16.64%	9.64%
Service Class	5/01/00	31.08%	16.35%	9.37%

Comparative benchmark(s)
Russell 1000® Growth Index (f)		30.21%	17.33%	10.00%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 1000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.75%	$1,000.00	$1,120.62	$4.01
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
Service Class	Actual	1.00%	$1,000.00	$1,119.28	$5.34
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.9%
Aerospace – 0.6%
Honeywell International, Inc.	65,054	$9,976,681

Alcoholic Beverages – 2.0%
Constellation Brands, Inc., “A”	122,827	$28,074,567
Pernod Ricard S.A.	27,089	4,288,734

		$32,363,301

Apparel Manufacturers – 1.1%
NIKE, Inc., “B”	280,993	$17,576,112

Biotechnology – 2.4%
Biogen, Inc. (a)	30,750	$9,796,028
Biomarin Pharmaceutical, Inc. (a)	43,659	3,893,073
Celgene Corp. (a)	159,818	16,678,606
Regeneron Pharmaceuticals, Inc. (a)	23,927	8,995,595

		$39,363,302

Broadcasting – 1.7%
Netflix, Inc. (a)	146,870	$28,193,165

Brokerage & Asset Managers – 2.4%
Blackstone Group LP	77,314	$2,475,594
Charles Schwab Corp.	369,219	18,966,780
Intercontinental Exchange, Inc.	237,246	16,740,078

		$38,182,452

Business Services – 6.7%
Cognizant Technology Solutions Corp., “A”	188,991	$13,422,141
Equifax, Inc.	57,355	6,763,301
Fidelity National Information Services, Inc.	178,188	16,765,709
Fiserv, Inc. (a)	201,971	26,484,457
FleetCor Technologies, Inc. (a)	52,583	10,118,547
Global Payments, Inc.	136,033	13,635,948
PayPal Holdings, Inc. (a)	133,858	9,854,626
Verisk Analytics, Inc., “A” (a)	120,027	11,522,592

		$108,567,321

Cable TV – 1.6%
Altice USA, Inc. (a)(l)	37,515	$796,443
Comcast Corp., “A”	627,076	25,114,394

		$25,910,837

Chemicals – 0.6%
Monsanto Co.	84,152	$9,827,271

Computer Software – 12.0%
Adobe Systems, Inc. (a)	305,649	$53,561,931
Intuit, Inc.	129,804	20,480,475
Microsoft Corp.	1,008,436	86,261,615
PTC, Inc. (a)	39,053	2,373,251
Salesforce.com, Inc. (a)	315,183	32,221,158

		$194,898,430

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – 1.8%
Apple, Inc.	167,770	$28,391,717

Construction – 2.8%
Sherwin-Williams Co.	65,435	$26,830,967
Vulcan Materials Co.	144,931	18,604,793

		$45,435,760

Consumer Products – 1.6%
Colgate-Palmolive Co.	192,042	$14,489,569
Estee Lauder Cos., Inc., “A”	88,270	11,231,475

		$25,721,044

Consumer Services – 1.3%
Priceline Group, Inc. (a)	11,869	$20,625,236

Electrical Equipment – 2.3%
AMETEK, Inc.	181,646	$13,163,886
Amphenol Corp., “A”	153,773	13,501,269
Fortive Corp.	146,328	10,586,831

		$37,251,986

Electronics – 3.4%
Analog Devices, Inc.	116,392	$10,362,380
Broadcom Corp.	75,524	19,402,115
NVIDIA Corp.	134,072	25,942,932

		$55,707,427

Energy – Independent – 0.6%
Concho Resources, Inc. (a)	19,283	$2,896,693
Pioneer Natural Resources Co.	36,272	6,269,615

		$9,166,308

Entertainment – 0.4%
Six Flags Entertainment Corp.	101,237	$6,739,347

Food & Beverages – 1.2%
Danone S.A.	72,309	$6,068,855
MonsterWorldwide, Inc. (a)	203,383	12,872,110

		$18,940,965

Gaming & Lodging – 1.0%
Marriott International, Inc., “A”	121,104	$16,437,446

General Merchandise – 0.6%
CostcoWholesale Corp.	24,872	$4,629,177
Dollar Tree, Inc. (a)	53,966	5,791,091

		$10,420,268

Health Maintenance Organizations – 0.3%
UnitedHealth Group, Inc.	19,508	$4,300,734

Insurance – 1.2%
Aon PLC	146,904	$19,685,136

Internet – 12.6%
Alibaba Group Holding Ltd., ADR (a)	43,677	$7,531,225
Alphabet, Inc., “A” (a)	65,938	69,459,089

7

MFS Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Internet – continued
Alphabet, Inc., “C” (a)	38,562	$40,351,277
Facebook, Inc., “A” (a)	495,495	87,435,048

		$204,776,639

Leisure & Toys – 3.3%
Activision Blizzard, Inc.	444,179	$28,125,414
Electronic Arts, Inc. (a)	244,329	25,669,205

		$53,794,619

Machinery & Tools – 1.7%
Roper Technologies, Inc.	75,116	$19,455,044
Xylem, Inc.	128,907	8,791,457

		$28,246,501

Major Banks – 1.5%
Goldman Sachs Group, Inc.	38,433	$9,791,191
Morgan Stanley	269,904	14,161,863

		$23,953,054

Medical Equipment – 7.6%
Abbott Laboratories	226,251	$12,912,145
Becton, Dickinson and Co.	7,487	1,602,678
Cooper Cos., Inc.	7,581	1,651,748
Danaher Corp.	318,625	29,574,773
Edwards Lifesciences Corp. (a)	82,771	9,329,119
Medtronic PLC	251,451	20,304,668
Stryker Corp.	67,863	10,507,907
Thermo Fisher Scientific, Inc.	193,163	36,677,791

		$122,560,829

Other Banks & Diversified Financials – 7.1%
Mastercard, Inc., “A”	320,192	$48,464,261
Visa, Inc., “A”	585,850	66,798,617

		$115,262,878

Pharmaceuticals – 2.8%
Allergan PLC	26,113	$4,271,564
Bristol-Myers Squibb Co.	212,424	13,017,343
Eli Lilly & Co.	120,776	10,200,741
Zoetis, Inc.	243,468	17,539,435

		$45,029,083

Railroad & Shipping – 2.0%
Canadian Pacific Railway Ltd.	82,144	$15,012,638
Union Pacific Corp.	130,031	17,437,157

		$32,449,795

Restaurants – 2.0%
Aramark	359,373	$15,359,602
Starbucks Corp.	299,951	17,226,186

		$32,585,788

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Specialty Chemicals – 0.1%
Univar, Inc. (a)	73,944	$2,289,306

Specialty Stores – 5.2%
Amazon.com, Inc. (a)	66,479	$77,745,196
Lululemon Athletica, Inc. (a)	30,069	2,363,123
Ross Stores, Inc.	52,592	4,220,508

		$84,328,827

Telecommunications – Wireless – 2.2%
American Tower Corp., REIT	244,820	$34,928,469

Tobacco – 1.2%
Philip Morris International, Inc.	187,443	$19,803,353

Total Common Stocks
(Identified Cost, $803,797,462)		$1,603,691,387

INVESTMENT COMPANIES (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $17,609,404)	17,611,165	$17,609,404

OTHER ASSETS, LESS LIABILITIES – 0.0%		559,831

NET ASSETS – 100.0%		$1,621,860,622

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $17,609,404 and $1,603,691,387, respectively.

(l)	A portion of this security is on loan.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value, including $172,473 of securities on loan (identified cost, $803,797,462)	$1,603,691,387
Investments in affiliated issuers, at value (identified cost, $17,609,404)	17,609,404
Receivables for
Investments sold	4,907,522
Fund shares sold	137,471
Interest and dividends	710,129
Other assets	7,842
Total assets	$1,627,063,755
Liabilities
Payables for
Investments purchased	$1,619,973
Fund shares reacquired	3,269,932
Payable to affiliates
Investment adviser	128,228
Shareholder servicing costs	1,760
Distribution and/or service fees	7,976
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	175,251
Total liabilities	$5,203,133
Net assets	$1,621,860,622
Net assets consist of
Paid-in capital	$709,522,812
Unrealized appreciation (depreciation)	799,893,978
Accumulated net realized gain (loss)	111,131,780
Undistributed net investment income	1,312,052
Net assets	$1,621,860,622
Shares of beneficial interest outstanding	33,371,152

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,332,127,869	27,241,593	$48.90
Service Class	289,732,753	6,129,559	47.27

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

9

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$13,521,397
Dividends from affiliated issuers	155,471
Income on securities loaned	27,170
Foreign taxes withheld	(54,755)
Total investment income	$13,649,283
Expenses
Management fee	$11,044,912
Distribution and/or service fees	667,225
Shareholder servicing costs	62,662
Administrative services fee	253,513
Independent Trustees’ compensation	24,398
Custodian fee	76,861
Shareholder communications	213,155
Audit and tax fees	58,329
Legal fees	19,255
Miscellaneous	42,761
Total expenses	$12,463,071
Reduction of expenses by investment adviser	(123,863)
Net expenses	$12,339,208
Net investment income (loss)	$1,310,075
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$113,102,095
Affiliated issuers	(982)
Foreign currency	2,644
Net realized gain (loss)	$113,103,757
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$302,212,461
Affiliated issuers	(14)
Translation of assets and liabilities in foreign currencies	(256)
Net unrealized gain (loss)	$302,212,191
Net realized and unrealized gain (loss)	$415,315,948
Change in net assets from operations	$416,626,023

See Notes to Financial Statements

10

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$1,310,075	$1,120,745
Net realized gain (loss)	113,103,757	59,891,110
Net unrealized gain (loss)	302,212,191	(27,227,573)
Change in net assets from operations	$416,626,023	$33,784,282
Distributions declared to shareholders
From net investment income	$(1,319,086)	$(536,744)
From net realized gain	(60,647,249)	(87,392,457)
Total distributions declared to shareholders	$(61,966,335)	$(87,929,201)
Change in net assets from fund share transactions	$(148,489,901)	$(28,061,730)
Total change in net assets	$206,169,787	$(82,206,649)
Net assets
At beginning of period	1,415,690,835	1,497,897,484
At end of period (including undistributed net investment income of $1,312,052 and $1,348,776, respectively)	$1,621,860,622	$1,415,690,835

See Notes to Financial Statements

11

MFS Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$38.76	$40.17		$39.75	$39.07	$28.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.05	(c)	$0.03	$0.07	$0.04
Net realized and unrealized gain (loss)	11.95	1.01		2.73	3.33	10.53
Total from investment operations	$12.01	$1.06		$2.76	$3.40	$10.57
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.02)		$(0.07)	$(0.04)	$(0.08)
From net realized gain	(1.82)	(2.45)		(2.27)	(2.68)	(0.25)
Total distributions declared to shareholders	$(1.87)	$(2.47)		$(2.34)	$(2.72)	$(0.33)
Net asset value, end of period (x)	$48.90	$38.76		$40.17	$39.75	$39.07
Total return (%) (k)(r)(s)(x)	31.40	2.44	(c)	7.56	8.94	36.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.75	(c)	0.76	0.76	0.77
Expenses after expense reductions (f)	0.75	0.74	(c)	0.75	0.76	0.77
Net investment income (loss)	0.13	0.12	(c)	0.08	0.18	0.13
Portfolio turnover	14	24		31	36	43
Net assets at end of period (000 omitted)	$1,332,128	$1,179,822		$1,273,204	$1,263,935	$1,308,361

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$37.57	$39.09		$38.77	$38.22	$28.25
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.05	)(c)	$(0.07)	$(0.02)	$(0.04)
Net realized and unrealized gain (loss)	11.57	0.98		2.66	3.25	10.30
Total from investment operations	$11.52	$0.93		$2.59	$3.23	$10.26
Less distributions declared to shareholders
From net investment income	$—	$—		$—	$—	$(0.04)
From net realized gain	(1.82)	(2.45)		(2.27)	(2.68)	(0.25)
Total distributions declared to shareholders	$(1.82)	$(2.45)		$(2.27)	$(2.68)	$(0.29)
Net asset value, end of period (x)	$47.27	$37.57		$39.09	$38.77	$38.22
Total return (%) (k)(r)(s)(x)	31.08	2.18	(c)	7.30	8.68	36.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.00	(c)	1.01	1.01	1.02
Expenses after expense reductions (f)	1.00	0.99	(c)	1.00	1.01	1.02
Net investment income (loss)	(0.12)	(0.13	)(c)	(0.16)	(0.06)	(0.12)
Portfolio turnover	14	24		31	36	43
Net assets at end of period (000 omitted)	$289,733	$235,869		$224,694	$279,063	$242,216

See Notes to Financial Statements

12

MFS Growth Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

14

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Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,603,691,387	$—	$—	$1,603,691,387
Mutual Funds	17,609,404	—	—	17,609,404
Total	$1,621,300,791	$—	$—	$1,621,300,791
For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $6,068,855 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $172,473. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $173,972. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

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MFS Growth Series

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	12/31/17	12/31/16
Ordinary income (including any short-term capital gains)	$1,319,086	$536,744
Long-term capital gains	60,647,249	87,392,457
Total distributions	$61,966,335	$87,929,201

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$823,077,299
Gross appreciation	800,794,504
Gross depreciation	(2,571,012)
Net unrealized appreciation (depreciation)	$798,223,492
Undistributed ordinary income	8,297,108
Undistributed long-term capital gain	105,817,157
Other temporary differences	53

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Growth Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$1,319,086	$536,744	$49,914,949	$73,219,360
Service Class	—	—	10,732,300	14,173,097
Total	$1,319,086	$536,744	$60,647,249	$87,392,457

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $123,863, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.71% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $58,521, which equated to 0.0038% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $4,141.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0164% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $2,740 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

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MFS Growth Series

Notes to Financial Statements – continued

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $297,175 and $1,635,230, respectively. The sales transactions resulted in net realized gains (losses) of $295,612.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $217,145,651 and $429,204,652, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,289,341	$57,742,031	1,989,931	$78,197,756
Service Class	948,910	41,064,203	1,439,886	54,565,058
	2,238,251	$98,806,234	3,429,817	$132,762,814
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,128,290	$50,660,216	1,821,123	$72,808,498
Service Class	247,060	10,732,300	365,380	14,173,097
	1,375,350	$61,392,516	2,186,503	$86,981,595
Shares reacquired
Initial Class	(5,615,586)	$(250,538,627)	(5,065,894)	$(199,678,497)
Service Class	(1,344,567)	(58,150,024)	(1,275,525)	(48,127,642)
	(6,960,153)	$(308,688,651)	(6,341,419)	$(247,806,139)
Net change
Initial Class	(3,197,955)	$(142,136,380)	(1,254,840)	$(48,672,243)
Service Class	(148,597)	(6,353,521)	529,741	20,610,513
	(3,346,552)	$(148,489,901)	(725,099)	$(28,061,730)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 9%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $10,195 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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MFS Growth Series

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		1,048,467	226,042,045	(209,479,347)	17,611,165

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(982)	$(14)	$—	$155,471	$17,609,404

19

MFS Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Growth Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Growth Series (one of the series of MFS Variable Insurance Trust) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

21

MFS Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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MFS Growth Series

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Eric Fischman Paul Gordon Matthew Sabel

23

MFS Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Growth Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

25

MFS Growth Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $66,712,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2017

MFS® INVESTORS

TRUST SERIES

MFS® Variable Insurance Trust

VGI-ANN

MFS® INVESTORS TRUST SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Trust Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Investors Trust Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	3.9%
Bank of America Corp.	3.1%
Visa, Inc., “A”	3.1%
Alphabet, Inc., “A”	3.0%
Thermo Fisher Scientific, Inc.	2.8%
American Tower Corp., REIT	2.6%
Broadcom Corp.	2.5%
Alphabet, Inc., “C”	2.4%
Cognizant Technology Solutions Corp., “A”	2.4%
Comcast Corp., “A”	2.3%

Equity sectors
Financial Services	20.8%
Health Care	15.2%
Technology	13.8%
Consumer Staples	10.1%
Special Products & Services	8.6%
Retailing	6.0%
Leisure	5.9%
Industrial Goods & Services	4.6%
Utilities & Communications	4.5%
Energy	3.7%
Basic Materials	2.7%
Transportation	1.9%
Autos & Housing	1.4%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Trust Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Investors Trust Series (“fund”) provided a total return of 23.35%, while Service Class shares of the fund provided a total return of 23.03%. These compare with a return of 21.83% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Contributors to Performance

Stock selection within both the financial services and utilities & communications sectors contributed to performance relative to the S&P 500 Index. Within the financial services sector, the fund’s overweight holdings of global payments technology company Visa and debit and credit transaction processing company Mastercard strengthened relative returns. Shares of Visa outperformed the benchmark during the period as earnings per share exceeded consensus estimates, driven by higher gross revenues, lower client incentives and a lower tax rate. Management also raised revenue and earnings per share growth guidance ranges, which further supported the stock. Within the utilities & communications sector, an overweight position in broadcast and communication tower management firm American Tower, and the fund’s avoidance of telecommunication services provider AT&T, supported relative performance. Shares of AT&T declined after the company reported lackluster earnings results with both revenues and margins coming in below expectations. In addition, most higher-yielding sectors of the equity markets underperformed during the period as interest rates rose.

Elsewhere, avoiding shares of poor-performing diversified industrial conglomerate General Electric and integrated oil and gas company Exxon Mobil benefited relative performance. Shares of General Electric declined after its new management team significantly reduced its expectations for earnings and cash flow, and cut its dividend in half. Weakness in the company’s Power and Oil & Gas divisions also weighed on the firm’s operating results. Overweight positions in broadband communications and networking services company Broadcom and paint and coating manufacturer Sherwin-Williams contributed to relative performance. The fund’s holdings of luxury goods company LVMH Moet Hennessy Louis Vuitton (b) (France) and wine and alcoholic beverage producer Pernod Ricard (b) (France) further bolstered relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a positive factor for relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

3

MFS Investors Trust Series

Management Review – continued

Detractors from Performance

An underweight allocation to the technology sector weighed on relative performance. Underweight positions in technology giant Apple and social networking service provider Facebook hurt relative performance. Shares of Apple advanced during the reporting period on the back of strong earnings results and well-anticipated new product launches that included the iPhone 8, iPhone 8 Plus and iPhone X. Not owning shares of software giant Microsoft hurt relative performance during the year. Shares of Microsoft beat the benchmark on the back of strong performance across all divisions, with growth in the company’s cloud services division particularly notable.

In other sectors, the fund’s overweight positions in consumer and commercial products manufacturer Newell Brands, oilfield services company Schlumberger, snack food producer Mondelez International and financial services firm Goldman Sachs Group held back relative results. Shares of Newell Brands underperformed after disappointing earnings results appeared to have weighed on investor sentiment as sales growth slowed, missing internal and external expectations, and margins declined. Not owning strong-performing internet retailer Amazon.com and aerospace company Boeing further weakened relative performance. Shares of Amazon.com appreciated during the year after the company reported earnings that were better than expected as revenues continued to accelerate across all business segments. Revenue guidance, including the impacts from the integration of the Whole Foods acquisition, was also better than expected. Holdings of packaging products manufacturer Crown Holdings (b) further held back relative returns. Shares of Crown Holdings fell after the company revealed in December that it would be acquiring industrial packaging maker Signode, a move meant to diversify from its core consumer packaging business. However, investors appeared to have been skeptical of the deal and drove shares lower after the announcement.

Respectfully,

Portfolio Manager(s)

Kevin Beatty and Ted Maloney

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Trust Series

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/09/95	23.35%	14.50%	8.03%
Service Class	5/01/00	23.03%	14.20%	7.75%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		21.83%	15.79%	8.50%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Investors Trust Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.79%	$1,000.00	$1,102.00	$4.19
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02
Service Class	Actual	1.04%	$1,000.00	$1,100.54	$5.51
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Investors Trust Series

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.2%
Aerospace – 3.2%
Honeywell International, Inc.	72,776	$11,160,927
United Technologies Corp.	62,071	7,918,398

		$19,079,325

Alcoholic Beverages – 2.4%
Diageo PLC	145,695	$5,332,196
Pernod Ricard S.A.	58,698	9,293,074

		$14,625,270

Apparel Manufacturers – 2.4%
LVMH Moet Hennessy Louis Vuitton SE	28,925	$8,516,764
NIKE, Inc., “B”	98,808	6,180,441

		$14,697,205

Biotechnology – 1.1%
Biogen, Inc. (a)	21,703	$6,913,925

Broadcasting – 0.9%
Interpublic Group of Companies, Inc.	80,704	$1,626,993
Walt Disney Co.	35,802	3,849,073

		$5,476,066

Brokerage & Asset Managers – 2.7%
BlackRock, Inc.	7,859	$4,037,247
Blackstone Group LP	149,849	4,798,165
NASDAQ, Inc.	98,964	7,603,404

		$16,438,816

Business Services – 8.6%
Accenture PLC, “A”	87,919	$13,459,520
Amdocs Ltd.	57,162	3,742,968
Cognizant Technology Solutions Corp., “A”	201,181	14,287,874
DXC Technology Co.	87,155	8,271,009
Fidelity National Information Services, Inc.	128,387	12,079,933

		$51,841,304

Cable TV – 2.3%
Comcast Corp., “A”	342,267	$13,707,793

Chemicals – 1.0%
PPG Industries, Inc.	53,230	$6,218,329

Computer Software – 1.1%
Adobe Systems, Inc. (a)	32,527	$5,700,031
Micro Focus International PLC, ADR (a)	27,837	935,045

		$6,635,076

Computer Software – Systems – 1.9%
Apple, Inc.	41,643	$7,047,245
Hewlett Packard Enterprise	285,227	4,095,860

		$11,143,105

Construction – 1.4%
Sherwin-Williams Co.	20,886	$8,564,095

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Consumer Products – 4.7%
Colgate-Palmolive Co.	97,285	$7,340,153
Coty, Inc., “A”	237,747	4,728,788
Estee Lauder Cos., Inc., “A”	33,285	4,235,184
Kimberly-Clark Corp.	23,820	2,874,121
Newell Brands, Inc.	285,421	8,819,509

		$27,997,755

Containers – 1.6%
Crown Holdings, Inc. (a)	172,779	$9,718,819

Electrical Equipment – 0.9%
AMETEK, Inc.	74,109	$5,370,679

Electronics – 3.9%
Broadcom Corp.	58,295	$14,975,986
Texas Instruments, Inc.	82,801	8,647,736

		$23,623,722

Energy – Independent – 1.9%
EOG Resources, Inc.	103,351	$11,152,606

Engineering – Construction – 0.6%
Fluor Corp.	65,891	$3,403,270

Entertainment – 0.5%
Twenty-First Century Fox, Inc.	80,176	$2,768,477

Food & Beverages – 3.0%
Danone S.A.	102,107	$8,569,785
Mondelez International, Inc.	223,881	9,582,107

		$18,151,892

General Merchandise – 1.0%
Costco Wholesale Corp.	32,802	$6,105,108

Insurance – 1.2%
Chubb Ltd.	48,785	$7,128,952

Internet – 6.9%
Alphabet, Inc., “A” (a)	17,284	$18,206,966
Alphabet, Inc., “C” (a)	13,878	14,521,939
Facebook, Inc., “A” (a)	50,692	8,945,110

		$41,674,015

Major Banks – 10.6%
Bank of America Corp.	640,950	$18,920,844
Goldman Sachs Group, Inc.	50,416	12,843,980
JPMorgan Chase & Co.	218,974	23,417,080
Morgan Stanley	159,473	8,367,548

		$63,549,452

Medical & Health Technology & Services – 1.1%
McKesson Corp.	41,515	$6,474,264

Medical Equipment – 8.5%
Abbott Laboratories	109,240	$6,234,327
Danaher Corp.	135,145	12,544,159
Medtronic PLC	148,111	11,959,963

7

MFS Investors Trust Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Medical Equipment – continued
Stryker Corp.	23,332	$3,612,727
Thermo Fisher Scientific, Inc.	88,244	16,755,770

		$51,106,946

Natural Gas – Pipeline – 1.3%
Enterprise Products Partners LP	304,862	$8,081,892

Oil Services – 1.9%
Schlumberger Ltd.	166,858	$11,244,561

Other Banks & Diversified Financials – 6.3%
Mastercard, Inc., “A”	84,497	$12,789,466
U.S. Bancorp	127,096	6,809,804
Visa, Inc., “A”	162,922	18,576,366

		$38,175,636

Pharmaceuticals – 4.5%
Eli Lilly & Co.	100,386	$8,478,601
Johnson & Johnson	81,808	11,430,214
Zoetis, Inc.	98,315	7,082,613

		$26,991,428

Railroad & Shipping – 1.9%
Canadian National Railway Co.	139,790	$11,532,675

Restaurants – 2.3%
Aramark	110,489	$4,722,300
Starbucks Corp.	155,246	8,915,778

		$13,638,078

Specialty Stores – 2.5%
AutoZone, Inc. (a)	3,713	$2,641,317
Ross Stores, Inc.	85,635	6,872,208
Tractor Supply Co.	75,421	5,637,720

		$15,151,245

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Telecommunications – Wireless – 2.6%
American Tower Corp., REIT	108,726	$15,511,938

Utilities – Electric Power – 0.5%
American Electric Power Co., Inc.	44,935	$3,305,868

Total Common Stocks (Identified Cost, $345,548,737)		$597,199,587

INVESTMENT COMPANIES (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $4,403,300)	4,403,740	$4,403,300

OTHER ASSETS, LESS LIABILITIES – 0.0%		244,553

NET ASSETS – 100.0%		$601,847,440

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $4,403,300 and $597,199,587, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $345,548,737)	$597,199,587
Investments in affiliated issuers, at value (identified cost, $4,403,300)	4,403,300
Foreign currency, at value (identified cost, $33)	33
Receivables for
Fund shares sold	371,821
Interest and dividends	580,544
Other assets	3,174
Total assets	$602,558,459
Liabilities
Payables for
Fund shares reacquired	$554,595
Payable to affiliates
Investment adviser	46,061
Shareholder servicing costs	668
Distribution and/or service fees	8,760
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	100,921
Total liabilities	$711,019
Net assets	$601,847,440
Net assets consist of
Paid-in capital	$320,108,819
Unrealized appreciation (depreciation)	251,651,657
Accumulated net realized gain (loss)	26,384,830
Undistributed net investment income	3,702,134
Net assets	$601,847,440
Shares of beneficial interest outstanding	20,149,801

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$283,236,564	9,420,130	$30.07
Service Class	318,610,876	10,729,671	29.69

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

9

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$8,755,615
Dividends from affiliated issuers	72,737
Income on securities loaned	15,374
Interest	272
Foreign taxes withheld	(95,927)
Total investment income	$8,748,071
Expenses
Management fee	$4,133,023
Distribution and/or service fees	686,413
Shareholder servicing costs	43,211
Administrative services fee	96,536
Independent Trustees’ compensation	9,365
Custodian fee	31,377
Shareholder communications	131,439
Audit and tax fees	54,506
Legal fees	7,571
Miscellaneous	17,653
Total expenses	$5,211,094
Reduction of expenses by investment adviser	(163,204)
Net expenses	$5,047,890
Net investment income (loss)	$3,700,181
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$27,185,321
Affiliated issuers	(1,203)
Foreign currency	2,963
Net realized gain (loss)	$27,187,081
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$83,441,754
Translation of assets and liabilities in foreign currencies	1,253
Net unrealized gain (loss)	$83,443,007
Net realized and unrealized gain (loss)	$110,630,088
Change in net assets from operations	$114,330,269

See Notes to Financial Statements

10

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$3,700,181	$3,752,660
Net realized gain (loss)	27,187,081	22,166,593
Net unrealized gain (loss)	83,443,007	13,188,293
Change in net assets from operations	$114,330,269	$39,107,546
Distributions declared to shareholders
From net investment income	$(3,539,049)	$(3,519,160)
From net realized gain	(21,868,012)	(53,002,448)
Total distributions declared to shareholders	$(25,407,061)	$(56,521,608)
Change in net assets from fund share transactions	$13,386,486	$30,632,344
Total change in net assets	$102,309,694	$13,218,282
Net assets
At beginning of period	499,537,746	486,319,464
At end of period (including undistributed net investment income of $3,702,134 and $3,806,043, respectively)	$601,847,440	$499,537,746

See Notes to Financial Statements

11

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$25.57	$26.58		$30.41	$29.95	$22.93
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.23	(c)	$0.21	$0.26	$0.24
Net realized and unrealized gain (loss)	5.62	2.01		(0.42)	2.92	7.07
Total from investment operations	$5.84	$2.24		$(0.21)	$3.18	$7.31
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.24)		$(0.28)	$(0.30)	$(0.29)
From net realized gain	(1.13)	(3.01)		(3.34)	(2.42)	—
Total distributions declared to shareholders	$(1.34)	$(3.25)		$(3.62)	$(2.72)	$(0.29)
Net asset value, end of period (x)	$30.07	$25.57		$26.58	$30.41	$29.95
Total return (%) (k)(r)(s)(x)	23.35	8.59	(c)	0.22	11.01	32.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.80	(c)	0.82	0.81	0.81
Expenses after expense reductions (f)	0.79	0.79	(c)	0.81	0.81	0.81
Net investment income (loss)	0.79	0.89	(c)	0.73	0.87	0.93
Portfolio turnover	18	20		17	25	19
Net assets at end of period (000 omitted)	$283,237	$270,796		$293,203	$356,389	$405,682

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$25.28	$26.30		$30.13	$29.72	$22.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.16	(c)	$0.14	$0.19	$0.18
Net realized and unrealized gain (loss)	5.55	1.98		(0.42)	2.88	7.02
Total from investment operations	$5.70	$2.14		$(0.28)	$3.07	$7.20
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.15)		$(0.21)	$(0.24)	$(0.26)
From net realized gain	(1.13)	(3.01)		(3.34)	(2.42)	—
Total distributions declared to shareholders	$(1.29)	$(3.16)		$(3.55)	$(2.66)	$(0.26)
Net asset value, end of period (x)	$29.69	$25.28		$26.30	$30.13	$29.72
Total return (%) (k)(r)(s)(x)	23.03	8.32	(c)	(0.05)	10.71	31.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.04	(c)	1.07	1.06	1.06
Expenses after expense reductions (f)	1.04	1.04	(c)	1.06	1.06	1.06
Net investment income (loss)	0.55	0.64	(c)	0.47	0.63	0.67
Portfolio turnover	18	20		17	25	19
Net assets at end of period (000 omitted)	$318,611	$228,741		$193,116	$283,328	$234,723

See Notes to Financial Statements

12

MFS Investors Trust Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Investors Trust Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Trust Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

14

MFS Investors Trust Series

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$553,020,048	$—	$—	$553,020,048
France	26,379,624	—	—	26,379,624
Canada	11,532,675	—	—	11,532,675
United Kingdom	935,045	5,332,195	—	6,267,240
Mutual Funds	4,403,300	—	—	4,403,300
Total	$596,270,692	$5,332,195	$—	$601,602,887

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $17,086,550 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income

15

MFS Investors Trust Series

Notes to Financial Statements – continued

from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2017, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	12/31/17	12/31/16
Ordinary income (including any short-term capital gains)	$3,539,049	$4,818,041
Long-term capital gains	21,868,012	51,703,567
Total distributions	$25,407,061	$56,521,608

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$350,874,493
Gross appreciation	254,202,984
Gross depreciation	(3,474,590)
Net unrealized appreciation (depreciation)	$250,728,394
Undistributed ordinary income	6,423,667
Undistributed long-term capital gain	24,181,382
Other temporary differences	405,178

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Investors Trust Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$1,974,072	$2,326,257	$10,653,531	$29,736,135
Service Class	1,564,977	1,192,903	11,214,481	23,266,313
Total	$3,539,049	$3,519,160	$21,868,012	$53,002,448

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period January 1, 2017 through April 27, 2017, the management fee was computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets up to $1 billion and 0.65% of average daily net assets in excess of $1 billion. The investment adviser had agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement was terminated April 27, 2017. For the period January 1, 2017 through April 27, 2017, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. Effective April 28, 2017, the management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets up to $1 billion, 0.65% of average daily net assets in excess of $1 billion up to $2.5 billion, and 0.60% of average daily net assets in excess of $2.5 billion. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $44,197 which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.79% of average daily net assets for the Initial Class shares and 1.04% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, this reduction amounted to $119,007 which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $41,671, which equated to 0.0076% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $1,540.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0175% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

17

MFS Investors Trust Series

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $956 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase transactions pursuant to this policy, which amounted to $152,777.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $96,765,939 and $103,033,839, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	244,972	$6,896,023	245,268	$6,356,188
Service Class	2,409,780	66,955,461	1,897,837	48,438,271
	2,654,752	$73,851,484	2,143,105	$54,794,459
Shares issued to shareholders in reinvestment of distributions
Initial Class	460,022	$12,627,603	1,272,318	$32,062,392
Service Class	471,045	12,779,458	980,721	24,459,216
	931,067	$25,407,061	2,253,039	$56,521,608
Shares reacquired
Initial Class	(1,877,069)	$(52,500,859)	(1,957,487)	$(50,705,350)
Service Class	(1,199,549)	(33,371,200)	(1,172,721)	(29,978,373)
	(3,076,618)	$(85,872,059)	(3,130,208)	$(80,683,723)
Net change
Initial Class	(1,172,075)	$(32,977,233)	(439,901)	$(12,286,770)
Service Class	1,681,276	46,363,719	1,705,837	42,919,114
	509,201	$13,386,486	1,265,936	$30,632,344

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $3,601 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Investors Trust Series

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		4,003,442	52,753,996	(52,353,698)	4,403,740

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(1,203)	$—	$—	$72,737	$4,403,300

19

MFS Investors Trust Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Investors Trust Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Investors Trust Series (one of the series of MFS Variable Insurance Trust) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Investors Trust Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

21

MFS Investors Trust Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

22

MFS Investors Trust Series

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Kevin Beatty Ted Maloney

23

MFS Investors Trust Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class A shares) of the Fund’s retail counterpart, MFS Massachusetts Investors Trust, which has substantially similar investment strategies, was in the 3rd quintile relative to the other Funds in its Lipper performance universe for the three-year period ended February 28, 2017. After reviewing

24

MFS Investors Trust Series

Board Review of Investment Advisory Agreement – continued

these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustee’s approval. The Trustees also considered that, according to the Broadridge data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

25

MFS Investors Trust Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $24,055,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2017

MFS® MID CAP GROWTH SERIES

MFS® Variable Insurance Trust

VMG-ANN

MFS® MID CAP GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Mid Cap Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bright Horizons Family Solutions, Inc.	3.0%
PerkinElmer, Inc.	2.4%
AMETEK, Inc.	2.3%
SBA Communications Corp., REIT	2.0%
NVIDIA Corp.	2.0%
Global Payments, Inc.	2.0%
Amphenol Corp., “A”	1.9%
Cadence Design Systems, Inc.	1.9%
Siteone Landscape Supply, Inc.	1.9%
Take-Two Interactive Software, Inc.	1.9%

Equity sectors
Technology	17.3%
Industrial Goods & Services	14.5%
Special Products & Services	12.9%
Leisure	11.7%
Health Care	11.3%
Autos & Housing	9.5%
Financial Services	6.4%
Consumer Staples	5.2%
Retailing	3.7%
Basic Materials	2.6%
Utilities & Communications	2.0%
Transportation	1.4%
Energy	0.7%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Mid Cap Growth Series (“fund”) provided a total return of 27.00%, while Service Class shares of the fund provided a total return of 26.68%. These compare with a return of 25.27% over the same period for the fund’s benchmark, the Russell Midcap® Growth Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Contributors to Performance

Security selection and an underweight position in the retailing sector positively impacted performance relative to the Russell Midcap® Growth Index. Not holding poor-performing automotive replacement parts distributor AutoZone aided relative returns as shares declined on the back of disappointing earnings results.

Stock selection in the consumer staples, leisure and autos & housing sectors further strengthened relative results. Within the consumer staples sector, owning alcoholic beverages company Constellation Brands (b) lifted relative returns as better-than-expected sales and a lower effective tax rate appeared to have lifted investor sentiment. Within the leisure sector, an overweight position in game software developer Take-Two Interactive, and holding shares of internet TV show and movie subscription services provider Netflix (b), helped relative performance. Within the autos & housing sector, the fund’s holdings of commercial and residential landscape supplies distributor Siteone Landscape Supply (b) benefited relative returns.

Elsewhere, overweight positions in real estate investment trust SBA Communications, electronic instrument manufacturer Ametek, integrated circuits and electronic devices developer Cadence Design Systems and engineered products and solutions firm Roper Technologies aided relative returns. The fund’s holdings of debit and credit transaction processing company MasterCard (b)(h) also contributed to relative results as strong transaction volume trends and lower-than-expected tax expenses supported the stock.

Detractors from Performance

Security selection and an underweight position in the health care sector detracted from relative performance during the reporting period. Within this sector, an overweight position in healthcare products and services provider Henry Schein, and not holding shares of surgical instruments manufacturer Intuitive Surgical and life sciences company Illumina, hurt relative returns. Shares of Henry Schein declined as weakness in its dental division appeared to have weighed on investor sentiment.

Stock selection in the technology sector also hindered relative results. Within this sector, not owning shares of semiconductor company Lam Research dampened relative performance. Strong demand for memory products helped drive the price of Lam Research’s stock higher during the reporting period.

3

MFS Mid Cap Growth Series

Management Review – continued

Stocks in other sectors that weakened relative returns included overweight positions in commercial products manufacturer Newell Brands, flow control equipment manufacturer Flowserve (h), credit bureau Equifax, private banking services provider First Republic Bank, basic materials supplier Vulcan Materials and apparel retailer Ross Stores.

Respectfully,

Portfolio Manager(s)

Eric Fischman, Paul Gordon, and Matthew Sabel

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	4/28/00	27.00%	15.88%	7.38%
Service Class	5/01/00	26.68%	15.57%	7.12%

Comparative benchmark(s)
Russell Midcap® Growth Index (f)		25.27%	15.30%	9.10%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell Midcap® Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Mid Cap Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.80%	$1,000.00	$1,106.00	$4.25
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,104.58	$5.57
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Mid Cap Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.2%
Aerospace – 3.2%
Curtiss-Wright Corp.	14,160	$1,725,396
Harris Corp.	42,151	5,970,689
Leidos Holdings, Inc.	63,201	4,080,889
TransDigm Group, Inc.	3,182	873,841

		$12,650,815

Alcoholic Beverages – 1.6%
Constellation Brands, Inc., “A”	28,253	$6,457,788

Automotive – 3.4%
CoPart, Inc. (a)	138,464	$5,980,260
LKQ Corp. (a)	27,524	1,119,401
WABCO Holdings, Inc. (a)	43,237	6,204,510

		$13,304,171

Biotechnology – 1.0%
Biomarin Pharmaceutical, Inc. (a)	42,278	$3,769,929

Broadcasting – 1.6%
Netflix, Inc. (a)	32,489	$6,236,588

Brokerage & Asset Managers – 3.2%
Apollo Global Management LLC, “A”	87,523	$2,929,395
E*TRADE Financial Corp. (a)	57,050	2,827,968
NASDAQ, Inc.	91,589	7,036,783

		$12,794,146

Business Services – 9.1%
CoStar Group, Inc. (a)	7,012	$2,082,214
Equifax, Inc.	16,747	1,974,806
Fidelity National Information Services, Inc.	51,990	4,891,739
Fiserv, Inc. (a)	47,923	6,284,143
FleetCor Technologies, Inc. (a)	20,789	4,000,427
Global Payments, Inc.	77,526	7,771,206
TransUnion (a)	35,733	1,963,886
Tyler Technologies, Inc. (a)	12,638	2,237,558
Verisk Analytics, Inc., “A” (a)	51,847	4,977,312

		$36,183,291

Cable TV – 0.1%
Altice USA, Inc. (a)(l)	22,767	$483,343

Chemicals – 0.7%
Ingevity Corp. (a)	38,476	$2,711,404

Computer Software – 4.4%
Autodesk, Inc. (a)	56,924	$5,967,343
Cadence Design Systems, Inc. (a)	184,163	7,701,697
PTC, Inc. (a)	65,747	3,995,445

		$17,664,485

Computer Software – Systems – 6.3%
Constellation Software, Inc.	982	$595,309
Guidewire Software, Inc. (a)	34,403	2,554,767
NICE Systems Ltd., ADR	31,976	2,938,914

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – continued
Presidio, Inc. (a)	62,132	$1,191,071
ServiceNow, Inc. (a)	28,939	3,773,356
Square, Inc., “A” (a)	42,519	1,474,134
SS&C Technologies Holdings, Inc.	161,839	6,551,243
Vantiv, Inc., “A” (a)	79,426	5,841,782

		$24,920,576

Construction – 6.2%
Armstrong World Industries, Inc. (a)	22,443	$1,358,924
Lennox International, Inc.	23,136	4,818,304
Pool Corp.	35,491	4,601,408
Siteone Landscape Supply, Inc. (a)	100,329	7,695,234
Vulcan Materials Co.	46,933	6,024,789

		$24,498,659

Consumer Products – 1.0%
Newell Brands, Inc.	25,975	$802,628
Scotts Miracle-Gro Co.	28,569	3,056,597

		$3,859,225

Consumer Services – 3.0%
Bright Horizons Family Solutions, Inc. (a)	126,625	$11,902,750

Containers – 1.2%
CCL Industries, Inc.	65,180	$3,011,658
Crown Holdings, Inc. (a)	29,735	1,672,594

		$4,684,252

Electrical Equipment – 6.5%
AMETEK, Inc.	124,750	$9,040,632
Amphenol Corp., “A”	88,002	7,726,575
Littlefuse, Inc.	19,641	3,885,383
Mettler-Toledo International, Inc. (a)	8,584	5,317,960

		$25,970,550

Electronics – 4.8%
Mercury Systems, Inc. (a)	2,088	$107,219
Monolithic Power Systems, Inc.	51,265	5,760,135
NVIDIA Corp.	40,620	7,859,970
Silicon Laboratories, Inc. (a)	61,296	5,412,437

		$19,139,761

Energy – Independent – 0.7%
Energen Corp. (a)	30,945	$1,781,504
Parsley Energy, Inc., “A” (a)	38,564	1,135,324

		$2,916,828

Entertainment – 1.4%
Six Flags Entertainment Corp.	80,369	$5,350,164

Food & Beverages – 2.6%
Blue Buffalo Pet Products, Inc. (a)	121,736	$3,991,723
Chr. Hansen Holding A.S.	37,105	3,480,444
Monster Worldwide, Inc. (a)	48,120	3,045,515

		$10,517,682

7

MFS Mid Cap Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Gaming & Lodging – 2.7%
MGM Mirage	138,898	$4,637,804
Paddy Power Betfair PLC	15,795	1,881,987
Vail Resorts, Inc.	20,227	4,297,631

		$10,817,422

General Merchandise – 1.8%
Dollar Tree, Inc. (a)	34,556	$3,708,204
Five Below, Inc. (a)	53,212	3,529,020

		$7,237,224

Insurance – 1.5%
Aon PLC	44,770	$5,999,180

Internet – 1.7%
LogMeIn, Inc.	48,834	$5,591,493
Match Group, Inc. (a)	14,012	438,716
Wix.com Ltd. (a)	15,589	897,147

		$6,927,356

Leisure & Toys – 3.5%
Electronic Arts, Inc. (a)	62,454	$6,561,417
Take-Two Interactive Software, Inc. (a)	67,402	7,399,392

		$13,960,809

Machinery & Tools – 4.2%
Colfax Corp. (a)	60,363	$2,391,582
Gardner Denver Holdings, Inc. (a)	59,562	2,020,939
Roper Technologies, Inc.	28,313	7,333,067
SPX FLOW, Inc. (a)	26,847	1,276,575
Xylem, Inc.	53,571	3,653,542

		$16,675,705

Medical & Health Technology & Services – 2.8%
Healthcare Services Group, Inc.	77,821	$4,102,723
Henry Schein, Inc. (a)	58,624	4,096,645
ICON PLC (a)	27,473	3,081,097

		$11,280,465

Medical Equipment – 7.6%
Align Technology, Inc. (a)	17,450	$3,877,216
Cooper Cos., Inc.	16,390	3,571,053
DexCom, Inc. (a)	23,866	1,369,670
Edwards Lifesciences Corp. (a)	23,748	2,676,637
Integra LifeSciences Holdings Corp. (a)	20,476	979,981
Nevro Corp. (a)	8,295	572,687
PerkinElmer, Inc.	130,084	9,511,742
QIAGEN N.V.	79,152	2,448,171
Steris PLC	57,370	5,018,154

		$30,025,311

Other Banks & Diversified Financials – 0.8%
First Republic Bank	38,003	$3,292,580

Pollution Control – 0.6%
Clean Harbors, Inc. (a)	44,842	$2,430,436

Printing & Publishing – 0.6%
IHS Markit Ltd. (a)	53,735	$2,426,135

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Railroad & Shipping – 1.4%
Kansas City Southern Co.	51,209	$5,388,211

Real Estate – 0.8%
Extra Space Storage, Inc., REIT	36,515	$3,193,237

Restaurants – 1.8%
Aramark	101,136	$4,322,553
Domino’s Pizza, Inc.	6,738	1,273,212
Dunkin Brands Group, Inc.	24,128	1,555,532

		$7,151,297

Specialty Chemicals – 1.5%
Axalta Coating Systems Ltd. (a)	94,523	$3,058,764
Univar, Inc. (a)	93,786	2,903,615

		$5,962,379

Specialty Stores – 1.9%
Lululemon Athletica, Inc. (a)	22,427	$1,762,538
O’Reilly Automotive, Inc. (a)	5,866	1,411,008
Ross Stores, Inc.	35,658	2,861,554
Tractor Supply Co.	21,694	1,621,627

		$7,656,727

Telecommunications – Wireless – 2.0%
SBA Communications Corp., REIT (a)	48,384	$7,904,010

Total Common Stocks (Identified Cost, $255,936,906)		$394,344,891

INVESTMENT COMPANIES (h) – 0.9%
Money Market Funds – 0.9%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $3,538,926)	3,538,996	$3,538,642

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(368,710)

NET ASSETS – 100.0%		$397,514,823

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $3,538,642 and $394,344,891, respectively.

(l)	A portion of this security is on loan.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value, including $204,700 of securities on loan (identified cost, $255,936,906)	$394,344,891
Investments in affiliated issuers, at value (identified cost, $3,538,926)	3,538,642
Receivables for
Fund shares sold	53,353
Interest and dividends	117,978
Other assets	2,257
Total assets	$398,057,121
Liabilities
Payables for
Fund shares reacquired	$436,373
Payable to affiliates
Investment adviser	33,126
Shareholder servicing costs	848
Distribution and/or service fees	2,750
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	69,190
Total liabilities	$542,298
Net assets	$397,514,823
Net assets consist of
Paid-in capital	$198,825,334
Unrealized appreciation (depreciation)	138,411,099
Accumulated net realized gain (loss)	60,278,390
Net assets	$397,514,823
Shares of beneficial interest outstanding	42,425,715

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$297,462,845	31,291,142	$9.51
Service Class	100,051,978	11,134,573	8.99

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes

See Notes to Financial Statements

9

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$2,532,299
Dividends from affiliated issuers	44,110
Income on securities loaned	4,155
Foreign taxes withheld	(16,485)
Total investment income	$2,564,079
Expenses
Management fee	$2,956,712
Distribution and/or service fees	237,880
Shareholder servicing costs	19,635
Administrative services fee	71,860
Independent Trustees’ compensation	9,062
Custodian fee	22,669
Shareholder communications	39,726
Audit and tax fees	57,096
Legal fees	5,811
Miscellaneous	16,259
Total expenses	$3,436,710
Reduction of expenses by investment adviser	(31,555)
Net expenses	$3,405,155
Net investment income (loss)	$(841,076)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$61,604,273
Affiliated issuers	(864)
Foreign currency	1,592
Net realized gain (loss)	$61,605,001
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$32,825,087
Affiliated issuers	(288)
Translation of assets and liabilities in foreign currencies	3,938
Net unrealized gain (loss)	$32,828,737
Net realized and unrealized gain (loss)	$94,433,633
Change in net assets from operations	$93,592,662
See Notes to Financial Statements

10

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$(841,076)	$401,570
Net realized gain (loss)	61,605,001	24,066,750
Net unrealized gain (loss)	32,828,737	(6,122,501)
Change in net assets from operations	$93,592,662	$18,345,819
Distributions declared to shareholders
From net investment income	$(359,051)	$—
From net realized gain	(23,073,331)	(30,751,813)
Total distributions declared to shareholders	$(23,432,382)	$(30,751,813)
Change in net assets from fund share transactions	$(54,399,962)	$(17,601,424)
Total change in net assets	$15,760,318	$(30,007,418)
Net assets
At beginning of period	381,754,505	411,761,923
At end of period (including undistributed net investment income of $0 and $402,090, respectively)	$397,514,823	$381,754,505

See Notes to Financial Statements

11

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$7.96	$8.21		$8.76	$9.00	$6.56
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.01	(c)	$(0.03)	$(0.03)	$(0.02)
Net realized and unrealized gain (loss)	2.11	0.41		0.39	0.80	2.49
Total from investment operations	$2.10	$0.42		$0.36	$0.77	$2.47
Less distributions declared to shareholders
From net investment income	$(0.01)	$—		$—	$—	$—
From net realized gain	(0.54)	(0.67)		(0.91)	(1.01)	(0.03)
Total distributions declared to shareholders	$(0.55)	$(0.67)		$(0.91)	$(1.01)	$(0.03)
Net asset value, end of period (x)	$9.51	$7.96		$8.21	$8.76	$9.00
Total return (%) (k)(r)(s)(x)	27.00	4.91	(c)	4.61	8.86	37.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.75	(c)	0.81	0.81	0.81
Expenses after expense reductions (f)	0.80	0.74	(c)	0.80	0.80	0.81
Net investment income (loss)	(0.15)	0.15	(c)	(0.33)	(0.34)	(0.26)
Portfolio turnover	32	37		37	49	62
Net assets at end of period (000 omitted)	$297,463	$294,226		$324,754	$363,788	$393,212

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$7.56	$7.85		$8.43	$8.72	$6.38
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.01	)(c)	$(0.05)	$(0.05)	$(0.04)
Net realized and unrealized gain (loss)	2.00	0.39		0.38	0.77	2.41
Total from investment operations	$1.97	$0.38		$0.33	$0.72	$2.37
Less distributions declared to shareholders
From net realized gain	$(0.54)	$(0.67)		$(0.91)	$(1.01)	$(0.03)
Net asset value, end of period (x)	$8.99	$7.56		$7.85	$8.43	$8.72
Total return (%) (k)(r)(s)(x)	26.68	4.62	(c)	4.43	8.56	37.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	0.99	(c)	1.06	1.06	1.06
Expenses after expense reductions (f)	1.05	0.99	(c)	1.05	1.05	1.06
Net investment income (loss)	(0.40)	(0.08	)(c)	(0.57)	(0.59)	(0.51)
Portfolio turnover	32	37		37	49	62
Net assets at end of period (000 omitted)	$100,052	$87,529		$87,008	$88,899	$90,854

See Notes to Financial Statements

12

MFS Mid Cap Growth Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Mid Cap Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

14

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$394,344,891	$—	$—	$394,344,891
Mutual Funds	3,538,642	—	—	3,538,642
Total	$397,883,533	$—	$—	$397,883,533

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $204,700. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $206,467. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be

15

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$359,051	$—
Long-term capital gains	23,073,331	30,751,813
Total distributions	$23,432,382	$30,751,813

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$259,737,148
Gross appreciation	139,659,570
Gross depreciation	(1,513,185)
Net unrealized appreciation (depreciation)	$138,146,385
Undistributed ordinary income	2,183,155
Undistributed long-term capital gain	58,356,551
Other temporary differences	3,398

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$359,051	$—	$17,194,955	$23,710,487
Service Class	—	—	5,878,376	7,041,326
Total	$359,051	$—	$23,073,331	$30,751,813

16

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $31,555, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $17,939, which equated to 0.0045% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $1,696.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0182% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $737 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,827,436 and $571,807, respectively. The sales transactions resulted in net realized gains (losses) of $(10,764).

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $124,369,631 and $204,323,887, respectively.

17

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	578,628	$5,199,865	1,145,319	$9,157,568
Service Class	1,548,469	13,031,084	2,367,351	18,135,281
	2,127,097	$18,230,949	3,512,670	$27,292,849
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,983,725	$17,357,596	2,909,262	$23,710,487
Service Class	710,807	5,878,376	908,558	7,041,326
	2,694,532	$23,235,972	3,817,820	$30,751,813
Shares reacquired
Initial Class	(8,213,691)	$(73,119,437)	(6,654,934)	$(54,279,464)
Service Class	(2,697,265)	(22,747,446)	(2,788,211)	(21,366,622)
	(10,910,956)	$(95,866,883)	(9,443,145)	$(75,646,086)
Net change
Initial Class	(5,651,338)	$(50,561,976)	(2,600,353)	$(21,411,409)
Service Class	(437,989)	(3,837,986)	487,698	3,809,985
	(6,089,327)	$(54,399,962)	(2,112,655)	$(17,601,424)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 30%, 9%, and 6%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $2,682 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		2,584,523	87,933,817	(86,979,344)	3,538,996

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(864)	$(288)	$—	$44,110	$3,538,642

18

MFS Mid Cap Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Mid Cap Growth Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Series (one of the series of MFS Variable Insurance Trust) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

19

MFS Mid Cap Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

20

MFS Mid Cap Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

21

MFS Mid Cap Growth Series

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Eric Fischman Paul Gordon Matthew Sabel

22

MFS Mid Cap Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Mid Cap Growth Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

24

MFS Mid Cap Growth Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $25,381,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2017

MFS® NEW DISCOVERY SERIES

MFS® Variable Insurance Trust

VND-ANN

MFS® NEW DISCOVERY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS New Discovery Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bright Horizons Family Solutions, Inc.	2.1%
NICE Systems Ltd., ADR	1.8%
U.S. Foods Holding Corp.	1.8%
Berry Global Group, Inc.	1.7%
SS&C Technologies Holdings, Inc.	1.7%
Zendesk, Inc.	1.7%
Performance Food Group Co.	1.6%
LogMeIn, Inc.	1.6%
Kar Auction Services, Inc.	1.5%
GMS, Inc.	1.2%

Equity sectors
Technology	24.5%
Health Care	18.0%
Special Products & Services	9.0%
Industrial Goods & Services	8.7%
Financial Services	7.8%
Basic Materials	7.8%
Autos & Housing	7.3%
Leisure	6.1%
Consumer Staples	3.2%
Energy	1.0%
Retailing	1.0%
Transportation	0.3%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS New Discovery Series (“fund”) provided a total return of 26.65%, while Service Class shares of the fund provided a total return of 26.33%. These compare with a return of 22.17% over the same period for the fund’s benchmark, the Russell 2000® Growth Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Contributors to Performance

Strong security selection in the technology sector contributed to performance relative to the Russell 2000® Growth Index. The fund’s overweight positions in educational technology company 2U Inc. (h) and online food order and delivery services provider GrubHub helped relative results. In addition, holding shares of integrated circuits and electronic devices developer Cadence Design Systems (b) benefited relative returns. Shares of Cadence Design Systems reacted positively to strong earnings results, owing to better-than-expected revenue and margins. In addition, favorable forward-looking guidance, early in the period, based on strong product momentum and a new share repurchase program, strengthened the stock.

Security selection in both the autos & housing and leisure sectors also bolstered relative performance. Within the autos & housing sector, an overweight position in commercial and residential landscape supplies distributor Siteone Landscape Supply aided relative results. Shares of Siteone Landscape Supply appreciated as the company reported strong sales growth supported by both organic demand as well as previous acquisitions. Within the leisure sector, the fund’s position in concert operator Live Nation Entertainment (b) buoyed relative returns.

Security selection in both the retailing and consumer staples sectors further helped relative performance. However, there were no stocks within either sector that were among the fund’s top relative contributors over the reporting period.

Stocks in other sectors that benefited relative results included the fund’s overweight positions in telehealth company Teladoc, alternative investment management firm Hamilton Lane, biopharmaceutical company Amicus Therapeutics and medical devices manufacturer Merit Medical. Additionally, the fund’s position in animal healthcare company VCA Inc. (b)(h) supported relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our fund’s to have different currency exposure than the benchmark.

3

MFS New Discovery Series

Management Review – continued

Detractors from Performance

Weak stock selection in the health care sector held back the fund’s relative results. Here, not holding shares of strong-performing pharmaceutical company Nektar Therapeutics, pharmaceutical company Kite Pharma and biopharmaceutical company Sage Therapeutics weighed on relative returns. Shares of Nektar Therapeutics advanced as the firm announced submission of a new drug filing with the FDA for the development of its non-addictive opioid painkiller, which proved successful in phase III clinical trials. Additionally, overweight positions in healthcare technology and payments provider Evolent Health (h), medical device developer Medpace Holdings (h) and clinical research provider INC Research hindered relative results.

An overweight position in the energy sector detracted from relative performance. Within this sector, the fund’s position in shares of oilfield products company Forum Energy Technologies Inc (b)(h) hurt relative returns. The shares depreciated after the company’s margin profile lagged the improvements seen at some of its peers. In addition, third quarter results were adversely affected by Hurricane Harvey’s wingspread damage in Texas and Louisiana where facilities and operations were directly impacted.

Elsewhere, overweight positions in restaurant chain Zoe’s Kitchen and semiconductor solutions provider Inphi Corp dampened relative results.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Michael Grossman

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective October 1, 2017, Paul Gordon was no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Series

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/01/98	26.65%	12.21%	10.08%
Service Class	5/01/00	26.33%	11.93%	9.80%

Comparative benchmark(s)
Russell 2000® Growth Index (f)		22.17%	15.21%	9.19%
(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 2000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS New Discovery Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.94%	$1,000.00	$1,141.02	$5.07
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79
Service Class	Actual	1.19%	$1,000.00	$1,139.56	$6.42
	Hypothetical (h)	1.19%	$1,000.00	$1,019.21	$6.06

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS New Discovery Series

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 94.7%
Aerospace – 3.1%
Curtiss-Wright Corp.	66,132	$8,058,184
FLIR Systems, Inc.	118,643	5,531,137
HEICO Corp.	38,483	3,630,871
Leidos Holdings, Inc.	91,738	5,923,522

		$23,143,714

Automotive – 2.3%
Kar Auction Services, Inc.	216,333	$10,926,980
WABCO Holdings, Inc. (a)	44,084	6,326,054

		$17,253,034

Biotechnology – 3.4%
ACADIA Pharmaceuticals, Inc. (a)	71,037	$2,138,924
Alder Biopharmaceuticals, Inc. (a)	116,995	1,339,593
Amicus Therapeutics, Inc. (a)	264,902	3,811,940
Bio-Techne Corp.	34,026	4,408,068
Exact Sciences Corp. (a)	49,806	2,616,807
MiMedx Group, Inc. (a)(l)	237,306	2,992,429
Neurocrine Biosciences, Inc. (a)	42,356	3,286,402
Spark Therapeutics, Inc. (a)	45,211	2,324,750
Tesaro, Inc. (a)	18,743	1,553,232
VTV Therapeutics, Inc. (a)	173,661	1,043,702

		$25,515,847

Brokerage & Asset Managers – 1.5%
Hamilton Lane, Inc.,“A”	109,321	$3,868,870
TMX Group Ltd.	69,328	3,885,015
WisdomTree Investments, Inc.	248,363	3,116,956

		$10,870,841

Business Services – 5.1%
CoStar Group, Inc. (a)	10,356	$3,075,214
Global Payments, Inc.	63,181	6,333,264
WNS (Holdings) Ltd., ADR (a)	184,907	7,420,318
Yext, Inc. (a)(l)	744,498	8,956,311
Zendesk, Inc. (a)	372,161	12,593,928

		$38,379,035

Chemicals – 1.8%
FMC Corp.	47,544	$4,500,515
Ingevity Corp. (a)	128,288	9,040,455

		$13,540,970

Computer Software – 5.9%
Cadence Design Systems, Inc. (a)	130,084	$5,440,113
MuleSoft, Inc., “A” (a)	295,685	6,877,633
Okta, Inc. (a)	74,120	1,898,213
Paylocity Holding Corp. (a)	96,356	4,544,149
RingCentral, Inc. (a)	171,960	8,322,864
SendGrid, Inc. (a)	172,508	4,135,017
Twilio, Inc., “A” (a)(l)	296,771	7,003,796
Ultimate Software Group, Inc. (a)	29,185	6,369,042

		$44,590,827

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – 12.4%
Five9, Inc. (a)	311,325	$7,745,766
ForeScout Tech, Inc. (a)	219,476	6,999,090
HubSpot, Inc. (a)	44,189	3,906,308
Interxion Holding N.V. (a)	116,004	6,836,116
Kinaxis, Inc. (a)	49,995	3,054,189
New Relic, Inc. (a)	134,629	7,777,517
NICE Systems Ltd., ADR	149,165	13,709,755
Proofpoint, Inc. (a)	54,408	4,831,975
Q2 Holdings, Inc. (a)	129,249	4,762,826
Rapid7, Inc. (a)	359,482	6,707,934
RealPage, Inc (a)	132,997	5,891,767
SS&C Technologies Holdings, Inc.	317,038	12,833,698
Switch, Inc.	435,575	7,923,109

		$92,980,050

Construction – 5.0%
Foundation Building Materials, Inc. (a)	421,712	$6,237,121
GMS, Inc. (a)	248,052	9,336,677
Lennox International, Inc.	18,300	3,811,158
Siteone Landscape Supply, Inc. (a)	80,546	6,177,878
Summit Materials, Inc., “A” (a)	235,746	7,411,853
Trex Co., Inc. (a)	39,325	4,262,437

		$37,237,124

Consumer Products – 0.8%
E.L.F. Beauty, Inc. (a)	258,313	$5,762,963

Consumer Services – 2.8%
51job, Inc., ADR (a)	94,255	$5,735,417
Bright Horizons Family Solutions, Inc. (a)	165,389	15,546,566

		$21,281,983

Containers – 1.7%
Berry Global Group, Inc. (a)	221,258	$12,981,207

Electrical Equipment – 1.9%
Littlefuse, Inc.	43,229	$8,551,561
WESCO International, Inc. (a)	85,076	5,797,929

		$14,349,490

Electronics – 3.4%
Inphi Corp. (a)	175,318	$6,416,639
MACOM Technology Solutions Holdings,
Inc. (a)	104,635	3,404,823
Monolithic Power Systems, Inc.	63,109	7,090,927
Silicon Laboratories, Inc. (a)	95,200	8,406,160

		$25,318,549

Entertainment – 1.2%
Live Nation, Inc. (a)	204,052	$8,686,494

Food & Beverages – 2.4%
Blue Buffalo Pet Products, Inc. (a)	160,244	$5,254,401
Cal-Maine Foods, Inc. (a)	108,236	4,811,090
Flex Pharma, Inc. (a)(l)	143,234	499,887

7

MFS New Discovery Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Food & Beverages – continued
Greencore Group PLC	1,298,033	$4,025,585
Snyders-Lance, Inc.	74,424	3,727,154

		$18,318,117

Internet – 2.7%
GrubHub, Inc. (a)	122,109	$8,767,426
LogMeIn, Inc.	102,687	11,757,662

		$20,525,088

Machinery & Tools – 2.2%
Gardner Denver Holdings, Inc. (a)	167,973	$5,699,324
Ritchie Bros. Auctioneers, Inc.	209,628	6,274,166
SPX FLOW, Inc. (a)	101,376	4,820,429

		$16,793,919

Medical & Health Technology & Services – 4.9%
Capital Senior Living Corp. (a)	185,428	$2,501,424
Healthcare Services Group, Inc.	122,751	6,471,433
ICON PLC (a)	83,026	9,311,366
INC Research Holdings, Inc., “A” (a)	183,976	8,021,353
OptiNose, Inc. (a)(l)	227,180	4,293,702
Teladoc, Inc. (a)(l)	184,098	6,415,815

		$37,015,093

Medical Equipment – 8.5%
DexCom, Inc. (a)	131,834	$7,565,953
iRhythm Technologies, Inc. (a)	80,239	4,497,396
Merit Medical Systems, Inc. (a)	172,910	7,469,712
Nevro Corp. (a)	90,010	6,214,290
NuVasive, Inc. (a)	102,514	5,996,044
NxStage Medical, Inc. (a)	116,609	2,825,436
Obalon Therapeutics, Inc. (a)	187,198	1,237,379
PerkinElmer, Inc.	125,910	9,206,539
Steris PLC	105,008	9,185,050
Tactile Systems Technology, Inc. (a)(l)	128,102	3,712,396
West Pharmaceutical Services, Inc.	56,793	5,603,765

		$63,513,960

Oil Services – 1.0%
Patterson-UTI Energy, Inc.	175,765	$4,044,353
U.S. Silica Holdings, Inc.	115,297	3,754,070

		$7,798,423

Other Banks & Diversified Financials – 4.1%
Bank of the Ozarks, Inc.	159,526	$7,729,035
Pinnacle Financial Partners, Inc.	100,230	6,645,249
Preferred Bank	75,868	4,459,521
Texas Capital Bancshares, Inc. (a)	68,268	6,069,025
Wintrust Financial Corp.	74,959	6,174,373

		$31,077,203

Pharmaceuticals – 1.2%
Aratana Therapeutics, Inc. (a)	386,796	$2,034,547
Collegium Pharmaceutical, Inc. (a)(l)	173,839	3,209,068
PetIQ, Inc. (a)	186,926	4,082,464

		$9,326,079

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Pollution Control – 1.4%
Clean Harbors, Inc. (a)	84,999	$4,606,946
Evoqua Water TechnologiesLLC (a)	261,198	6,193,004

		$10,799,950

Railroad & Shipping – 0.4%
StealthGas, Inc. (a)	607,320	$2,647,915

Real Estate – 2.2%
Big Yellow Group PLC, REIT	294,247	$3,454,331
Life Storage, Inc., REIT	62,730	5,587,361
STAG Industrial, Inc., REIT	273,618	7,477,980

		$16,519,672

Restaurants – 5.0%
Dave & Buster’s, Inc. (a)	114,290	$6,305,379
Performance Food Group Co. (a)	369,119	12,217,839
U.S. Foods Holding Corp. (a)	422,935	13,504,315
Zoe’s Kitchen, Inc. (a)	303,311	5,071,360

		$37,098,893

Special Products & Services – 1.1%
Boyd Group Income Fund, IEU	98,949	$7,941,897

Specialty Chemicals – 4.3%
Axalta Coating Systems Ltd. (a)	130,790	$4,232,365
Ferro Corp. (a)	291,812	6,883,845
Ferroglobe PLC (a)	222,070	3,597,534
RPM International, Inc.	156,277	8,192,040
Univar, Inc. (a)	290,698	9,000,010

		$31,905,794

Specialty Stores – 1.0%
Michaels Co., Inc. (a)	196,022	$4,741,772
Urban Outfitters, Inc. (a)	71,507	2,507,035

		$7,248,807

Total Common Stocks (Identified Cost, $547,482,272)		$710,422,938

INVESTMENT COMPANIES (h) – 4.6%
Money Market Funds – 4.6%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $34,468,618)	34,472,065	$34,468,618

COLLATERAL FOR SECURITIES LOANED – 1.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.3% (Identified Cost, $13,961,486) (j)	13,961,486	$13,961,486

OTHER ASSETS, LESS LIABILITIES – (1.2)%		(9,007,006)

NET ASSETS – 100.0%		$749,846,036

8

MFS New Discovery Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $34,468,618 and $724,384,424, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

IEU	International Equity Unit

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value, including $15,598,936 of securities on loan (identified cost, $561,443,758)	$724,384,424
Investments in affiliated issuers, at value (identified cost, $34,468,618)	34,468,618
Receivables for
Investments sold	3,120,052
Fund shares sold	2,293,505
Interest and dividends	363,871
Other assets	3,749
Total assets	$764,634,219
Liabilities
Payables for
Investments purchased	$31,609
Fund shares reacquired	593,421
Collateral for securities loaned, at value (c)	13,961,486
Payable to affiliates
Investment adviser	64,099
Shareholder servicing costs	1,562
Distribution and/or service fees	11,828
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	124,166
Total liabilities	$14,788,183
Net assets	$749,846,036
Net assets consist of
Paid-in capital	$487,212,483
Unrealized appreciation (depreciation)	162,941,335
Accumulated net realized gain (loss)	99,692,218
Net assets	$749,846,036
Shares of beneficial interest outstanding	39,086,919

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$316,949,211	15,771,438	$20.10
Service Class	432,896,825	23,315,481	18.57

(c)	Non-cash collateral is not included.

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

10

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$3,412,427
Income on securities loaned	515,814
Dividends from affiliated issuers	158,108
Foreign taxes withheld	(54,328)
Total investment income	$4,032,021
Expenses
Management fee	$6,342,353
Distribution and/or service fees	1,001,405
Shareholder servicing costs	47,831
Administrative services fee	120,655
Independent Trustees’ compensation	15,266
Custodian fee	39,918
Shareholder communications	211,603
Audit and tax fees	58,240
Legal fees	9,455
Miscellaneous	21,225
Total expenses	$7,867,951
Reduction of expenses by investment adviser	(236,137)
Net expenses	$7,631,814
Net investment income (loss)	$(3,599,793)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$108,816,388
Affiliated issuers	(1,937)
Foreign currency	(3,486)
Net realized gain (loss)	$108,810,965
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$60,494,757
Affiliated issuers	(22)
Translation of assets and liabilities in foreign currencies	2,465
Net unrealized gain (loss)	$60,497,200
Net realized and unrealized gain (loss)	$169,308,165
Change in net assets from operations	$165,708,372

See Notes to Financial Statements

11

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$(3,599,793)	$(801,202)
Net realized gain (loss)	108,810,965	15,018,300
Net unrealized gain (loss)	60,497,200	42,661,132
Change in net assets from operations	$165,708,372	$56,878,230
Distributions declared to shareholders
From net realized gain	$(13,954,284)	$(30,806,227)
Change in net assets from fund share transactions	$(75,159,923)	$(53,937,710)
Total change in net assets	$76,594,165	$(27,865,707)
Net assets
At beginning of period	673,251,871	701,117,578
At end of period	$749,846,036	$673,251,871

See Notes to Financial Statements

12

MFS New Discovery Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$16.18	$15.49		$16.32	$22.07	$15.72
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$0.00	(c)(w)	$(0.08)	$(0.09)	$(0.08)
Net realized and unrealized gain (loss)	4.34	1.40		(0.22)	(1.42)	6.59
Total from investment operations	$4.27	$1.40		$(0.30)	$(1.51)	$6.51
Less distributions declared to shareholders
From net realized gain	$(0.35)	$(0.71)		$(0.53)	$(4.24)	$(0.16)
Net asset value, end of period (x)	$20.10	$16.18		$15.49	$16.32	$22.07
Total return (%) (k)(r)(s)(x)	26.65	9.05	(c)	(1.89)	(7.26)	41.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.94	(c)	0.96	0.96	0.96
Expenses after expense reductions (f)	0.94	0.92	(c)	0.94	0.95	0.96
Net investment income (loss)	(0.37)	0.02	(c)	(0.48)	(0.46)	(0.44)
Portfolio turnover	58	63		60	96	104
Net assets at end of period (000 omitted)	$316,949	$292,368		$312,151	$391,474	$424,432

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$15.01	$14.45		$15.30	$21.02	$15.01
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.10)	$(0.03	)(c)	$(0.11)	$(0.13)	$(0.12)
Net realized and unrealized gain (loss)	4.01	1.30		(0.21)	(1.35)	6.29
Total from investment operations	$3.91	$1.27		$(0.32)	$(1.48)	$6.17
Less distributions declared to shareholders
From net realized gain	$(0.35)	$(0.71)		$(0.53)	$(4.24)	$(0.16)
Net asset value, end of period (x)	$18.57	$15.01		$14.45	$15.30	$21.02
Total return (%) (k)(r)(s)(x)	26.33	8.80	(c)	(2.15)	(7.49)	41.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.19	(c)	1.21	1.21	1.21
Expenses after expense reductions (f)	1.19	1.17	(c)	1.19	1.20	1.21
Net investment income (loss)	(0.62)	(0.23	)(c)	(0.73)	(0.72)	(0.69)
Portfolio turnover	58	63		60	96	104
Net assets at end of period (000 omitted)	$432,897	$380,884		$388,966	$469,245	$578,617

See Notes to Financial Statements

13

MFS New Discovery Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS New Discovery Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and

15

MFS New Discovery Series

Notes to Financial Statements – continued

at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$710,422,938	$—	$—	$710,422,938
Mutual Funds	48,430,104	—	—	48,430,104
Total	$758,853,042	$—	$—	$758,853,042

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/16	$0
Disposition of worthless securities	0
Balance as of 12/31/17	$—

The fund held worthless level 3 securities at the beginning of the period which were disposed of during the period for $0 and no realized gain or loss.

Of the level 1 investments presented above, equity investments amounting to $3,454,331 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for

16

MFS New Discovery Series

Notes to Financial Statements – continued

which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $15,598,936. The fair value of the fund’s investment securities on loan and a related liability of $13,961,486 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $2,369,999. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$—	$13,356,581
Long-term capital gains	13,954,284	17,449,646
Total distributions	$13,954,284	$30,806,227

17

MFS New Discovery Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$598,268,546
Gross appreciation	184,929,655
Gross depreciation	(24,345,159)
Net unrealized appreciation (depreciation)	$160,584,496
Undistributed ordinary income	25,676,810
Undistributed long-term capital gain	76,371,578
Other temporary differences	669

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$5,706,619	$12,970,432
Service Class	8,247,665	17,835,795
Total	$13,954,284	$30,806,227

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion	0.80%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $56,388, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.94% of average daily net assets for the Initial Class shares and 1.19% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, this reduction amounted to $179,749, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $43,710, which equated to 0.0062% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $4,121.

18

MFS New Discovery Series

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0171% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $1,295 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in sale transactions pursuant to this policy, which amounted to $1,703,359. The sales transactions resulted in net realized gains (losses) of $(1,972,153).

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $398,423,329 and $517,194,399, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	746,552	$13,550,721	1,066,459	$16,342,493
Service Class	2,240,266	38,316,297	2,850,524	39,420,051
	2,986,818	$51,867,018	3,916,983	$55,762,544
Shares issued to shareholders in reinvestment of distributions
Initial Class	319,520	$5,706,619	806,118	$12,970,432
Service Class	499,253	8,247,665	1,193,828	17,835,795
	818,773	$13,954,284	1,999,946	$30,806,227
Shares reacquired
Initial Class	(3,363,460)	$(60,765,597)	(3,952,877)	$(60,803,571)
Service Class	(4,799,158)	(80,215,628)	(5,580,054)	(79,702,910)
	(8,162,618)	$(140,981,225)	(9,532,931)	$(140,506,481)
Net change
Initial Class	(2,297,388)	$(41,508,257)	(2,080,300)	$(31,490,646)
Service Class	(2,059,639)	(33,651,666)	(1,535,702)	(22,447,064)
	(4,357,027)	$(75,159,923)	(3,616,002)	$(53,937,710)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Growth Allocation Portfolio were the owners of record of approximately 3% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Portfolio, was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

19

MFS New Discovery Series

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $4,776 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		13,656,231	234,949,507	(214,133,673)	34,472,065

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(1,937)	$(22)	$—	$158,108	$34,468,618

20

MFS New Discovery Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS New Discovery Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Series (one of the series of MFS Variable Insurance Trust) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

21

MFS New Discovery Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

22

MFS New Discovery Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

23

MFS New Discovery Series

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Michael Grossman

24

MFS New Discovery Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS New Discovery Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund and the Fund’s

25

MFS New Discovery Series

Board Review of Investment Advisory Agreement – continued

retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

26

MFS New Discovery Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $15,350,000 as capital gain dividends paid during the fiscal year.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2017

MFS® TOTAL RETURN

BOND SERIES

MFS® Variable Insurance Trust

VFB-ANN

MFS® TOTAL RETURN BOND SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Bond Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Total Return Bond Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	34.6%
U.S. Treasury Securities	19.7%
Mortgage-Backed Securities	17.3%
Commercial Mortgage-Backed Securities	9.1%
High Yield Corporates	6.2%
Collateralized Debt Obligations	5.4%
Asset-Backed Securities	2.9%
U.S. Government Agencies	1.9%
Municipal Bonds	1.5%
Emerging Markets Bonds	0.8%
Residential Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	12.9%
AA	4.2%
A	18.1%
BBB	18.7%
BB	5.0%
B	1.4%
C (o)	0.0%
D (o)	0.0%
U.S. Government	18.6%
Federal Agencies	19.2%
Not Rated	1.3%
Cash & Cash Equivalents	1.7%
Other	(1.1)%

Portfolio facts (i)
Average Duration (d)	5.7
Average Effective Maturity (m)	8.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

2

MFS Total Return Bond Series

Portfolio Composition – continued

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

3

MFS Total Return Bond Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Total Return Bond Series (“fund”) provided a total return of 4.46%, while Service Class shares of the fund provided a total return of 4.18%. These compare with a return of 3.54% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund’s overweight allocation to the industrials and financial institutions sectors positively impacted performance, as both sectors outperformed the benchmark during the reporting period. A relative underweight allocation to the treasury sector also contributed to relative returns. The fund’s allocation to “BB” rated (r) securities (which are not held in the benchmark) strengthened relative results as this credit quality bucket also outperformed the benchmark. Security selection within industrials, financial institutions and “BBB” rated securities was another positive factor for relative returns.

Conversely, positioning along the yield curve (y) was the largest detractor from relative returns during the reporting period, most notably a duration (d) overweight to the 10-year and 30-year portions of the yield curve, where yields widened.

Respectfully,

Portfolio Manager(s)

Joshua Marston and Robert Persons

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Total Return Bond Series

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/24/95	4.46%	2.60%	4.73%
Service Class	5/01/00	4.18%	2.35%	4.47%

Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)		3.54%	2.10%	4.01%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Total Return Bond Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.53%	$1,000.00	$1,015.10	$2.69
	Hypothetical (h)	0.53%	$1,000.00	$1,022.53	$2.70
Service Class	Actual	0.78%	$1,000.00	$1,014.25	$3.96
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Total Return Bond Series

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 97.6%
Aerospace – 0.1%
TransDigm, Inc., 6.5% 7/15/2024	$2,970,000	$3,044,250

Asset-Backed & Securitized – 17.4%
Allegro CLO Ltd., 2014-1A, “A2R”, FLR, 3.012% (U.S. LIBOR-3mo. + 1.65%), 1/21/2027 (n)	$9,218,037	$9,242,474
Allegro CLO Ltd., 2014-1A, “BR”, FLR, 3.762% (U.S. LIBOR-3mo. + 2.4%), 1/21/2027 (n)	8,514,497	8,504,126
ALM V Ltd., 2012-5A, “A2R3”, FLR, 2.603% (U.S. LIBOR-3mo. + 1.25%), 10/18/2027 (z)	4,010,000	4,012,892
ALM V Ltd., 2012-5A, “BR3”, FLR, 3.003% (U.S. LIBOR-3mo. + 1.7%), 10/18/2027 (z)	1,750,000	1,751,252
Ameriquest Mortgage Securities, Inc., “M1”, FLR, 2.022% (U.S. LIBOR-1mo. + 0.47%), 10/25/2035	958,914	959,291
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82% 7/15/2024 (n)	2,367,775	2,366,634
Atrium XII Corp., 2012-A, “B1R”, FLR, 2.722% (U.S. LIBOR-3mo. + 1.35%), 4/22/2027 (n)	7,430,000	7,422,726
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 3.603% (U.S. LIBOR-3mo. + 2.25%), 1/18/2025 (n)	3,228,778	3,223,095
Babson CLO Ltd., 2014-IIA, “CR”, FLR, 3.553% (U.S. LIBOR-3mo. + 2.2%), 10/17/2026 (n)	3,680,000	3,674,042
Ballyrock Ltd., CLO, FLR, 2.615% (U.S. LIBOR-3mo. + 1.18%), 5/20/2025 (z)	1,978,789	1,987,242
Bayview Commercial Asset Trust, 0% 12/25/2036 (i)(z)	173,362	17
Bayview Financial Revolving Mortgage Loan Trust, FLR, 2.937% (U.S. LIBOR-1mo. + 1.6%), 12/28/2040 (z)	98,059	85,612
Bear Stearns Cos., Inc., “A2”, FLR, 2.002% (U.S. LIBOR-1mo. + 0.45%), 12/25/2042	593,036	587,050
Cavalry CLO IV Ltd., 2014-4A, “B1R”, FLR, 2.709% (U.S. LIBOR-3mo. + 1.35%), 10/15/2026 (z)	3,800,000	3,802,452
Cavalry CLO IV Ltd./Cavalry CLO IV LLC, FLR, 3.259% (U.S. LIBOR-3mo. + 1.9%), 10/15/2026 (z)	3,750,000	3,762,073
Cavalry CLO IV Ltd./Cavalry CLO IV LLC, FLR, 3.259% (U.S. LIBOR-3mo. + 1.9%), 10/15/2026 (z)	2,670,000	2,670,200
Cent CLO LP, 2014-16AR, “A1AR”, FLR, 2.626% (U.S. LIBOR-3mo. + 1.25%), 8/01/2024 (n)	3,364,690	3,372,768
Cent CLO LP, 2014-21A, “A2AR”, FLR, 3.074% (U.S. LIBOR-3mo. + 1.7%), 7/27/2026 (n)	5,974,147	6,007,714

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Chesapeake Funding II LLC, 2016-1A, “A1”, 2.11% 3/15/2028 (n)	$5,524,418	$5,527,272
Chesapeake Funding II LLC, 2017-4A, “A1”, 2.12% 11/15/2029 (z)	6,670,000	6,651,449
Citigroup Commercial Mortgage Trust, 2014-GC25, “A4”, 3.635% 10/10/2047	3,128,793	3,252,636
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137% 2/10/2048	7,821,982	7,880,744
Citigroup Commercial Mortgage Trust, 2017-C4, 3.471% 10/12/2050	4,568,917	4,680,505
Commercial Mortgage Asset Trust, 0.975% 1/17/2032 (i)(z)	51,698	16
Commercial Mortgage Pass-Through Certificates, “A4”, 3.183% 2/10/2048	7,671,000	7,759,984
Commercial Mortgage Trust, “A4”, 3.147% 8/15/2045	3,950,000	4,009,582
Commercial Mortgage Trust, 2014-CR19, “A5”, 3.796% 8/10/2047	8,605,908	9,025,216
Commercial Mortgage Trust, 2014-UBS4, “A5”, 3.694% 8/10/2047	8,091,000	8,428,333
Commercial Mortgage Trust, 2015-CR22, “A5”, 3.309% 3/10/2048	5,290,000	5,380,043
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708% 7/10/2048	10,000,000	10,439,528
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902% 7/10/2050	2,888,848	3,042,300
Commercial Mortgage Trust, 2016-COR1, “A4”, 3.091% 10/10/2049	10,566,977	10,517,364
Commercial Mortgage Trust, 2017-CD4, “A4”, 3.514% 5/10/2050	10,486,481	10,822,020
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51% 9/10/2050	12,940,000	13,342,241
Credit-Based Asset Servicing & Securitization LLC, 3.833% 12/25/2035	5,492	5,471
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504% 6/15/2057	2,695,346	2,759,998
Cutwater Ltd., 2014-1A, “BR”, FLR, 3.759% (U.S. LIBOR-3mo. + 2.4%), 7/15/2026 (n)	3,135,000	3,130,131
Drive Auto Receivables Trust, 2017-1, “C”, 2.84% 4/15/2022	4,567,000	4,587,191
Eaton Vance CLO Ltd., 2014-1A, “CR”, FLR, 3.609% (U.S. LIBOR-3mo. + 2.25%), 7/15/2026 (n)	4,129,934	4,122,682
Flatiron CLO Ltd., 2013-1A, “A1R”, FLR, 2.513% (U.S. LIBOR-3mo. + 1.16%), 1/17/2026 (n)	6,322,926	6,335,888
Flatiron CLO Ltd., 2015-1A, “BR”, FLR, 2.759% (U.S. LIBOR-3mo. + 1.4%), 4/15/2027 (n)	10,675,817	10,674,354
Flatiron CLO Ltd., 2015-1A, “CR”, FLR, 3.259% (U.S. LIBOR-3mo. + 1.9%), 4/15/2027 (n)	1,970,000	1,969,725

7

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26% 11/15/2025 (n)	$4,559,000	$4,568,241
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31% 4/15/2026 (n)	10,726,000	10,741,508
Galaxy CLO Ltd., 2013-16A, “CR”, FLR, 3.669% (LIBOR-3mo. + 2.25%), 11/16/2025 (n)	5,120,000	5,115,602
GMF Floorplan Owner Revolving Trust, 2017-1, “A2”, FLR, 2.047% (LIBOR-1mo. + 0.57%), 1/18/2022 (n)	14,876,000	14,965,088
GMF Floorplan Owner Revolving Trust, 2017-2, “C”, 2.63% 7/15/2022 (z)	3,932,000	3,893,368
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382% 5/10/2050	7,904,407	8,097,696
GS Mortgage Securities Trust, 2017-GS6, “A3”, 3.433% 5/10/2050	16,765,206	17,180,780
GS Mortgage Securities Trust, 2017-GS7, “A4”, 3.43% 8/10/2050	14,970,000	15,240,042
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494% 1/15/2048	9,314,291	9,591,876
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227% 10/15/2048	12,188,428	12,334,863
JPMorgan Chase Commercial Mortgage Securities Corp., 5.746% 7/15/2042 (n)(q)	34,074	14,239
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454% 9/15/2050	7,520,623	7,704,119
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, 4.171% 8/15/2046	492,384	515,705
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, 6.008% 6/15/2049	5,104,481	5,184,523
JPMorgan Mortgage Trust, “A1”, 3.099% 10/25/2033	197,578	199,537
Lehman Brothers Commercial Conduit Mortgage Trust, 0.958% 2/18/2030 (i)	4,386	0
Loomis, Sayles & Co., CLO, “A1”, FLR, 2.889% (U.S. LIBOR-3mo. + 1.53%), 10/15/2027 (n)	3,000,000	3,016,917
Merrill Lynch Mortgage Investors Inc., “A”, 3.183% 5/25/2036	454,702	458,917
Merrill Lynch Mortgage Investors Inc., “A5”, 3.159% 4/25/2035	265,663	254,991
Morgan Stanley Bank of America/Merrill Lynch Trust, “A4”, 3.176% 8/15/2045	5,000,000	5,093,322
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53% 6/15/2050	14,115,000	14,568,375
Morgan Stanley Capital I, Inc., 1.061% 11/15/2030 (i)(n)	28,351	2
Nextgear Floorplan Master Owner Trust, 2015-2A, “A”, 2.38% 10/15/2020 (n)	7,586,000	7,595,297
Nissan Master Owner Trust Receivables 2015, “A-2”, 1.44% 1/15/2020	9,277,000	9,275,611

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Oaktree CLO Ltd., 2014-2A, “BR”, FLR, 3.912% (U.S. LIBOR-3mo. + 2.55%), 10/20/2026 (n)	$1,450,000	$1,455,353
OCP CLO Ltd., 2015-9A, “A2R”, FLR, 2.709% (U.S. LIBOR-3mo. + 1.35%), 7/15/2027 (z)	6,280,000	6,279,586
Preferred Term Securities XIX Ltd., CDO, FLR, 1.938% (U.S. LIBOR-3mo. + 0.35%), 12/22/2035 (z)	304,601	271,095
Race Point CLO Ltd., 2013-8A, “AR”, FLR, 2.775% (U.S. LIBOR-3mo. + 1.34%), 2/20/2030 (n)	5,825,355	5,889,404
Residential Funding Mortgage Securities, Inc., 5.32% 12/25/2035	49,170	46,498
Shackleton CLO Ltd., 2014-6A, “CR”, FLR, 3.603% (U.S. LIBOR-3mo. + 2.25%), 7/17/2026 (n)	4,768,394	4,795,674
Silver Spring CLO Ltd., 2014-1A, “C2R”, 4.561% 10/15/2026 (n)	3,040,000	3,057,206
Voya CLO Ltd., 2013-3A, “BR”, FLR, 3.503% (U.S. LIBOR-3mo. + 2.15%), 1/18/2026 (n)	6,005,000	6,039,505
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54% 5/15/2048	10,682,988	11,034,878
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64% 12/15/2059	13,071,416	13,555,580
West CLO Ltd., 2014-1A, “A2R”, FLR, 2.703% (U.S. LIBOR-3mo. + 1.35%), 7/18/2026 (n)	8,174,074	8,166,358
West CLO Ltd., 2014-1A, “CR”, FLR, 4.353% (U.S. LIBOR-3mo. + 3%), 7/18/2026 (n)	1,680,000	1,697,030

		$425,675,119

Automotive – 0.5%
General Motors Co., 4.875% 10/02/2023	$4,291,000	$4,642,891
General Motors Co., 5.2% 4/01/2045	4,005,000	4,228,345
General Motors Financial Co., Inc., 3.45% 4/10/2022	2,500,000	2,533,033

		$11,404,269

Broadcasting – 0.1%
Time Warner, Inc., 3.8% 2/15/2027	$2,105,000	$2,102,419

Brokerage & Asset Managers – 1.7%
Charles Schwab Corp., 3.2% 1/25/2028	$5,189,000	$5,195,550
Charles Schwab Corp., 3.2% 3/02/2027	9,227,000	9,308,496
Intercontinental Exchange, Inc., 3.1% 9/15/2027	7,973,000	7,969,707
Raymond James Financial, 3.625% 9/15/2026	1,278,000	1,283,646
Raymond James Financial, 4.95% 7/15/2046	8,424,000	9,515,301
TD Ameritrade Holding Corp., 5.6% 12/01/2019	3,959,000	4,202,111

8

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Brokerage & Asset Managers – continued
TD Ameritrade Holding Corp., 2.95% 4/01/2022	$1,773,000	$1,794,023
TD Ameritrade Holding Corp., 3.3% 4/01/2027	3,034,000	3,060,703

		$42,329,537

Building – 1.1%
Martin Marietta Materials, Inc., 4.25% 12/15/2047	$3,819,000	$3,775,256
Martin Marietta Materials, Inc., 4.25% 7/02/2024	8,330,000	8,760,299
Martin Marietta Materials, Inc., 3.45% 6/01/2027	1,407,000	1,386,514
Masco Corp., 4.375% 4/01/2026	6,170,000	6,512,435
Standard Industries, Inc., 5.375% 11/15/2024 (n)	2,645,000	2,764,819
Standard Industries, Inc., 6% 10/15/2025 (n)	2,645,000	2,823,538

		$26,022,861

Business Services – 0.4%
Equinix, Inc., 5.375% 5/15/2027	$2,426,000	$2,595,820
Fidelity National Information Services, Inc., 3% 8/15/2026	7,885,000	7,619,281

		$10,215,101

Cable TV – 2.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% 1/15/2024	$3,865,000	$3,980,950
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908% 7/23/2025	7,676,000	8,159,166
Comcast Corp., 3.15% 2/15/2028	19,494,000	19,550,247
Cox Communications, Inc., 3.15% 8/15/2024 (n)	7,354,000	7,241,204
Sirius XM Radio, Inc., 5.375% 7/15/2026 (n)	5,700,000	5,906,625
Time Warner Cable, Inc., 4.5% 9/15/2042	3,721,000	3,488,291
Time Warner Entertainment Co. LP, 8.375% 7/15/2033	290,000	398,795
Videotron Ltd., 5% 7/15/2022	8,605,000	9,056,763

		$57,782,041

Computer Software – 0.9%
Microsoft Corp., 2% 8/08/2023	$8,215,000	$7,978,854
Microsoft Corp., 4.1% 2/06/2037	7,039,000	7,853,279
VeriSign, Inc., 4.625% 5/01/2023	6,600,000	6,773,250

		$22,605,383

Computer Software – Systems – 0.8%
Apple, Inc., 3.35% 2/09/2027	$5,140,000	$5,263,803
Apple, Inc., 2.9% 9/12/2027	6,893,000	6,809,252
Apple, Inc., 4.375% 5/13/2045	4,792,000	5,393,530
Apple, Inc., 4.25% 2/09/2047	1,299,000	1,442,111

		$18,908,696

Issuer	Shares/Par	Value ($)
BONDS – continued
Conglomerates – 0.2%
Johnson Controls International PLC, 5.7% 3/01/2041	$2,075,000	$2,445,315
Johnson Controls International PLC, 4.625% 7/02/2044	2,272,000	2,500,402

		$4,945,717

Consumer Products – 1.0%
Reckitt Benckiser Treasury Services PLC, 3.625% 9/21/2023 (n)	$6,765,000	$6,987,229
Reckitt Benckiser Treasury Services PLC, 2.75% 6/26/2024 (n)	19,110,000	18,691,668

		$25,678,897

Consumer Services – 0.5%
ADT Corp., 6.25% 10/15/2021	$7,105,000	$7,779,975
Alibaba Group Holding Ltd., 4.2% 12/06/2047	223,000	231,964
Priceline Group, Inc., 2.75% 3/15/2023	1,728,000	1,721,500
Priceline Group, Inc., 3.65% 3/15/2025	3,610,000	3,668,284

		$13,401,723

Containers – 0.4%
Berry Global Group, Inc., 5.125% 7/15/2023	$2,905,000	$3,021,200
Sealed Air Corp., 5.125% 12/01/2024 (n)	6,910,000	7,393,700

		$10,414,900

Emerging Market Quasi-Sovereign – 0.6%
State Grid Overseas Investment (2016) Ltd., 2.75% 5/04/2022 (n)	$15,191,000	$15,053,351

Energy – Integrated – 0.1%
Shell International Finance B.V., 3.75% 9/12/2046	$2,634,000	$2,683,839

Entertainment – 0.3%
Six Flags Entertainment Corp., 4.875% 7/31/2024 (n)	$6,621,000	$6,720,315

Financial Institutions – 0.4%
Nationstar Mortgage LLC/Capital Corp., 6.5% 7/01/2021	$8,810,000	$8,931,138

Food & Beverages – 1.6%
Anheuser-Busch InBev Finance, Inc., 2.65% 2/01/2021	$8,068,000	$8,107,773
Anheuser-Busch InBev Finance, Inc., 4.9% 2/01/2046	8,386,000	9,710,640
Anheuser-Busch InBev Worldwide, Inc., 3.7% 2/01/2024	2,400,000	2,497,411
Anheuser-Busch InBev Worldwide, Inc., 3.75% 1/15/2022	4,992,000	5,216,948
Kraft Heinz Foods Co., 5.2% 7/15/2045	1,140,000	1,252,972
Kraft Heinz Foods Co., 4.375% 6/01/2046	4,849,000	4,798,870
Wm. Wrigley Jr. Co., 3.375% 10/21/2020 (n)	7,334,000	7,510,465

		$39,095,079

9

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Food & Drug Stores – 0.2%
CVS Health Corp., 5.125% 7/20/2045	$4,194,000	$4,802,597

Forest & Paper Products – 0.1%
Packaging Corp. of America, 3.65% 9/15/2024	$3,490,000	$3,577,766

Gaming & Lodging – 0.2%
GLP Capital LP/GLP Financing II, Inc., 5.375% 11/01/2023	$4,350,000	$4,643,625

Insurance – 1.4%
American International Group, Inc., 4.5% 7/16/2044	$2,465,000	$2,652,740
American International Group, Inc., 3.75% 7/10/2025	12,804,000	13,198,150
American International Group, Inc., 3.9% 4/01/2026	5,113,000	5,300,886
American International Group, Inc., 4.7% 7/10/2035	2,777,000	3,069,270
Metropolitan Life Global Funding I, 3.45% 12/18/2026 (n)	5,297,000	5,441,726
Principal Financial Group, Inc., 3.4% 5/15/2025	4,724,000	4,790,334

		$34,453,106

Insurance – Health – 0.4%
UnitedHealth Group, Inc., 2.375% 10/15/2022	$8,997,000	$8,908,777

Insurance – Property & Casualty – 0.6%
Allied World Assurance, 5.5% 11/15/2020	$2,640,000	$2,814,382
Allied World Assurance Co. Holdings Ltd., 4.35% 10/29/2025	6,835,000	6,916,360
Liberty Mutual Group, Inc., 4.85% 8/01/2044 (n)	3,359,000	3,729,924
Swiss Re Ltd., 4.25% 12/06/2042 (n)	926,000	962,055

		$14,422,721

Local Authorities – 0.8%
Philadelphia, PA, School District, “B”, 6.615% 6/01/2030	$3,250,000	$3,933,540
Philadelphia, PA, School District, “B”, 6.765% 6/01/2040	2,195,000	2,949,926
State of California (Build America Bonds), 7.625% 3/01/2040	860,000	1,345,427
State of California (Build America Bonds), 7.6% 11/01/2040	5,010,000	8,000,619
University of California Limited Project Rev., “J”, 4.131% 5/15/2045	2,260,000	2,390,605

		$18,620,117

Major Banks – 7.9%
ABN AMRO Bank N.V., 4.8% 4/18/2026 (n)	$5,000,000	$5,337,000
Bank of America Corp., 3.004% to 12/20/2022, FLR to 12/20/2023 (z)	11,130,000	11,157,011
Bank of America Corp., 3.419% to 12/20/2027, FLR to 12/20/2028 (z)	8,376,000	8,375,217

Issuer	Shares/Par	Value ($)
BONDS – continued
Major Banks – continued
Bank of America Corp., 4.125% 1/22/2024	$6,960,000	$7,400,885
Bank of America Corp., 6.5% to 10/23/2024, FLR to 10/29/2049	4,004,000	4,549,545
Bank of America Corp., 6.1% to 3/17/2025, FLR to 12/29/2049	5,000,000	5,487,500
Bank of America Corp., 4.443% to 1/20/2047, FLR to 1/20/2048	13,670,000	15,390,918
Bank of New York Mellon Corp., 3.442% to 2/07/2027, FLR to 2/07/2028	12,874,000	13,155,343
Credit Suisse Group AG, 6.5% 8/08/2023 (n)	1,899,000	2,124,981
Credit Suisse Group Fund Guernsey Ltd., 3.75% 3/26/2025	3,355,000	3,422,607
Goldman Sachs Group, Inc., 3.625% 1/22/2023	11,855,000	12,244,872
Goldman Sachs Group, Inc., 3.85% 1/26/2027	5,290,000	5,429,637
JPMorgan Chase & Co., 3.125% 1/23/2025	374,000	375,978
JPMorgan Chase & Co., 4.25% 10/15/2020	1,385,000	1,452,096
JPMorgan Chase & Co., 4.5% 1/24/2022	947,000	1,013,224
Lloyds Bank PLC, 3.75% 1/11/2027	7,906,000	8,026,556
Morgan Stanley, 3.75% 2/25/2023	8,585,000	8,895,891
Morgan Stanley, 5.5% 7/28/2021	14,214,000	15,546,269
Morgan Stanley, 4.3% 1/27/2045	1,528,000	1,646,567
Morgan Stanley, 3.125% 7/27/2026	483,000	476,267
Morgan Stanley, 4.375% 1/22/2047	9,571,000	10,481,654
PNC Bank N.A., 3.1% 10/25/2027	10,280,000	10,250,241
Royal Bank of Scotland Group PLC, 6% 12/19/2023	7,121,000	7,856,896
Royal Bank of Scotland Group PLC, 7.5% to 8/10/2020, FLR to 12/29/2049	5,177,000	5,474,678
Royal Bank of Scotland Group PLC, 8% to 8/10/2025, FLR to 12/29/2049	1,662,000	1,900,913
Sumitomo Mitsui Financial Group, Inc., 2.442% 10/19/2021	4,623,000	4,573,799
UBS Group Funding (Jersey) Ltd., 4.125% 9/24/2025 (n)	4,836,000	5,073,924
UBS Group Funding (Switzerland) AG, 4.253% 3/23/2028 (n)	5,292,000	5,574,554
Wachovia Corp., 6.605% 10/01/2025	1,764,000	2,126,817
Wells Fargo & Co., 3.069% 1/24/2023	8,635,000	8,698,792

		$193,520,632

Medical & Health Technology & Services – 1.8%
Catholic Health Initiatives, 2.95% 11/01/2022	$6,666,000	$6,607,391
Hackensack Meridian Health, Inc., 4.5% 7/01/2057	5,360,000	5,977,241
HCA, Inc., 5.25% 6/15/2026	5,271,000	5,587,260
Laboratory Corp. of America Holdings, 4.7% 2/01/2045	2,518,000	2,721,502
Life Technologies Corp., 5% 1/15/2021	13,872,000	14,675,156

10

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Medical & Health Technology & Services – continued
Northwell Healthcare, Inc., 3.979% 11/01/2046	$1,503,000	$1,465,223
Northwell Healthcare, Inc., 4.26% 11/01/2047	4,465,000	4,561,787
Thermo Fisher Scientific, Inc., 3% 4/15/2023	1,817,000	1,827,939

		$43,423,499

Medical Equipment – 0.7%
Abbott Laboratories, 3.4% 11/30/2023	$3,834,000	$3,899,716
Medtronic, Inc., 4.625% 3/15/2045	7,021,000	8,172,398
Zimmer Holdings, Inc., 2.7% 4/01/2020	5,792,000	5,794,487

		$17,866,601

Metals & Mining – 1.8%
Freeport-McMoRan, Inc., 3.875% 3/15/2023	$4,000,000	$3,980,000
Freeport-McMoRan, Inc., 6.875% 2/15/2023	8,679,000	9,460,110
Freeport-McMoRan, Inc., 5.4% 11/14/2034	4,000,000	4,070,000
Glencore Funding LLC, 4.125% 5/30/2023 (n)	4,095,000	4,236,278
Glencore Funding LLC, 4% 4/16/2025 (n)	2,578,000	2,603,889
Glencore Funding LLC, 4% 3/27/2027 (n)	7,000,000	7,026,187
Kinross Gold Corp., 5.95% 3/15/2024	6,437,000	7,056,561
Steel Dynamics, Inc., 5.125% 10/01/2021	5,864,000	6,010,600

		$44,443,625

Midstream – 1.7%
Enbridge, Inc., 4.25% 12/01/2026	$4,350,000	$4,547,297
Kinder Morgan (Delaware), Inc., 7.75% 1/15/2032	6,550,000	8,455,491
Kinder Morgan Energy Partners LP, 7.4% 3/15/2031	103,000	127,620
Kinder Morgan Energy Partners LP, 5.4% 9/01/2044	2,778,000	2,934,730
Kinder Morgan Energy Partners LP, 6.375% 3/01/2041	2,240,000	2,601,832
Kinder Morgan, Inc., 5.625% 11/15/2023 (n)	3,000,000	3,311,823
Phillips 66 Partners LP, 4.68% 2/15/2045	1,285,000	1,318,741
Sabine Pass Liquefaction LLC, 5.625% 2/01/2021	8,270,000	8,865,208
Sabine Pass Liquefaction LLC, 5% 3/15/2027	5,259,000	5,641,838
Sabine Pass Liquefaction LLC, 4.2% 3/15/2028	2,847,000	2,879,699

		$40,684,279

Mortgage-Backed – 17.2%
Fannie Mae, 5.5%, 2/01/2018 - 4/01/2040	$11,849,825	$13,115,713
Fannie Mae, 3.99%, 4/01/2018	600,000	599,365
Fannie Mae, 3.75%, 6/01/2018	1,007,229	1,008,686
Fannie Mae, 5.286%, 6/01/2018	89,384	90,140

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 2.578%, 9/25/2018	$1,595,944	$1,593,749
Fannie Mae, 5.18%, 3/01/2019	117,133	119,448
Fannie Mae, 5.51%, 3/01/2019	176,241	180,118
Fannie Mae, 4.6%, 9/01/2019	696,091	721,992
Fannie Mae, 1.99%, 10/01/2019	2,532,935	2,529,791
Fannie Mae, 4.45%, 10/01/2019	484,680	502,996
Fannie Mae, 4.88%, 3/01/2020	10,646	10,928
Fannie Mae, 5%, 6/01/2020 - 3/01/2042	8,857,834	9,581,031
Fannie Mae, 5.19%, 9/01/2020	148,939	154,916
Fannie Mae, 3.416%, 10/01/2020	1,341,827	1,372,364
Fannie Mae, 2.14%, 5/01/2021	914,672	902,239
Fannie Mae, 3.89%, 7/01/2021	1,128,142	1,181,078
Fannie Mae, 2.56%, 10/01/2021	804,023	799,687
Fannie Mae, 2.64%, 11/01/2021	1,196,109	1,204,500
Fannie Mae, 2.75%, 3/01/2022	1,131,383	1,144,083
Fannie Mae, 6%, 8/01/2022 - 3/01/2039	2,975,440	3,351,004
Fannie Mae, 2.525%, 10/01/2022	1,808,468	1,813,024
Fannie Mae, 2.68%, 3/01/2023	1,737,346	1,753,580
Fannie Mae, 2.41%, 5/01/2023	2,024,090	2,017,303
Fannie Mae, 2.55%, 5/01/2023	1,038,064	1,041,469
Fannie Mae, 4.5%, 5/01/2024 - 6/01/2044	36,870,788	39,530,817
Fannie Mae, 4%, 3/01/2025 - 5/01/2044	62,528,064	65,765,975
Fannie Mae, 4.5%, 5/01/2025	70,987	74,236
Fannie Mae, 2.597%, 12/25/2026	6,265,000	6,136,514
Fannie Mae, 3.95%, 1/01/2027	358,177	374,895
Fannie Mae, 3%, 12/01/2031 - 11/01/2046	17,215,788	17,299,863
Fannie Mae, 6.5%, 7/01/2032 - 1/01/2033	6,005	6,760
Fannie Mae, 3.5%, 11/01/2041 - 12/01/2046	33,530,638	34,541,151
Federal Home Loan Bank, 5%, 7/01/2035	2,403,319	2,607,335
Freddie Mac, 3.154%, 2/25/2018	533,288	532,904
Freddie Mac, 5%, 7/01/2018 - 7/01/2041	3,458,286	3,778,533
Freddie Mac, 2.303%, 9/25/2018	8,971,000	8,982,862
Freddie Mac, 2.323%, 10/25/2018	1,164,737	1,166,266
Freddie Mac, 2.22%, 12/25/2018	1,200,000	1,201,334
Freddie Mac, 2.13%, 1/25/2019	5,829,359	5,832,707
Freddie Mac, 2.086%, 3/25/2019	7,200,000	7,200,612
Freddie Mac, 5.5%, 6/01/2019 - 1/01/2038	524,688	582,529
Freddie Mac, 4.186%, 8/25/2019	1,110,000	1,141,513
Freddie Mac, 1.869%, 11/25/2019	6,014,568	5,989,362
Freddie Mac, 4.251%, 1/25/2020	807,000	835,807
Freddie Mac, 3.034%, 10/25/2020	2,606,000	2,651,751
Freddie Mac, 2.856%, 1/25/2021	5,331,000	5,407,754
Freddie Mac, 2.791%, 1/25/2022	4,439,000	4,498,979
Freddie Mac, 2.716%, 6/25/2022	1,478,636	1,495,180
Freddie Mac, 2.682%, 10/25/2022	3,049,000	3,084,645
Freddie Mac, 3.32%, 2/25/2023	3,956,000	4,112,664
Freddie Mac, 3.3%, 4/25/2023 - 10/25/2026	9,057,972	9,403,605
Freddie Mac, 3.06%, 7/25/2023	4,230,000	4,343,309
Freddie Mac, 3.531%, 7/25/2023	2,401,000	2,521,491

11

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 3.458%, 8/25/2023	$7,000,000	$7,326,936
Freddie Mac, 2.67%, 12/25/2024	2,784,000	2,786,608
Freddie Mac, 2.811%, 1/25/2025	4,169,000	4,203,864
Freddie Mac, 3.329%, 5/25/2025	6,457,000	6,716,181
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	5,489,338	5,751,991
Freddie Mac, 4.5%, 7/01/2025 - 5/01/2042	7,619,986	8,128,948
Freddie Mac, 2.745%, 1/25/2026	3,620,000	3,612,451
Freddie Mac, 2.673%, 3/25/2026	4,000,000	3,966,264
Freddie Mac, 3.224%, 3/25/2027	5,184,000	5,339,427
Freddie Mac, 6%, 8/01/2034 - 7/01/2038	132,081	149,076
Freddie Mac, 3.5%, 2/01/2042 - 12/01/2046	37,977,546	39,133,754
Freddie Mac, 3%, 10/01/2042 - 10/01/2046	22,743,578	22,847,450
Ginnie Mae, 5.5%, 5/15/2033 - 1/20/2042	2,612,655	2,886,027
Ginnie Mae, 6%, 1/20/2036 - 1/15/2039	293,895	332,442
Ginnie Mae, 4.5%, 4/15/2039 - 9/20/2041	12,853,122	13,648,077
Ginnie Mae, 4%, 10/20/2040 - 10/20/2042	3,411,461	3,591,662
Ginnie Mae, 3.5%, 11/15/2040 - 4/15/2042	3,418,766	3,548,501

		$421,860,216

Municipals – 0.7%
Commonwealth of Virginia, Transportation Capital Projects Rev., “A”, 5% 5/15/2027	$540,000	$670,955
Commonwealth of Virginia, Transportation Capital Projects Rev., “A”, 5% 5/15/2028	585,000	728,963
New Jersey Economic Development Authority State Pension Funding Rev., “B”, AGM, 0% 2/15/2023	13,215,000	11,055,669
State of California, 5% 8/01/2028	3,915,000	4,879,930

		$17,335,517

Natural Gas – Distribution – 0.7%
Boston Gas Co., 3.15% 8/01/2027 (n)	$9,294,000	$9,261,314
KeySpan Gas East Corp., 2.742% 8/15/2026 (z)	8,200,000	7,969,039

		$17,230,353

Network & Telecom – 1.0%
AT&T, Inc., 4.5% 5/15/2035	$8,154,000	$8,100,226
AT&T, Inc., 5.25% 3/01/2037	10,586,000	11,188,512
AT&T, Inc., 5.15% 2/14/2050	5,112,000	5,137,505

		$24,426,243

Oils – 0.5%
Andeavor, 3.8% 4/01/2028	$2,155,000	$2,159,496
Marathon Petroleum Corp., 4.75% 9/15/2044	7,350,000	7,673,010

Issuer	Shares/Par	Value ($)
BONDS – continued
Oils – continued
Marathon Petroleum Corp., 5.85% 12/15/2045	$2,683,000	$3,087,976

		$12,920,482

Other Banks & Diversified Financials – 1.8%
BBVA Bancomer S.A. de C.V., 6.75% 9/30/2022 (n)	$2,570,000	$2,900,888
BPCE S.A., 4.5% 3/15/2025 (n)	5,771,000	6,030,489
Citigroup, Inc., 4.4% 6/10/2025	4,533,000	4,783,621
Compass Bank, 2.875% 6/29/2022	8,704,000	8,611,892
Groupe BPCE S.A., 12.5%, to 9/30/2019, FLR to 8/29/2049 (n)	7,880,000	9,130,950
ING Groep N.V., 3.95% 3/29/2027	2,389,000	2,489,885
Macquarie Bank Ltd., 6.125% to 3/08/2027, FLR to 12/31/2065 (n)	1,240,000	1,288,050
Santander UK PLC, 3.05% 8/23/2018	2,885,000	2,904,732
SunTrust Banks, Inc., 2.7% 1/27/2022	6,147,000	6,146,065
SunTrust Banks, Inc., 3.3% 5/15/2026	439,000	434,666

		$44,721,238

Pharmaceuticals – 0.5%
Gilead Sciences, Inc., 2.35% 2/01/2020	$817,000	$820,777
Gilead Sciences, Inc., 4.75% 3/01/2046	3,545,000	4,096,941
Shire Acquisitions Investments Ireland Designated Activity Co., 2.875% 9/23/2023	7,944,000	7,808,293

		$12,726,011

Real Estate – Apartment – 0.1%
Mid-America Apartment Communities, Inc., REIT, 4.3% 10/15/2023	$2,417,000	$2,535,886

Real Estate – Retail – 0.4%
Brixmor Operating Partnership LP, REIT, 3.875% 8/15/2022	$4,811,000	$4,928,746
Realty Income Corp., 3.65% 1/15/2028	4,049,000	4,077,631

		$9,006,377

Retailers – 0.3%
Best Buy Co., Inc., 5.5% 3/15/2021	$7,906,000	$8,515,960

Telecommunications – Wireless – 1.4%
American Tower Corp., REIT, 3.55% 7/15/2027	$12,018,000	$11,926,637
Crown Castle International Corp., 3.7% 6/15/2026	2,419,000	2,416,712
Crown Castle International Corp., 2.25% 9/01/2021	2,264,000	2,225,573
Crown Castle International Corp., 4% 3/01/2027	984,000	1,005,792
Crown Castle International Corp., 3.2% 9/01/2024	2,497,000	2,470,548
Crown Castle Towers LLC, 4.883% 8/15/2020 (n)	6,757,000	7,066,063
SBA Tower Trust, 2.898% 10/15/2044 (n)	4,229,000	4,239,045
SFR Group S.A., 6% 5/15/2022 (n)	2,970,000	3,007,125

		$34,357,495

12

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Tobacco – 1.2%
BAT Capital Corp., 3.222% 8/15/2024 (z)	$18,524,000	$18,519,083
Imperial Tobacco Finance PLC, 3.75% 7/21/2022 (n)	7,775,000	8,033,709
Reynolds American, Inc., 8.125% 6/23/2019	3,344,000	3,616,759

		$30,169,551

Transportation – Services – 0.5%
ERAC USA Finance LLC, 3.85% 11/15/2024 (n)	$1,612,000	$1,669,538
ERAC USA Finance LLC, 7% 10/15/2037 (n)	6,986,000	9,335,812

		$11,005,350

U.S. Government Agencies and Equivalents – 1.9%
Small Business Administration, 4.93% 1/01/2024	$11,282	$11,796
Small Business Administration, 4.34% 3/01/2024	21,489	22,075
Small Business Administration, 4.99% 9/01/2024	15,641	16,368
Small Business Administration, 4.86% 1/01/2025	38,088	39,680
Small Business Administration, 4.625% 2/01/2025	38,289	39,692
Small Business Administration, 5.11% 4/01/2025	22,653	23,767
Small Business Administration, 3.15% 7/01/2033	7,535,349	7,725,398
Small Business Administration, 3.16% 8/01/2033	7,552,119	7,749,746
Small Business Administration, 3.62% 9/01/2033	6,932,794	7,210,553
Small Business Administration, 2.13% 1/01/2033	3,028,768	2,964,598
Small Business Administration, 2.21% 2/01/2033	805,860	789,448
Small Business Administration, 2.22% 3/01/2033	2,901,456	2,843,808
Small Business Administration, 2.08% 4/01/2033	4,427,856	4,332,594
Small Business Administration, 2.45% 6/01/2033	5,067,521	4,992,721
Small Business Administration, 4.43% 5/01/2029	422,496	446,959
Small Business Administration, 3.25% 11/01/2030	446,417	456,369
Small Business Administration, 2.85% 9/01/2031	957,743	964,976
Small Business Administration, 2.37% 8/01/2032	813,820	799,603
Small Business Administration, 3.21% 9/01/2030	4,406,051	4,498,170

		$45,928,321

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Treasury Obligations – 18.6%
U.S. Treasury Bonds, 4.75% 2/15/2037	$1,576,000	$2,098,019
U.S. Treasury Bonds, 4.375% 2/15/2038	19,006,000	24,276,063
U.S. Treasury Bonds, 4.5% 8/15/2039	4,597,600	6,000,560
U.S. Treasury Bonds, 3.125% 11/15/2041	500,000	536,976
U.S. Treasury Bonds, 3.125% 2/15/2042	1,300,000	1,396,025
U.S. Treasury Bonds, 2.875% 5/15/2043	71,203,900	73,136,936
U.S. Treasury Notes, 1.75% 11/30/2021	86,078,000	84,872,365
U.S. Treasury Notes, 2.875% 3/31/2018	2,000,000	2,007,106
U.S. Treasury Notes, 1.625% 6/30/2019 (f)	95,650,000	95,310,313
U.S. Treasury Notes, 1% 8/31/2019	5,600,000	5,520,304
U.S. Treasury Notes, 1.375% 9/30/2019	139,963,000	138,740,707
U.S. Treasury Notes, 3.375% 11/15/2019	1,800,000	1,849,289
U.S. Treasury Notes, 3.625% 2/15/2020	4,200,000	4,349,901
U.S. Treasury Notes, 2% 11/15/2026	6,181,000	5,980,037
U.S. Treasury Notes, 3% 11/15/2045	7,735,000	8,114,395

		$454,188,996

Utilities – Electric Power – 2.7%
AEP Transmission Co. LLC, 3.1% 12/01/2026	$1,300,000	$1,302,221
AEP Transmission Co. LLC, 3.1% 12/01/2026 (n)	1,239,000	1,241,116
Berkshire Hathaway Energy Co., 5.15% 11/15/2043	6,436,000	7,816,856
Dominion Resources, Inc., 3.625% 12/01/2024	6,901,000	7,140,541
Dominion Resources, Inc., 3.9% 10/01/2025	2,048,000	2,136,806
Enel Finance International N.V., 3.625% 5/25/2027 (n)	14,433,000	14,335,798
Enel Finance International N.V., 3.5% 4/06/2028 (z)	6,000,000	5,866,927
Exelon Corp., 3.497% 6/01/2022	1,184,000	1,206,467
FirstEnergy Corp., 4.85% 7/15/2047	8,703,000	9,703,671
PPL Capital Funding, Inc., 5% 3/15/2044	3,429,000	3,969,795
PPL Corp., 3.5% 12/01/2022	1,050,000	1,079,412
PPL WEM Holdings PLC, 5.375% 5/01/2021 (n)	8,842,000	9,475,399

		$65,275,009

Total Bonds (Identified Cost, $2,348,877,016)		$2,388,584,985

INVESTMENT COMPANIES (h) – 1.7%
MONEY MARKET FUNDS – 1.7%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $42,011,705)	42,015,906	$42,011,705

OTHER ASSETS, LESS LIABILITIES – 0.7%		16,077,731

NET ASSETS – 100.0%		$2,446,674,421

13

MFS Total Return Bond Series

Portfolio of Investments – continued

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $42,011,705 and $2,388,584,985, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $366,221,606, representing 15.0% of net assets.

(q)	Interest received was less than stated coupon rate.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ALM V Ltd., 2012-5A, “A2R3”, FLR, 2.603% (U.S. LIBOR-3mo. + 1.25%), 10/18/2027	10/04/17	$4,010,000	$4,012,892
ALM V Ltd., 2012-5A, “BR3”, FLR, 3.003% (U.S. LIBOR-3mo. + 1.7%), 10/18/2027	10/04/17	1,750,000	1,751,252
BAT Capital Corp., 3.222% 8/15/2024	8/08/17-8/09/17	18,545,830	18,519,083
Ballyrock Ltd., CLO, FLR, 2.615% (U.S. LIBOR-3mo. + 1.18%), 5/20/2025	5/10/16	1,965,719	1,987,242
Bank of America Corp., 3.004% to 12/20/2022, FLR to 12/20/2023	11/03/10-12/15/17	11,908,704	11,157,011
Bank of America Corp., 3.419% to 12/20/2027, FLR to 12/20/2028	7/27/15-12/15/17	8,330,395	8,375,217
Bayview Commercial Asset Trust, 0% 12/25/2036	10/25/06	18	17
Bayview Financial Revolving Mortgage Loan Trust, FLR, 2.937% (U.S. LIBOR-1mo. + 1.6%), 12/28/2040	3/01/06	98,059	85,612
Cavalry CLO IV Ltd., 2014-4A, “B1R”, FLR, 2.709% (U.S. LIBOR-3mo. + 1.35%), 10/15/2026	10/04/17	3,800,000	3,802,452
Cavalry CLO IV Ltd./Cavalry CLO IV LLC, FLR, 3.259% (U.S. LIBOR-3mo. + 1.9%), 10/15/2026	10/04/17	3,750,000	3,762,073
Cavalry CLO IV Ltd./Cavalry CLO IV LLC, FLR, 3.259% (U.S. LIBOR-3mo. + 1.9%), 10/15/2026	10/04/17	2,670,000	2,670,200
Chesapeake Funding II LLC, 2017-4A, “A1”, 2.12% 11/15/2029	10/24/17	6,669,537	6,651,449
Commercial Mortgage Asset Trust, 0.975% 1/17/2032	4/09/12	16	16
Enel Finance International N.V., 3.5% 4/06/2028	10/03/17	5,927,123	5,866,927
GMF Floorplan Owner Revolving Trust, 2017-2, “C”, 2.63% 7/15/2022	8/15/17	3,931,141	3,893,368
KeySpan Gas East Corp., 2.742% 8/15/2026	8/02/16	8,200,000	7,969,039
OCP CLO Ltd., 2015-9A, “A2R”, FLR, 2.709% (U.S. LIBOR-3mo. + 1.35%), 7/15/2027	10/27/17	6,280,000	6,279,586
Preferred Term Securities XIX Ltd., CDO, FLR, 1.938% (U.S. LIBOR-3mo. + 0.35%), 12/22/2035	3/28/11	216,766	271,095
Total Restricted Securities			$87,054,531
% of Net assets			3.6%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Insurers
AGM	Assured Guaranty Municipal

14

MFS Total Return Bond Series

Portfolio of Investments – continued

Derivative Contracts at 12/31/17

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Ultra Note 10 yr	Short	USD	692	$92,425,250	March - 2018	$520,596

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	528	$113,049,751	March - 2018	$(265,886)
U.S. Treasury Note 5 yr	Long	USD	48	5,575,875	March - 2018	(33,916)

						$(299,802)

At December 31, 2017, the fund had liquid securities with an aggregate value of $829,046 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

15

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $2,348,877,016)	$2,388,584,985
Investments in affiliated issuers, at value (identified cost, $42,011,705)	42,011,705
Cash	1,201
Receivables for
Fund shares sold	986,058
Interest	17,797,439
Other assets	10,902
Total assets	$2,449,392,290
Liabilities
Payables for
Daily variation margin on open futures contracts	$157,085
Fund shares reacquired	2,168,210
Payable to affiliates
Investment adviser	135,476
Shareholder servicing costs	1,248
Distribution and/or service fees	39,686
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	216,150
Total liabilities	$2,717,869
Net assets	$2,446,674,421
Net assets consist of
Paid-in capital	$2,379,619,102
Unrealized appreciation (depreciation)	39,928,763
Accumulated net realized gain (loss)	(39,936,221)
Undistributed net investment income	67,062,777
Net assets	$2,446,674,421
Shares of beneficial interest outstanding	187,066,511

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$997,414,911	75,462,952	$13.22
Service Class	1,449,259,510	111,603,559	12.99

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

16

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Interest	$78,593,462
Dividends from affiliated issuers	605,970
Foreign taxes withheld	(4,581)
Total investment income	$79,194,851
Expenses
Management fee	$12,256,470
Distribution and/or service fees	3,656,009
Shareholder servicing costs	59,877
Administrative services fee	396,858
Independent Trustees’ compensation	40,610
Custodian fee	124,230
Shareholder communications	189,701
Audit and tax fees	73,469
Legal fees	30,627
Miscellaneous	68,655
Total expenses	$16,896,506
Reduction of expenses by investment adviser	(196,080)
Net expenses	$16,700,426
Net investment income (loss)	$62,494,425
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(6,396,805)
Affiliated issuers	3,100
Futures contracts	1,691,830
Net realized gain (loss)	$(4,701,875)
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$45,038,087
Affiliated issuers	(4,406)
Futures contracts	(205,797)
Net unrealized gain (loss)	$44,827,884
Net realized and unrealized gain (loss)	$40,126,009
Change in net assets from operations	$102,620,434

See Notes to Financial Statements

17

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
Change in net assets	12/31/17	12/31/16
From operations
Net investment income (loss)	$62,494,425	$71,318,322
Net realized gain (loss)	(4,701,875)	(515,549)
Net unrealized gain (loss)	44,827,884	32,317,668
Change in net assets from operations	$102,620,434	$103,120,441
Distributions declared to shareholders
From net investment income	$(78,600,617)	$(83,143,405)
Change in net assets from fund share transactions	$(21,340,845)	$(145,738,645)
Total change in net assets	$2,678,972	$(125,761,609)
Net assets
At beginning of period	2,443,995,449	2,569,757,058
At end of period (including undistributed net investment income of $67,062,777 and $78,593,398, respectively)	$2,446,674,421	$2,443,995,449

See Notes to Financial Statements

18

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$13.09	$13.00		$13.50	$13.13	$13.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.40	(c)	$0.38	$0.37	$0.35
Net realized and unrealized gain (loss)	0.22	0.16		(0.42)	0.40	(0.49)
Total from investment operations	$0.58	$0.56		$(0.04)	$0.77	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.47)		$(0.46)	$(0.40)	$(0.16)
From net realized gain	—	—		—	—	(0.06)
Total distributions declared to shareholders	$(0.45)	$(0.47)		$(0.46)	$(0.40)	$(0.22)
Net asset value, end of period (x)	$13.22	$13.09		$13.00	$13.50	$13.13
Total return (%) (k)(r)(s)(x)	4.46	4.23	(c)	(0.30)	5.85	(1.03)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.53	(c)	0.54	0.53	0.54
Expenses after expense reductions (f)	0.53	0.52	(c)	0.53	0.52	0.53
Net investment income (loss)	2.70	2.98	(c)	2.83	2.74	2.65
Portfolio turnover	47	37		62	58	68
Net assets at end of period (000 omitted)	$997,415	$986,877		$1,030,563	$1,172,957	$1,208,132

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$12.87	$12.78		$13.28	$12.92	$13.30
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.36	(c)	$0.34	$0.33	$0.31
Net realized and unrealized gain (loss)	0.22	0.16		(0.41)	0.39	(0.48)
Total from investment operations	$0.54	$0.52		$(0.07)	$0.72	$(0.17)
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.43)		$(0.43)	$(0.36)	$(0.15)
From net realized gain	—	—		—	—	(0.06)
Total distributions declared to shareholders	$(0.42)	$(0.43)		$(0.43)	$(0.36)	$(0.21)
Net asset value, end of period (x)	$12.99	$12.87		$12.78	$13.28	$12.92
Total return (%) (k)(r)(s)(x)	4.18	4.01	(c)	(0.58)	5.62	(1.29)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.78	(c)	0.79	0.78	0.79
Expenses after expense reductions (f)	0.78	0.77	(c)	0.78	0.77	0.78
Net investment income (loss)	2.45	2.73	(c)	2.58	2.48	2.39
Portfolio turnover	47	37		62	58	68
Net assets at end of period (000 omitted)	$1,449,260	$1,457,118		$1,539,194	$1,850,948	$1,836,589

See Notes to Financial Statements

19

MFS Total Return Bond Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

MFS Total Return Bond Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Bond Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s

21

MFS Total Return Bond Series

Notes to Financial Statements – continued

valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$500,117,317	$—	$500,117,317
Non-U.S. Sovereign Debt	—	15,053,351	—	15,053,351
Municipal Bonds	—	35,955,634	—	35,955,634
U.S. Corporate Bonds	—	793,197,387	—	793,197,387
Residential Mortgage-Backed Securities	—	424,371,971	—	424,371,971
Commercial Mortgage-Backed Securities	—	221,456,527	—	221,456,527
Asset-Backed Securities (including CDOs)	—	201,706,837	—	201,706,837
Foreign Bonds	—	196,725,961	—	196,725,961
Mutual Funds	42,011,705	—	—	42,011,705
Total	$42,011,705	$2,388,584,985	$—	$2,430,596,690

Other Financial Instruments
Futures Contracts – Assets	$520,596	$ —	$—	$520,596
Futures Contracts – Liabilities	(299,802)	—	—	(299,802)

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options and futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

22

MFS Total Return Bond Series

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$520,596	$(299,802)

(a)	Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$1,691,830	$—
Equity	—	(651,122)
Total	$1,691,830	$(651,122)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(205,797)	$—
Equity	—	621,858
Total	$(205,797)	$621,858

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives, respectively. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as

23

MFS Total Return Bond Series

Notes to Financial Statements – continued

realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party.

24

MFS Total Return Bond Series

Notes to Financial Statements – continued

Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$78,600,617	$83,143,405

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$2,401,327,278
Gross appreciation	46,284,677
Gross depreciation	(16,794,471)
Net unrealized appreciation (depreciation)	$29,490,206
Undistributed ordinary income	67,067,704
Capital loss carryforwards	(29,502,591)

As of December 31, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(6,926,995)
Long-Term	(22,575,596)
Total	$(29,502,591)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

25

MFS Total Return Bond Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$32,992,410	$34,643,113
Service Class	45,608,207	48,500,292
Total	$78,600,617	$83,143,405

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period January 1, 2017 to April 27, 2017, the management fee was computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets. Effective April 28, 2017, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.50%
In excess of $2.5 billion and up to $5 billion	0.45%
In excess of $5 billion	0.40%

For the period January 1, 2017 to April 27, 2017, the investment adviser had agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $2.5 billion to $5 billion and 0.40% of average daily net assets in excess of $5 billion. This written agreement terminated on April 27, 2017. For the period January 1, 2017 through April 27, 2017, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS also has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $196,080, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017, was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $57,755, which equated to 0.0024% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $2,122.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement.

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MFS Total Return Bond Series

Notes to Financial Statements – continued

For the year ended December 31, 2017, the fee paid by the fund under this agreement was $4,560 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $52,618 and $70,175, respectively. The sales transactions resulted in net realized gains (losses) of $525.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$493,142,702	$379,170,537
Non-U.S. Government securities	$677,287,935	$733,232,807

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	6,375,740	$84,751,550	6,414,218	$85,432,592
Service Class	9,614,560	124,887,417	8,175,261	107,465,158
	15,990,300	$209,638,967	14,589,479	$192,897,750
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,448,014	$32,264,820	2,516,578	$33,797,646
Service Class	3,519,152	45,608,207	3,668,706	48,500,292
	5,967,166	$77,873,027	6,185,284	$82,297,938
Shares reacquired
Initial Class	(8,742,797)	$(116,258,059)	(12,811,239)	$(171,229,874)
Service Class	(14,761,123)	(192,594,780)	(19,020,186)	(249,704,459)
	(23,503,920)	$(308,852,839)	(31,831,425)	$(420,934,333)
Net change
Initial Class	80,957	$758,311	(3,880,443)	$(51,999,636)
Service Class	(1,627,411)	(22,099,156)	(7,176,219)	(93,739,009)
	(1,546,454)	$(21,340,845)	(11,056,662)	$(145,738,645)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 8% and 4%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Growth Allocation Portfolio was the owner of record of less than 1% of the value of the outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $16,271 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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MFS Total Return Bond Series

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		132,647,161	670,340,497	(760,971,752)	42,015,906

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$3,100	$(4,406)	$—	$605,970	$42,011,705

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MFS Total Return Bond Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Bond Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Total Return Bond Series (one of the series of MFS Variable Insurance Trust) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Total Return Bond Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

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MFS Total Return Bond Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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MFS Total Return Bond Series

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Joshua Marston Robert Persons

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MFS Total Return Bond Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

33

MFS Total Return Bond Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $2.5 billion and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

34

MFS Total Return Bond Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

35

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

36

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

37

ANNUAL REPORT

December 31, 2017

MFS® RESEARCH SERIES

MFS® Variable Insurance Trust

VFR-ANN

MFS® RESEARCH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Research Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Facebook, Inc., “A”	2.7%
Johnson & Johnson	2.7%
Visa, Inc., “A”	2.7%
Alphabet, Inc., “A”	2.5%
Amazon.com, Inc.	2.5%
Citigroup, Inc.	2.1%
Apple, Inc.	1.9%
PNC Financial Services Group, Inc.	1.6%
Bank of America Corp.	1.6%
Pfizer, Inc.	1.6%

Global equity sectors
Technology	21.5%
Financial Services	18.0%
Health Care	14.3%
Capital Goods	14.0%
Consumer Cyclicals	12.6%
Energy	8.8%
Consumer Staples	6.5%
Telecommunications/Cable Television (s)	3.9%

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS Research Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Research Series (“fund”) provided a total return of 23.37%, while Service Class shares of the fund provided a total return of 23.07%. These compare with a return of 21.83% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Contributors to Performance

Stock selection in the capital goods, health care and telecommunications/cable television sectors was a primary contributor to performance relative to the S&P 500 Index. Within the capital goods sector, avoiding poor-performing diversified industrial conglomerate General Electric helped relative performance. Shares of General Electric declined during the year after its new management team significantly reduced its expectations for earnings and cash flow, and cut its dividend in half. Weakness in the company’s Power and Oil & Gas divisions also weighed on the firm’s operating results. The fund’s overweight holdings of paint and coating manufacturer Sherwin-Williams and engineered products and solutions provider Roper Technologies also strengthened relative results. Within the health care sector, the timing of the fund’s ownership in shares of pharmaceutical company Merck (h) and biopharmaceutical company Celgene (h) benefited relative returns. The stock price for Celgene declined during the year after sales of the company’s psoriasis product, Otezla, were lower than consensus estimates due to reimbursement challenges. Management also adjusted revenue guidance to the lower end of prior guidance and adjusted 2020 guidance downward due to weakness in the company’s Inflammation and Immunology segment. Within the telecommunications/cable television sector, avoiding shares of underperforming telecommunication services provider AT&T supported relative performance. Shares of AT&T declined after the company reported lackluster earnings results with both revenues and margins coming in below expectations. In addition, most higher-yielding sectors of the equity markets underperformed during the period as interest rates rose.

In other sectors, the fund’s overweight positions in shares of global payments technology company Visa and software company Adobe Systems boosted relative returns. The fund’s holdings of online and mobile commerce company Alibaba Group Holding (b) (China) also bolstered relative results. Shares of Alibaba Group Holding appreciated after the company reported impressive earnings, driven by strong revenue growth in core commerce, due to an increase in spending per merchant and growth in user traffic. Additionally, an underweight position in integrated oil and gas company Exxon Mobil (h) further supported relative returns.

Detractors from Performance

Top individual stocks that detracted from relative performance during the reporting period included the fund’s overweight positions in consumer and commercial products manufacturer Newell Brands, independent oil and gas exploration and production company

3

MFS Research Series

Management Review – continued

Pioneer Natural Resources (h), automotive components supplier Johnson Controls International and natural gas production, gathering and transmission firm EQT. Shares of Newell Brands lagged the benchmark after disappointing earnings results appeared to have weighed on investor sentiment as the company’s sales growth slowed, missing internal and external expectations, and margins declined.

Elsewhere, not owning shares of aerospace company Boeing, computer graphics processors maker NVIDIA and pharmaceutical company Abbvie hurt relative performance as all three companies outperformed the benchmark during the year. Boeing reported solid profitability in the Defense, Space & Security division, as a result of lower taxes and better-than-expected margins in the company’s Commercial Airplane segment. Underweight positions in software giant Microsoft (h) and computer and personal electronics maker Apple further hampered relative performance as both companies outpaced the benchmark during the year. Shares of Microsoft beat the benchmark on the back of strong performance across all divisions, with growth in the cloud services division particularly notable. The fund’s holdings of outlet shopping centers operator Tanger Factory Outlet Centers (b)(h) further held back relative results.

Respectfully,

Portfolio Manager(s)

Joseph MacDougall

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research Series

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/26/95	23.37%	14.54%	8.33%
Service Class	5/01/00	23.07%	14.26%	8.06%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		21.83%	15.79%	8.50%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.81%	$1,000.00	$1,103.77	$4.30
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$1,102.56	$5.62
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.02% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Research Series

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.9%
Aerospace – 4.0%
Honeywell International, Inc.	62,780	$9,627,941
Leidos Holdings, Inc.	52,733	3,404,970
Northrop Grumman Corp.	19,413	5,958,044
United Technologies Corp.	48,345	6,167,371

		$25,158,326

Alcoholic Beverages – 1.1%
Constellation Brands, Inc., “A”	20,043	$4,581,228
Molson Coors Brewing Co.	29,927	2,456,109

		$7,037,337

Apparel Manufacturers – 1.8%
Hanesbrands, Inc.	104,452	$2,184,091
NIKE, Inc., “B”	147,905	9,251,458

		$11,435,549

Biotechnology – 1.5%
Biogen, Inc. (a)	18,826	$5,997,399
Incyte Corp. (a)	32,809	3,107,340

		$9,104,739

Brokerage & Asset Managers – 1.9%
Blackstone Group LP	165,802	$5,308,980
NASDAQ, Inc.	55,565	4,269,059
TMX Group Ltd.	40,703	2,280,922

		$11,858,961

Business Services – 5.6%
Accenture PLC, “A”	39,613	$6,064,354
Cognizant Technology Solutions Corp., “A”	72,211	5,128,425
DXC Technology Co.	69,413	6,587,294
Equifax, Inc.	22,899	2,700,250
Fidelity National Information Services, Inc.	58,026	5,459,666
Fiserv, Inc. (a)	29,841	3,913,050
Global Payments, Inc.	53,302	5,342,993

		$35,196,032

Cable TV – 1.8%
Altice USA, Inc. (a)(l)	113,005	$2,399,096
Comcast Corp., “A”	213,408	8,546,991

		$10,946,087

Chemicals – 3.5%
Celanese Corp.	30,686	$3,285,857
CF Industries Holdings, Inc.	88,257	3,754,453
DowDuPont, Inc.	108,106	7,699,309
PPG Industries, Inc.	60,308	7,045,181

		$21,784,800

Computer Software – 2.4%
Adobe Systems, Inc. (a)	43,940	$7,700,046
Salesforce.com, Inc. (a)	73,706	7,534,964

		$15,235,010

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – 3.0%
Apple, Inc.	68,785	$11,640,486
Constellation Software, Inc.	5,866	3,556,093
SS&C Technologies Holdings, Inc.	80,700	3,266,736

		$18,463,315

Construction – 0.9%
Sherwin-Williams Co.	13,309	$5,457,222

Consumer Products – 1.0%
Coty, Inc., “A”	158,153	$3,145,663
Newell Brands, Inc.	103,637	3,202,384

		$6,348,047

Consumer Services – 1.1%
Priceline Group, Inc. (a)	3,895	$6,768,497

Containers – 0.6%
Berry Global Group, Inc. (a)	65,244	$3,827,866

Electrical Equipment – 2.0%
Johnson Controls International PLC	142,218	$5,419,928
Sensata Technologies Holding B.V. (a)	51,452	2,629,712
TE Connectivity Ltd.	45,484	4,322,799

		$12,372,439

Electronics – 1.8%
Analog Devices, Inc.	61,528	$5,477,838
Broadcom Corp.	21,577	5,543,131

		$11,020,969

Energy – Independent – 2.1%
EOG Resources, Inc.	72,758	$7,851,316
EQT Corp.	55,573	3,163,215
Noble Energy, Inc.	72,244	2,105,190

		$13,119,721

Energy – Integrated – 1.1%
BP PLC, ADR	157,264	$6,609,806

Entertainment – 1.5%
Six Flags Entertainment Corp.	40,013	$2,663,665
Time Warner, Inc.	39,774	3,638,128
Twenty-First Century Fox, Inc.	81,769	2,823,484

		$9,125,277

Food & Beverages – 3.1%
Blue Buffalo Pet Products, Inc. (a)	91,032	$2,984,939
Cal-Maine Foods, Inc. (a)	68,897	3,062,472
Mondelez International, Inc.	116,346	4,979,609
PepsiCo, Inc.	67,447	8,088,244

		$19,115,264

General Merchandise – 1.0%
Costco Wholesale Corp.	33,625	$6,258,285

7

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Health Maintenance Organizations – 1.4%
Cigna Corp.	27,799	$5,645,699
UnitedHealth Group, Inc.	14,782	3,258,840

		$8,904,539

Insurance – 2.2%
Aon PLC	55,724	$7,467,016
Chubb Ltd.	41,042	5,997,467

		$13,464,483

Internet – 7.3%
Alibaba Group Holding Ltd., ADR (a)	20,368	$3,512,054
Alphabet, Inc., “A” (a)	14,958	15,756,757
Alphabet, Inc., “C” (a)	5,473	5,726,947
Facebook, Inc., “A” (a)(s)	94,480	16,671,941
LogMeIn, Inc.	32,654	3,738,883

		$45,406,582

Leisure & Toys – 0.8%
Electronic Arts, Inc. (a)	48,224	$5,066,413

Machinery & Tools – 1.5%
Roper Technologies, Inc.	26,473	$6,856,507
SPX FLOW, Inc. (a)	55,360	2,632,368

		$9,488,875

Major Banks – 4.7%
Bank of America Corp.	330,896	$9,768,050
Morgan Stanley	175,637	9,215,673
PNC Financial Services Group, Inc.	70,037	10,105,639

		$29,089,362

Medical & Health Technology & Services – 1.6%
Henry Schein, Inc. (a)	42,438	$2,965,568
ICON PLC (a)	26,692	2,993,508
McKesson Corp.	24,193	3,772,898

		$9,731,974

Medical Equipment – 3.8%
Danaher Corp.	76,407	$7,092,098
Medtronic PLC	109,812	8,867,319
PerkinElmer, Inc.	69,128	5,054,639
Steris PLC	33,951	2,969,694

		$23,983,750

Natural Gas – Distribution – 0.5%
Sempra Energy	32,382	$3,462,283

Natural Gas – Pipeline – 1.2%
Cheniere Energy, Inc. (a)	75,981	$4,090,817
Enterprise Products Partners LP	132,561	3,514,192

		$7,605,009

Network & Telecom – 1.4%
Cisco Systems, Inc.	224,505	$8,598,542

Oil Services – 1.1%
Halliburton Co.	74,873	$3,659,043
Schlumberger Ltd.	43,707	2,945,415

		$6,604,458

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Other Banks & Diversified Financials – 7.5%
Citigroup, Inc. (s)	176,954	$13,167,147
Discover Financial Services	25,932	1,994,690
Northern Trust Corp.	37,070	3,702,922
U.S. Bancorp	169,347	9,073,612
Visa, Inc., “A” (s)	145,358	16,573,719
Wintrust Financial Corp.	29,745	2,450,096

		$46,962,186

Pharmaceuticals – 6.0%
Bristol-Myers Squibb Co.	89,579	$5,489,401
Johnson & Johnson	118,808	16,599,854
Pfizer, Inc.	268,956	9,741,586
Zoetis, Inc.	77,699	5,597,436

		$37,428,277

Railroad & Shipping – 1.4%
Canadian Pacific Railway Ltd.	21,580	$3,943,961
Kansas City Southern Co.	23,618	2,485,086
Union Pacific Corp.	18,638	2,499,356

		$8,928,403

Real Estate – 1.7%
Public Storage, Inc., REIT	19,199	$4,012,591
Store Capital Corp., REIT	262,503	6,835,578

		$10,848,169

Restaurants – 1.9%
Aramark	84,635	$3,617,300
Starbucks Corp.	146,880	8,435,318

		$12,052,618

Specialty Stores – 4.5%
Amazon.com, Inc. (a)	13,265	$15,513,020
TJX Cos., Inc.	72,420	5,537,233
Tractor Supply Co.	52,821	3,948,370
Urban Outfitters, Inc. (a)	80,953	2,838,212

		$27,836,835

Telecommunications – Wireless – 1.7%
American Tower Corp., REIT	49,707	$7,091,698
SBA Communications Corp., REIT (a)	19,850	3,242,696

		$10,334,394

Telephone Services – 0.8%
Verizon Communications, Inc.	94,471	$5,000,350

Tobacco – 1.3%
Philip Morris International, Inc.	77,105	$8,146,143

Utilities – Electric Power – 2.8%
American Electric Power Co., Inc.	45,193	$3,324,849
CMS Energy Corp.	95,192	4,502,582
Duke Energy Corp.	34,418	2,894,898

8

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Utilities – Electric Power – continued
NextEra Energy, Inc.	27,116	$4,235,248
Xcel Energy, Inc.	47,764	2,297,926

		$17,255,503

Total Common Stocks (Identified Cost, $433,297,439)		$622,442,697

INVESTMENT COMPANIES (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $2,178,226)	2,178,444	$2,178,226

SECURITIES SOLD SHORT – (0.3)%
Telecommunications – Wireless – (0.3)%
Crown Castle International Corp., REIT
(Proceeds Received, $1,375,557)	(16,616)	$(1,844,542)

OTHER ASSETS, LESS LIABILITIES – 0.0%		192,514

NET ASSETS – 100.0%		$622,968,895

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,178,226 and $622,442,697, respectively.

(l)	A portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At December 31, 2017, the fund had cash collateral of $22,048 and other liquid securities with an aggregate value of $3,670,142 to cover collateral or margin obligations for securities sold short. Restricted cash and deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

9

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value, including $1,038,274 of securities on loan (identified cost, $433,297,439)	$622,442,697
Investments in affiliated issuers, at value (identified cost, $2,178,226)	2,178,226
Deposits with brokers for securities sold short	22,048
Receivables for
Fund shares sold	320,782
Interest and dividends	613,275
Other assets	3,256
Total assets	$625,580,284
Liabilities
Payable to custodian	$24,000
Payables for
Securities sold short, at value (proceeds received, $1,375,557)	1,844,542
Fund shares reacquired	591,029
Payable to affiliates
Investment adviser	46,541
Shareholder servicing costs	933
Distribution and/or service fees	6,271
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	98,060
Total liabilities	$2,611,389
Net assets	$622,968,895
Net assets consist of
Paid-in capital	$363,984,411
Unrealized appreciation (depreciation)	188,676,287
Accumulated net realized gain (loss)	66,482,800
Undistributed net investment income	3,825,397
Net assets	$622,968,895
Shares of beneficial interest outstanding	21,202,739

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$394,866,884	13,383,143	$29.50
Service Class	228,102,011	7,819,596	29.17

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

10

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$9,366,072
Dividends from affiliated issuers	37,462
Interest	13,754
Income on securities loaned	10,016
Foreign taxes withheld	(11,496)
Total investment income	$9,415,808
Expenses
Management fee	$4,670,913
Distribution and/or service fees	568,902
Shareholder servicing costs	37,029
Administrative services fee	107,969
Independent Trustees’ compensation	15,172
Custodian fee	33,701
Shareholder communications	98,620
Audit and tax fees	58,095
Legal fees	8,627
Dividend and interest expense on securities sold short	92,500
Miscellaneous	26,317
Total expenses	$5,717,845
Reduction of expenses by investment adviser	(127,666)
Net expenses	$5,590,179
Net investment income (loss)	$3,825,629
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$67,996,502
Affiliated issuers	641
Foreign currency	349
Net realized gain (loss)	$67,997,492
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$58,942,029
Affiliated issuers	(286)
Securities sold short	(402,772)
Translation of assets and liabilities in foreign currencies	(6)
Net unrealized gain (loss)	$58,538,965
Net realized and unrealized gain (loss)	$126,536,457
Change in net assets from operations	$130,362,086

See Notes to Financial Statements

11

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$3,825,629	$7,873,516
Net realized gain (loss)	67,997,492	40,672,516
Net unrealized gain (loss)	58,538,965	2,950,417
Change in net assets from operations	$130,362,086	$51,496,449
Distributions declared to shareholders
From net investment income	$(7,811,001)	$(4,225,841)
From net realized gain	(41,096,069)	(62,130,911)
Total distributions declared to shareholders	$(48,907,070)	$(66,356,752)
Change in net assets from fund share transactions	$(65,083,213)	$(15,425,163)
Total change in net assets	$16,371,803	$(30,285,466)
Net assets
At beginning of period	606,597,092	636,882,558
At end of period (including undistributed net investment income of $3,825,397 and $7,990,274, respectively)	$622,968,895	$606,597,092

See Notes to Financial Statements

12

MFS Research Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15		12/31/14	12/31/13
Net asset value, beginning of period	$26.00	$26.68		$29.11		$28.74	$21.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.36	(c)	$0.21		$0.19	$0.20
Net realized and unrealized gain (loss)	5.67	1.98		(0.17	)(g)	2.68	6.84
Total from investment operations	$5.87	$2.34		$0.04		$2.87	$7.04
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.22)		$(0.22)		$(0.25)	$(0.08)
From net realized gain	(1.97)	(2.80)		(2.25)		(2.25)	(0.06)
Total distributions declared to shareholders	$(2.37)	$(3.02)		$(2.47)		$(2.50)	$(0.14)
Net asset value, end of period (x)	$29.50	$26.00		$26.68		$29.11	$28.74
Total return (%) (k)(r)(s)(x)	23.37	8.74	(c)	0.80		10.20	32.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.80	(c)	0.82		0.80	0.81
Expenses after expense reductions (f)	0.81	0.79	(c)	0.81		0.80	0.81
Net investment income (loss)	0.70	1.36	(c)	0.72		0.67	0.80
Portfolio turnover	37	45		43		34	43
Net assets at end of period (000 omitted)	$394,867	$386,256		$410,178		$468,286	$496,857
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	0.79	0.78	(c)	0.80		N/A	0.80

See Notes to Financial Statements

13

MFS Research Series

Financial Highlights – continued

Service Class	Year ended
	12/31/17	12/31/16		12/31/15		12/31/14	12/31/13
Net asset value, beginning of period	$25.73	$26.42		$28.84		$28.49	$21.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.29	(c)	$0.13		$0.12	$0.14
Net realized and unrealized gain (loss)	5.61	1.96		(0.16	)(g)	2.65	6.78
Total from investment operations	$5.74	$2.25		$(0.03)		$2.77	$6.92
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.14)		$(0.14)		$(0.17)	$(0.07)
From net realized gain	(1.97)	(2.80)		(2.25)		(2.25)	(0.06)
Total distributions declared to shareholders	$(2.30)	$(2.94)		$(2.39)		$(2.42)	$(0.13)
Net asset value, end of period (x)	$29.17	$25.73		$26.42		$28.84	$28.49
Total return (%) (k)(r)(s)(x)	23.07	8.49	(c)	0.53		9.94	32.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.05	(c)	1.07		1.05	1.06
Expenses after expense reductions (f)	1.06	1.04	(c)	1.06		1.05	1.05
Net investment income (loss)	0.47	1.11	(c)	0.47		0.42	0.56
Portfolio turnover	37	45		43		34	43
Net assets at end of period (000 omitted)	$228,102	$220,341		$226,704		$260,028	$279,054
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	1.04	1.03	(c)	1.05		N/A	1.05

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Research Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities held short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of

15

MFS Research Series

Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$622,442,697	$—	$—	$622,442,697
Mutual Funds	2,178,226	—	—	2,178,226
Total	$624,620,923	$—	$—	$624,620,923
Short Sales	$(1,844,542)	$—	$—	$(1,844,542)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At December 31, 2017, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Unaffiliated Issuers (Purchased Options)
Equity	$1,195,717

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other

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party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2017, this expense amounted to $92,500. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $1,038,274. The fair value of the fund’s investment securities on

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loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $1,047,202. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$9,021,013	$10,217,166
Long-term capital gains	39,886,057	56,139,586
Total distributions	$48,907,070	$66,356,752

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$435,860,848
Gross appreciation	192,506,496
Gross depreciation	(5,590,963)
Net unrealized appreciation (depreciation)	$186,915,533
Undistributed ordinary income	15,507,594
Undistributed long-term capital gain	56,129,005
Other temporary differences	432,352

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Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$5,295,662	$3,069,680	$26,010,027	$39,398,623
Service Class	2,515,339	1,156,161	15,086,042	22,732,288
Total	$7,811,001	$4,225,841	$41,096,069	$62,130,911

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $49,829, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 0.79% of average daily net assets for the Initial Class shares and 1.04% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, this reduction amounted to $77,837, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $34,675, which equated to 0.0056% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $2,354.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0173% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

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Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $1,113 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,265,372 and $268,806, respectively. The sales transactions resulted in net realized gains (losses) of $24,713.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $229,896,341 and $338,023,094, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	302,931	$8,595,627	317,881	$8,429,363
Service Class	534,026	14,960,175	785,388	20,743,069
	836,957	$23,555,802	1,103,269	$29,172,432
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,155,618	$31,305,689	1,631,514	$42,468,303
Service Class	656,768	17,601,381	926,627	23,888,449
	1,812,386	$48,907,070	2,558,141	$66,356,752
Shares reacquired
Initial Class	(2,930,200)	$(83,105,903)	(2,468,940)	$(65,822,688)
Service Class	(1,934,665)	(54,440,182)	(1,728,143)	(45,131,659)
	(4,864,865)	$(137,546,085)	(4,197,083)	$(110,954,347)
Net change
Initial Class	(1,471,651)	$(43,204,587)	(519,545)	$(14,925,022)
Service Class	(743,871)	(21,878,626)	(16,128)	(500,141)
	(2,215,522)	$(65,083,213)	(535,673)	$(15,425,163)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 22%, 7%, and 5%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $4,325 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		2,866,758	131,110,955	(131,799,269)	2,178,444

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$641	$(286)	$—	$37,462	$2,178,226

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MFS Research Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Research Series (one of the series of MFS Variable Insurance Trust) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Research Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Joseph MacDougall

25

MFS Research Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS Research Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund and the Fund’s

26

MFS Research Series

Board Review of Investment Advisory Agreement – continued

retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

27

MFS Research Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $43,875,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2017

MFS® TOTAL RETURN SERIES

MFS® Variable Insurance Trust

VTR-ANN

MFS® TOTAL RETURN SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Total Return Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 1.750%, 11/30/2021	2.4%
JPMorgan Chase & Co.	2.1%
U.S. Treasury Notes, 1.625%, 6/30/2019	1.8%
Fannie Mae, 4%, 30 Years	1.7%
Philip Morris International, Inc.	1.5%
Fannie Mae, 3.5%, 30 Years	1.5%
U.S. Treasury Bonds, 2.875%, 5/15/2043	1.5%
Comcast Corp., “A”	1.3%
U.S. Treasury Notes, 3.125%, 5/15/2019	1.2%
Citigroup, Inc.	1.2%

Composition including fixed income credit quality (a)(i)
AAA	3.0%
AA	0.6%
A	3.9%
BBB	6.3%
BB	0.1%
B (o)	0.0%
CCC (o)	0.0%
C	0.1%
U.S. Government	14.7%
Federal Agencies	10.4%
Not Rated (o)	0.0%
Non-Fixed Income	59.8%
Cash & Cash Equivalents	1.1%

Equity sectors
Financial Services	15.7%
Health Care	8.6%
Consumer Staples	6.2%
Industrial Goods & Services	5.0%
Technology	4.9%
Utilities & Communications	3.4%
Energy	3.1%
Leisure	3.0%
Special Products & Services	2.5%
Basic Materials	2.4%
Autos & Housing	2.1%
Transportation	1.5%
Retailing	1.4%

Fixed income sectors (i)
U.S. Treasury Securities	14.7%
Mortgage-Backed Securities	10.3%
Investment Grade Corporates	9.8%
Commercial Mortgage-Backed Securities	1.6%
Collateralized Debt Obligations	0.8%
Emerging Markets Bonds	0.8%
Non-U.S. Government Bonds	0.4%
Asset-Backed Securities	0.3%
Municipal Bonds	0.2%
High Yield Corporates	0.1%
U.S. Government Agencies	0.1%
Residential Mortgage-Backed Securities (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

MFS Total Return Series

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

MFS Total Return Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Total Return Series (“fund”) provided a total return of 12.30%, while Service Class shares of the fund provided a total return of 12.02%. These compare with returns of 21.83% and 3.54% over the same period for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Bloomberg Barclays U.S. Aggregate Bond Index, respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of 14.21%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Detractors from Performance

Within the equity portion of the fund, the combination of an underweight position and weak stock selection in both the technology and retailing sectors was a primary detractor from performance relative to the S&P 500 Index. Within the technology sector, the fund’s underweight position in computer and personal electronics maker Apple, software giant Microsoft, technology company Alphabet and social networking service provider Facebook held back relative results as all four companies outpaced the benchmark during the year. Shares of Apple advanced during the reporting period on the back of strong earnings results and well-anticipated new product launches that included the iPhone 8, iPhone 8 Plus and iPhone X. Within the retailing sector, an underweight position in online retailer and cloud computing giant Amazon.com (h) weighed on relative performance. Shares of Amazon.com rose after the company reported earnings that were better than expected, as revenues continued to accelerate across all business segments. Revenue guidance, including the impacts from the integration of the Whole Foods acquisition, was also better than expected. An overweight position in shares of retail giant Target (h) also weakened relative returns.

Elsewhere, the fund’s overweight holdings of automotive components supplier Johnson Controls, drugstore retailer CVS and global marketing and communications company Omnicom Group detracted from relative returns. Shares of Johnson Controls depreciated during the year, as investors appeared to have reacted negatively to the company’s outlook for 2018, which incorporated a number of headwinds, including an adverse impact from tax reform, a low margin backlog and additional planned investments in its sales force. Additionally, an underweight position in aerospace company Boeing weakened relative performance. Shares of Boeing appreciated as the company reported solid profitability upside in the Defense, Space & Security division coming from lower taxes and better-than-expected margins in the company’s Commercial Airplane segment.

MFS Total Return Series

Management Review – continued

Within the fixed income portion of the fund, an underweight exposure to the government-related sovereign sector, and a greater exposure to the collateralized mortgage obligation (CMO) sector, weakened results relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Additionally, the fund’s cash and/or cash equivalents position during the period also detracted from relative performance.

Contributors to Performance

Within the equity portion of the fund, strong stock selection within the autos & housing sector was a positive factor for performance relative to the S&P 500 Index. Most notably, a position in residential and commercial building materials manufacturer Owens Corning (b) supported relative results. Despite having reported disappointing earnings due to one-time items, shares of Owens Corning appreciated as revenues came in ahead of estimates. Additionally, the company reiterated robust guidance figures on the basis of stronger-than-expected volume growth in roofing shingles.

An underweight allocation to the energy sector also contributed to relative results. Here, an underweight position in integrated oil and gas company Exxon Mobil strengthened relative performance as the stock underperformed the benchmark during the year.

Strong stock selection within the industrial goods & services sector further benefited relative returns. Within this sector, avoiding shares of underperforming diversified industrial conglomerate General Electric aided relative results. Shares of General Electric declined after its new management team significantly reduced its expectations for earnings and cash flow, and cut its dividend in half. Weakness in the company’s Power and Oil & Gas divisions also weighed on the firm’s operating results.

Elsewhere, underweight positions in shares of telecommunication services provider AT&T (h) and biopharmaceutical company Celgene (h) contributed to relative performance. The stock price of AT&T declined after the company reported lackluster earnings results, with both revenues and margins coming in below expectations. In addition, most higher-yielding sectors of the equity markets underperformed during the period as interest rates rose. Overweight positions in pharmaceutical and medical products maker Abbott Laboratories, multinational retailer Best Buy and information technology company DXC Technology also strengthened relative results. Shares of Best Buy advanced, in the latter half of the period, as the company delivered solid earnings results, despite headwinds from natural disasters and a later-than-expected launch of the new iPhone. Avoiding poor-performing drug store operator Walgreens Boots Alliance positively impacted relative performance. Additionally, the fund’s holdings of international premium drinks manufacturer and distributor Diageo (b) (United Kingdom) aided relative performance. Shares of Diageo rose after the company reported favorable guidance for sales growth in North America, its largest division.

During the reporting period, the fund’s relative currency exposure within the equity portion of the fund, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a positive factor for relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Within the fixed income portion of the fund, security selection in both the industrials and treasury sectors contributed to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. A lesser-than-benchmark exposure to “A” rated (r) securities, and an out-of-benchmark exposure to lower-rated securities, also buoyed relative results, as lower-quality bonds outperformed the benchmark during the reporting period. The fund’s positioning along the yield curve (y) also benefited relative performance.

Respectfully,

Portfolio Manager(s)

Nevin Chitkara, William Douglas, Steven Gorham, Richard Hawkins, Joshua Marston, Robert Persons, Jonathan Sage, and Brooks Taylor

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective April 5, 2017, Robert Persons became a Portfolio Manager of the Fund.

MFS Total Return Series

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Total Return Series

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/95	12.30%	9.53%	6.07%
Service Class	5/01/00	12.02%	9.27%	5.81%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index (f)		3.54%	2.10%	4.01%
MFS Total Return Blended Index (f)(w)		14.21%	10.25%	6.98%

(f)	Source: FactSet Research Systems Inc.

(w)	As of December 31, 2017, the MFS Total Return Blended Index was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

MFS Total Return Series

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Total Return Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.63%	$1,000.00	$1,056.45	$3.27
	Hypothetical (h)	0.63%	$1,000.00	$1,022.03	$3.21
Service Class	Actual	0.88%	$1,000.00	$1,055.03	$4.56
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MFS Total Return Series

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 59.4%
Aerospace – 2.6%
Boeing Co.	39,102	$11,531,560
Honeywell International, Inc.	152,608	23,403,963
Lockheed Martin Corp.	34,897	11,203,682
Northrop Grumman Corp.	26,334	8,082,168
United Technologies Corp.	145,716	18,588,990

		$72,810,363

Airlines – 0.2%
Copa Holdings S.A., “A”	19,249	$2,580,521
Delta Air Lines, Inc.	72,888	4,081,728

		$6,662,249

Alcoholic Beverages – 0.4%
Diageo PLC	292,526	$10,705,967

Apparel Manufacturers – 0.4%
Hanesbrands, Inc.	120,100	$2,511,291
LVMH Moet Hennessy Louis Vuitton SE	11,997	3,532,433
NIKE, Inc., “B”	78,078	4,883,779

		$10,927,503

Automotive – 0.9%
Aptiv PLC	90,835	$7,705,533
Delphi Technologies PLC (a)	30,278	1,588,687
General Motors Co.	80,310	3,291,907
Harley-Davidson, Inc.	17,529	891,876
Kia Motors Corp. (a)	86,821	2,716,831
LKQ Corp. (a)	109,662	4,459,954
Toyota Motor Corp.	81,300	5,204,499

		$25,859,287

Biotechnology – 0.1%
Biogen, Inc. (a)	8,396	$2,674,714

Broadcasting – 0.5%
Interpublic Group of Companies, Inc.	189,684	$3,824,029
Omnicom Group, Inc.	124,609	9,075,273

		$12,899,302

Brokerage & Asset Managers – 1.5%
Apollo Global Management LLC, “A”	218,795	$7,323,069
BlackRock, Inc.	22,061	11,332,956
Blackstone Group LP	133,478	4,273,966
Charles Schwab Corp.	63,801	3,277,457
Franklin Resources, Inc.	47,871	2,074,250
Invesco Ltd.	76,030	2,778,136
NASDAQ, Inc.	69,137	5,311,796
T. Rowe Price Group, Inc.	61,389	6,441,548

		$42,813,178

Business Services – 2.4%
Accenture PLC, “A”	162,403	$24,862,275
Amdocs Ltd.	72,574	4,752,146
Cognizant Technology Solutions Corp., “A”	22,351	1,587,368

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Business Services – continued
DXC Technology Co.	199,106	$18,895,159
Equifax, Inc.	46,572	5,491,770
Fidelity National Information Services, Inc.	59,134	5,563,918
Fiserv, Inc. (a)	29,857	3,915,148

		$65,067,784

Cable TV – 1.3%
Comcast Corp., “A”	927,948	$37,164,317

Chemicals – 1.9%
3M Co.	73,729	$17,353,595
Celanese Corp.	45,026	4,821,384
DowDuPont, Inc.	95,651	6,812,264
Monsanto Co.	17,386	2,030,337
PPG Industries, Inc.	180,236	21,055,170

		$52,072,750

Computer Software – 1.0%
Adobe Systems, Inc. (a)	34,833	$6,104,135
CA, Inc.	38,483	1,280,714
Check Point Software Technologies Ltd. (a)	63,702	6,600,801
Microsoft Corp.	116,377	9,954,889
Oracle Corp.	98,570	4,660,390

		$28,600,929

Computer Software – Systems – 0.8%
Apple, Inc.	48,294	$8,172,794
Hewlett Packard Enterprise	443,696	6,371,475
International Business Machines Corp.	38,095	5,844,535
Vantiv, Inc., “A” (a)	40,299	2,963,991

		$23,352,795

Construction – 1.0%
Owens Corning	131,017	$12,045,703
Sherwin-Williams Co.	22,464	9,211,139
Stanley Black & Decker, Inc.	40,803	6,923,861

		$28,180,703

Consumer Products – 1.0%
Coty, Inc., “A”	271,355	$5,397,251
Kimberly-Clark Corp.	27,112	3,271,334
Newell Brands, Inc.	129,770	4,009,893
Procter & Gamble Co.	64,172	5,896,123
Reckitt Benckiser Group PLC	61,971	5,789,141
Tupperware Brands Corp.	43,803	2,746,448

		$27,110,190

Consumer Services – 0.1%
Priceline Group, Inc. (a)	2,048	$3,558,892

Containers – 0.1%
Crown Holdings, Inc. (a)	42,506	$2,390,963

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electrical Equipment – 0.7%
HD Supply Holdings, Inc. (a)	28,406	$1,137,092
Johnson Controls International PLC	468,816	17,866,578

		$19,003,670

Electronics – 1.4%
Analog Devices, Inc.	15,954	$1,420,385
Broadcom Corp.	14,867	3,819,332
Intel Corp.	109,170	5,039,287
Maxim Integrated Products, Inc.	74,582	3,899,147
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	257,194	10,197,742
Texas Instruments, Inc.	132,928	13,883,000

		$38,258,893

Energy – Independent – 1.3%
Anadarko Petroleum Corp.	71,490	$3,834,724
EOG Resources, Inc.	99,399	10,726,146
EQT Corp.	50,489	2,873,834
Hess Corp.	62,135	2,949,548
Noble Energy, Inc.	94,671	2,758,713
Occidental Petroleum Corp.	87,101	6,415,860
Phillips 66	41,011	4,148,263
Pioneer Natural Resources Co.	19,372	3,348,450

		$37,055,538

Energy – Integrated – 1.3%
BP PLC	1,232,488	$8,697,962
Chevron Corp.	87,003	10,891,906
Eni S.p.A.	264,483	4,379,288
Exxon Mobil Corp.	138,109	11,551,437

		$35,520,593

Entertainment – 0.1%
Time Warner, Inc.	35,236	$3,223,037

Food & Beverages – 2.7%
Archer Daniels Midland Co.	127,451	$5,108,236
Coca-Cola European Partners PLC	63,777	2,541,513
Danone S.A.	68,819	5,775,941
General Mills, Inc.	240,225	14,242,940
J.M. Smucker Co.	17,840	2,216,442
Marine Harvest	306,644	5,191,279
Mondelez International, Inc.	69,706	2,983,417
Nestle S.A.	155,713	13,390,887
PepsiCo, Inc.	31,953	3,831,804
Pinnacle Foods, Inc.	48,111	2,861,161
Tyson Foods, Inc., “A”	200,889	16,286,071

		$74,429,691

Food & Drug Stores – 0.2%
Kroger Co.	170,632	$4,683,848
Seven & I Holdings Co. Ltd.	45,200	1,878,603

		$6,562,451

Furniture & Appliances – 0.2%
Whirlpool Corp.	23,425	$3,950,392

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Gaming & Lodging – 0.4%
Carnival Corp.	105,366	$6,993,141
Marriott International, Inc., “A”	24,667	3,348,052

		$10,341,193

General Merchandise – 0.1%
Wal-Mart Stores, Inc.	20,157	$1,990,504

Health Maintenance Organizations – 0.5%
Cigna Corp.	37,660	$7,648,369
Humana, Inc.	11,214	2,781,857
Molina Healthcare, Inc. (a)	38,103	2,921,738

		$13,351,964

Insurance – 3.8%
Aon PLC	114,534	$15,347,556
Athene Holding Ltd. (a)	70,558	3,648,554
Brighthouse Financial, Inc. (a)	7,129	418,045
Chubb Ltd.	145,145	21,210,039
MetLife, Inc.	430,460	21,764,058
Prudential Financial, Inc.	155,055	17,828,224
Travelers Cos., Inc.	115,652	15,687,037
Unum Group	35,356	1,940,691
Zurich Insurance Group AG	22,860	6,958,054

		$104,802,258

Internet – 1.0%
Alphabet, Inc., “A” (a)	7,143	$7,524,436
Facebook, Inc., “A” (a)	116,950	20,636,997

		$28,161,433

Leisure & Toys – 0.2%
Hasbro, Inc.	11,726	$1,065,776
Take-Two Interactive Software, Inc. (a)	50,262	5,517,762

		$6,583,538

Machinery & Tools – 1.7%
Allison Transmission Holdings, Inc.	59,447	$2,560,382
Cummins, Inc.	6,805	1,202,035
Deere & Co.	23,713	3,711,322
Eaton Corp. PLC	270,029	21,334,991
Illinois Tool Works, Inc.	79,430	13,252,896
Ingersoll-Rand Co. Ltd., “A”	34,658	3,091,147
Regal Beloit Corp.	18,637	1,427,594

		$46,580,367

Major Banks – 6.7%
Bank of America Corp.	766,987	$22,641,456
Bank of New York Mellon Corp.	286,695	15,441,393
BNP Paribas	31,292	2,337,219
Goldman Sachs Group, Inc.	92,196	23,487,853
JPMorgan Chase & Co.	551,891	59,019,224
Morgan Stanley	126,258	6,624,757
PNC Financial Services Group, Inc.	108,117	15,600,202
Royal Bank of Canada	38,265	3,124,823
State Street Corp.	122,142	11,922,281
Sumitomo Mitsui Financial Group, Inc.	39,300	1,697,913

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Major Banks – continued
UBS AG	252,045	$4,640,246
Wells Fargo & Co.	322,341	19,556,428

		$186,093,795

Medical & Health Technology & Services – 1.2%
CVS Health Corp.	124,242	$9,007,545
Express Scripts Holding Co. (a)	40,476	3,021,129
McKesson Corp.	127,062	19,815,319

		$31,843,993

Medical Equipment – 2.7%
Abbott Laboratories	263,716	$15,050,272
Danaher Corp.	192,967	17,911,197
Medtronic PLC	245,168	19,797,316
Thermo Fisher Scientific, Inc.	97,815	18,573,112
Zimmer Biomet Holdings, Inc.	37,776	4,558,430

		$75,890,327

Metals & Mining – 0.3%
Rio Tinto Ltd.	159,563	$8,421,280

Natural Gas – Distribution – 0.2%
Engie	185,098	$3,183,656
Sempra Energy	28,907	3,090,736

		$6,274,392

Natural Gas – Pipeline – 0.8%
Enterprise Products Partners LP	381,790	$10,121,253
Plains All American Pipeline LP	149,265	3,080,830
Plains GP Holdings LP	143,408	3,147,806
Williams Partners LP	167,473	6,494,603

		$22,844,492

Network & Telecom – 0.6%
Cisco Systems, Inc.	441,109	$16,894,475

Oil Services – 0.5%
Schlumberger Ltd.	185,074	$12,472,137

Other Banks & Diversified Financials – 2.6%
American Express Co.	60,086	$5,967,141
Citigroup, Inc.	437,854	32,580,716
Discover Financial Services	89,779	6,905,801
SunTrust Banks, Inc.	48,932	3,160,518
U.S. Bancorp	362,703	19,433,627
Visa, Inc., “A”	31,722	3,616,942

		$71,664,745

Pharmaceuticals – 3.9%
Bayer AG	70,021	$8,708,864
Bristol-Myers Squibb Co.	83,805	5,135,570
Eli Lilly & Co.	149,269	12,607,260
Johnson & Johnson	229,081	32,007,197
Merck & Co., Inc.	188,716	10,619,049
Mylan N.V. (a)	69,384	2,935,637
Novartis AG	45,687	3,863,317
Pfizer, Inc.	897,185	32,496,041
Roche Holding AG	4,276	1,081,671

		$109,454,606

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Printing & Publishing – 0.2%
Moody’s Corp.	24,431	$3,606,260
Transcontinental, Inc., “A”	140,316	2,772,832

		$6,379,092

Railroad & Shipping – 1.0%
Canadian National Railway Co.	38,396	$3,167,670
Union Pacific Corp.	186,057	24,950,244

		$28,117,914

Real Estate – 1.1%
AGNC Investment Corp., REIT	62,171	$1,255,232
Annaly Capital Management, Inc., REIT	181,288	2,155,514
Medical Properties Trust, Inc., REIT	698,431	9,624,379
Public Storage, Inc., REIT	9,823	2,053,007
Realogy Holdings Corp.	29,604	784,506
Simon Property Group, Inc., REIT	24,039	4,128,458
STAG Industrial, Inc., REIT	57,131	1,561,390
Starwood Property Trust, Inc., REIT	222,901	4,758,936
Washington Prime Group, Inc., REIT	342,761	2,440,458
Welltower, Inc., REIT	32,094	2,046,634

		$30,808,514

Restaurants – 0.2%
Aramark	87,198	$3,726,843
Starbucks Corp.	36,975	2,123,474

		$5,850,317

Specialty Chemicals – 0.1%
Axalta Coating Systems Ltd. (a)	115,225	$3,728,681

Specialty Stores – 0.7%
Advance Auto Parts, Inc.	6,568	$654,764
Best Buy Co., Inc.	143,300	9,811,751
Gap, Inc.	56,129	1,911,754
Ross Stores, Inc.	87,608	7,030,542

		$19,408,811

Telephone Services – 0.5%
TDC A.S.	259,034	$1,591,852
Verizon Communications, Inc.	221,858	11,742,944

		$13,334,796

Tobacco – 2.2%
Altria Group, Inc.	256,982	$18,351,085
Japan Tobacco, Inc.	42,200	1,359,913
Philip Morris International, Inc.	394,772	41,707,662

		$61,418,660

Trucking – 0.3%
United Parcel Service, Inc., “B”	64,853	$7,727,235

Utilities – Electric Power – 1.8%
American Electric Power Co., Inc.	45,159	$3,322,348
Duke Energy Corp.	130,728	10,995,532
Exelon Corp.	323,346	12,743,066
PPL Corp.	251,942	7,797,605
Public Service Enterprise Group, Inc.	80,117	4,126,026
Southern Co.	47,819	2,299,616

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Utilities – Electric Power – continued
SSE PLC	201,863	$3,597,601
WEC Energy Group, Inc.	42,717	2,837,690
Xcel Energy, Inc.	47,465	2,283,541

		$50,003,025

Total Common Stocks (Identified Cost, $1,096,127,168)		$1,651,298,695

BONDS – 38.8%
Aerospace – 0.0%
Huntington Ingalls Industries, Inc., 3.483% 12/01/2027 (n)	$770,000	$768,075

Agency – Other – 0.0%
Financing Corp., 9.65% 11/02/2018	$1,275,000	$1,357,517

Apparel Manufacturers – 0.1%
Coach, Inc., 4.125% 7/15/2027	$1,735,000	$1,747,703

Asset-Backed & Securitized – 2.7%
ALM V Ltd., 2012-5A, “A2R3”, FLR, 2.603% (U.S. LIBOR-3mo. + 1.25%), 10/18/2027 (z)	$2,667,000	$2,668,924
Bayview Financial Revolving Mortgage Loan Trust, FLR, 2.937% (U.S. LIBOR-1mo. + 1.6%), 12/28/2040 (z)	2,003,931	1,749,557
BlackRock Capital Finance LP, 7.75% 9/25/2026 (z)	11,302	722
Cent CLO LP, 2013-17A, “A1”, FLR, 2.678% (U.S. LIBOR-3mo. + 1.3%), 1/30/2025 (n)	1,498,403	1,503,649
Cent CLO LP, 2014-21A, “A1”, FLR, 2.584% (U.S. LIBOR-3mo. + 1.21%), 7/27/2026 (n)	2,944,489	2,952,585
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 2.477% (U.S. LIBOR-1mo. + 1%), 6/15/2028 (z)	2,536,689	2,550,821
Citigroup Commercial Mortgage Trust, 2017-C4, 3.471% 10/12/2050	1,211,844	1,241,441
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708% 7/10/2048	3,980,975	4,155,950
Commercial Mortgage Trust, 2017-CD4, “A4”, 3.514% 5/10/2050	4,708,829	4,859,499
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51% 9/10/2050	3,033,967	3,128,278
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504% 6/15/2057	2,316,427	2,371,990
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FLR, 2.459% (U.S. LIBOR-3mo. + 1.1%), 7/15/2025 (n)	2,927,891	2,948,035
Dryden Senior Loan Fund, 2014-34A, “AR”, CLO, FLR, 2.519% (U.S. LIBOR-3mo. + 1.16%), 10/15/2026 (n)	4,414,000	4,436,851
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26% 11/15/2025 (n)	1,735,000	1,738,517
Ford Credit Auto Owner Trust, 2014-2,“A”, 2.31% 4/15/2026 (n)	1,465,000	1,467,118

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
GMAC Mortgage Corp. Loan Trust, 5.805% 10/25/2036	$556,571	$564,289
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382% 5/10/2050	4,243,101	4,346,859
GS Mortgage Securities Trust, 2017-GS6, “A3”, 3.433% 5/10/2050	2,128,142	2,180,894
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FLR, 2.517% (U.S. LIBOR-3mo. + 1.15%), 4/25/2025 (n)	2,671,471	2,685,277
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494% 1/15/2048	4,880,000	5,025,434
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227% 10/15/2048	3,256,792	3,295,920
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454% 9/15/2050	819,943	839,949
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536% 11/15/2052	1,600,004	1,649,926
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53% 6/15/2050	1,456,742	1,503,533
Morgan Stanley Capital I, Inc., 1.061% 11/15/2030 (i)(n)	1,309,525	93
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FLR, 3.153% (U.S. LIBOR-3mo. + 1.8%), 4/18/2025 (n)	4,534,203	4,541,834
Residential Funding Mortgage Securities, Inc., 5.32% 12/25/2035	1,045,010	988,215
UBS Commercial Mortgage Trust 2017-C7, “A4”, 3.679% 12/15/2050	3,803,000	3,948,814
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54% 5/15/2048	4,315,766	4,457,924

		$73,802,898

Automotive – 0.2%
General Motors Co., 5.15% 4/01/2038	$715,000	$761,766
General Motors Co., 6.75% 4/01/2046	1,124,000	1,414,087
General Motors Financial Co., Inc., 3.2% 7/06/2021	2,353,000	2,375,733
Lear Corp., 3.8% 9/15/2027	1,226,000	1,226,690

		$5,778,276

Brokerage & Asset Managers – 0.5%
Charles Schwab Corp., 3.2% 1/25/2028	$5,000,000	$5,006,312
E*TRADE Financial Corp., 2.95% 8/24/2022	1,029,000	1,020,179
Intercontinental Exchange, Inc., 2.75% 12/01/2020	903,000	911,624
Intercontinental Exchange, Inc., 2.35% 9/15/2022	1,484,000	1,470,101
Intercontinental Exchange, Inc., 4% 10/15/2023	2,519,000	2,669,306
Raymond James Financial, 4.95% 7/15/2046	2,325,000	2,626,196

		$13,703,718

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Building – 0.1%
Martin Marietta Materials, Inc., 3.5% 12/15/2027	$927,000	$919,799
Masco Corp., 4.375% 4/01/2026	1,938,000	2,045,559

		$2,965,358

Business Services – 0.0%
Fidelity National Information Services, Inc., 4.5% 8/15/2046	$630,000	$656,108

Cable TV – 0.2%
Cox Communications, Inc., 3.5% 8/15/2027 (n)	$941,000	$927,880
Time Warner Entertainment Co. LP, 8.375% 7/15/2033	2,855,000	3,926,064

		$4,853,944

Chemicals – 0.0%
Sherwin-Williams Co., 4.5% 6/01/2047	$1,201,000	$1,311,888

Computer Software – 0.1%
Microsoft Corp., 4.25% 2/06/2047	$3,374,000	$3,853,678

Computer Software – Systems – 0.3%
Apple, Inc., 2.85% 2/23/2023	$3,502,000	$3,548,942
Apple, Inc., 3.35% 2/09/2027	2,239,000	2,292,929
Apple, Inc., 3.85% 5/04/2043	1,303,000	1,352,536

		$7,194,407

Consumer Products – 0.2%
Reckitt Benckiser Treasury Services PLC, 3.625% 9/21/2023 (n)	$3,463,000	$3,576,759
Reckitt Benckiser Treasury Services PLC, 3% 6/26/2027 (n)	1,814,000	1,771,078

		$5,347,837

Consumer Services – 0.3%
Alibaba Group Holding Ltd., 4% 12/06/2037	$552,000	$570,808
Priceline Group, Inc., 2.75% 3/15/2023	4,026,000	4,010,857
Visa, Inc., 3.15% 12/14/2025	3,594,000	3,673,217

		$8,254,882

Electronics – 0.1%
Intel Corp., 4.1% 5/11/2047	$1,844,000	$2,029,739

Emerging Market Quasi-Sovereign – 0.2%
State Grid Overseas Investment (2014) Ltd., 2.75% 5/07/2019 (z)	$2,591,000	$2,600,350
State Grid Overseas Investment (2016) Ltd., 2.75% 5/04/2022 (n)	1,893,000	1,875,847

		$4,476,197

Emerging Market Sovereign – 0.1%
United Mexican States, 4.75% 3/08/2044	$2,089,000	$2,111,979

Energy – Integrated – 0.0%
BP Capital Markets PLC, 4.5% 10/01/2020	$1,054,000	$1,115,182

Issuer	Shares/Par	Value ($)
BONDS – continued
Entertainment – 0.1%
Royal Caribbean Cruises Ltd., 3.7% 3/15/2028	$1,478,000	$1,464,130

Food & Beverages – 0.6%
Anheuser-Busch InBev S.A., 8% 11/15/2039	$3,600,000	$5,669,252
Constellation Brands, Inc., 3.5% 5/09/2027	2,268,000	2,313,426
Danone S.A., 2.947% 11/02/2026 (n)	3,438,000	3,346,642
Kraft Heinz Foods Co., 3% 6/01/2026	2,630,000	2,530,113
Kraft Heinz Foods Co., 5% 7/15/2035	1,134,000	1,237,266
Wm. Wrigley Jr. Co., 2.4% 10/21/2018 (n)	756,000	758,113

		$15,854,812

Insurance – 0.3%
American International Group, Inc., 4.875% 6/01/2022	$5,088,000	$5,531,921
American International Group, Inc., 4.125% 2/15/2024	2,620,000	2,767,750

		$8,299,671

Insurance – Property & Casualty – 0.2%
Berkshire Hathaway, Inc., 3.125% 3/15/2026	$1,162,000	$1,174,842
Liberty Mutual Group, Inc., 4.85% 8/01/2044 (n)	1,469,000	1,631,217
Marsh & McLennan Cos., Inc., 4.8% 7/15/2021	3,270,000	3,495,651

		$6,301,710

International Market Quasi-Sovereign – 0.4%
KFW International Finance, Inc., 4.875% 6/17/2019	$4,560,000	$4,748,329
Temasek Financial I Ltd., 2.375% 1/23/2023 (n)	6,400,000	6,317,815

		$11,066,144

Internet – 0.1%
Baidu, Inc., 3.5% 11/28/2022	$3,950,000	$4,006,912

Local Authorities – 0.2%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414% 1/01/2040	$3,685,000	$5,687,871

Major Banks – 2.2%
ABN AMRO Bank N.V., 4.8% 4/18/2026 (n)	$2,400,000	$2,561,760
Bank of America Corp., 5.49% 3/15/2019	2,989,000	3,094,320
Bank of America Corp., 4.1% 7/24/2023	3,870,000	4,109,131
Bank of America Corp., 4.125% 1/22/2024	5,102,000	5,425,189
Bank of America Corp., 3.5% 4/19/2026	1,814,000	1,854,150
Credit Suisse Group AG, 6.5% 8/08/2023 (n)	1,300,000	1,454,700
Goldman Sachs Group, Inc., 3.85% 1/26/2027	2,609,000	2,677,868

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Major Banks – continued
Goldman Sachs Group, Inc., 4.017% to 10/31/2037, FLR to 10/31/2038	$3,268,000	$3,358,224
ING Bank N.V., 5.8% 9/25/2023 (n)	3,438,000	3,857,664
JPMorgan Chase & Co., 3.2% 1/25/2023	3,295,000	3,360,426
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR to 2/01/2028	5,706,000	5,911,177
Morgan Stanley, 3.875% 4/29/2024	3,188,000	3,327,828
Morgan Stanley, 6.625% 4/01/2018	4,287,000	4,333,959
Morgan Stanley, 4% 7/23/2025	1,206,000	1,262,441
Morgan Stanley, 3.625% 1/20/2027	5,235,000	5,356,270
Royal Bank of Scotland Group PLC, 3.875% 9/12/2023	3,418,000	3,475,370
UBS Group Funding (Jersey) Ltd., 4.125% 4/15/2026 (z)	2,536,000	2,658,433
UBS Group Funding (Switzerland) AG, 4.253% 3/23/2028 (n)	2,529,000	2,664,030

		$60,742,940

Medical & Health Technology & Services – 0.6%
Becton, Dickinson and Co., 2.675% 12/15/2019	$1,605,000	$1,610,605
Becton, Dickinson and Co., 4.669% 6/06/2047	2,270,000	2,455,516
Laboratory Corp. of America Holdings, 3.2% 2/01/2022	660,000	672,820
Laboratory Corp. of America Holdings, 3.25% 9/01/2024	1,672,000	1,674,230
Laboratory Corp. of America Holdings, 4.7% 2/01/2045	1,802,000	1,947,636
Northwell Healthcare, Inc., 3.979% 11/01/2046	171,000	166,702
Northwell Healthcare, Inc., 4.26% 11/01/2047	1,367,000	1,396,632
Thermo Fisher Scientific, Inc., 2.95% 9/19/2026	2,583,000	2,509,225
Thermo Fisher Scientific, Inc., 3.2% 8/15/2027	3,300,000	3,269,792

		$15,703,158

Medical Equipment – 0.3%
Abbott Laboratories, 4.9% 11/30/2046	$2,249,000	$2,576,154
Medtronic, Inc., 4.375% 3/15/2035	2,886,000	3,251,186
Zimmer Holdings, Inc., 3.55% 4/01/2025	3,762,000	3,758,625

		$9,585,965

Metals & Mining – 0.2%
Glencore Funding LLC, 4.125% 5/30/2023 (n)	$2,067,000	$2,138,312
Glencore Funding LLC, 4% 3/27/2027 (n)	1,445,000	1,450,406
Southern Copper Corp., 5.875% 4/23/2045	2,191,000	2,644,196

		$6,232,914

Midstream – 0.6%
APT Pipelines Ltd., 4.2% 3/23/2025 (n)	$3,780,000	$3,924,727
APT Pipelines Ltd., 4.25% 7/15/2027 (n)	280,000	289,675

Issuer	Shares/Par	Value ($)
BONDS – continued
Midstream – continued
Enterprise Products Operating LP, 6.5% 1/31/2019	$2,995,000	$3,129,478
Kinder Morgan Energy Partners LP, 4.15% 2/01/2024	1,369,000	1,419,542
Kinder Morgan Energy Partners LP, 7.4% 3/15/2031	1,023,000	1,267,525
ONEOK, Inc., 4.95% 7/13/2047	2,637,000	2,741,113
Sabine Pass Liquefaction LLC, 5% 3/15/2027	3,392,000	3,638,926

		$16,410,986

Mortgage-Backed – 10.3%
Fannie Mae, 2.28%, 11/01/2026	$492,601	$473,884
Fannie Mae, 3.8%, 2/01/2018	300,395	300,065
Fannie Mae, 5%, 2/01/2018 - 3/01/2041	5,655,931	6,124,858
Fannie Mae, 5.5%, 2/01/2018 - 4/01/2040	13,161,774	14,516,881
Fannie Mae, 6%, 3/01/2018 - 7/01/2037	6,858,174	7,724,992
Fannie Mae, 4.5%, 4/01/2018 - 6/01/2044	13,481,126	14,449,247
Fannie Mae, 2.578%, 9/25/2018	846,914	845,750
Fannie Mae, 4.6%, 9/01/2019	465,917	483,253
Fannie Mae, 2.59%, 5/01/2023	462,791	465,183
Fannie Mae, 2.7%, 7/01/2025	367,000	366,872
Fannie Mae, 3.43%, 6/01/2026	586,776	617,253
Fannie Mae, 2.597%, 12/25/2026	1,585,000	1,552,494
Fannie Mae, 6.5%, 6/01/2031 - 7/01/2037	2,091,717	2,343,595
Fannie Mae, 3%, 12/01/2031 - 11/01/2046	10,437,355	10,538,868
Fannie Mae, 4%, 9/01/2040 - 9/01/2047	43,800,615	45,989,201
Fannie Mae, 3.5%, 11/01/2041 - 1/01/2047	37,713,402	38,888,608
Fannie Mae, 2%, 5/25/2044	746,692	732,708
Fannie Mae, FLR, 1.577% (U.S. LIBOR- 1 mo. + 0.34%), 4/25/2020	305,882	306,226
Fannie Mae, TBA, 3.5%, 1/01/2048	2,280,000	2,342,244
Freddie Mac, 0.314%, 8/25/2024 (i)	15,246,000	336,953
Freddie Mac, 0.415%, 8/25/2024 (i)	28,278,651	691,269
Freddie Mac, 0.366%, 10/25/2024 (i)	20,723,620	449,288
Freddie Mac, 0.275%, 11/25/2024 (i)	15,385,000	296,161
Freddie Mac, 0.329%, 8/25/2027 (i)	9,650,000	296,967
Freddie Mac, 0.279%, 9/25/2027 (i)	10,419,000	279,425
Freddie Mac, 0.369%, 9/25/2027 (i)	8,706,689	279,415
Freddie Mac, 0.326%, 11/25/2027 (i)	10,530,000	307,139
Freddie Mac, 0.239%, 12/25/2027 (i)	10,109,000	245,345
Freddie Mac, 4%, 8/01/2047	5,988,208	6,264,986
Freddie Mac, 0.196%, 11/25/2050 (i)	16,290,000	325,963
Freddie Mac, 0.292%, 11/25/2050 (i)	11,749,532	302,312
Freddie Mac, 3.154%, 2/25/2018	245,255	245,079
Freddie Mac, 4.5%, 5/01/2018 - 5/01/2042	3,093,526	3,279,235
Freddie Mac, 5%, 5/01/2018 - 7/01/2039	3,133,041	3,386,384
Freddie Mac, 2.412%, 8/25/2018	1,756,411	1,757,101
Freddie Mac, 5.5%, 1/01/2019 - 2/01/2037	2,153,308	2,377,432

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 5.085%, 3/25/2019	$4,316,000	$4,428,140
Freddie Mac, 6%, 8/01/2019 - 6/01/2037	2,748,673	3,081,826
Freddie Mac, 2.456%, 8/25/2019	500,000	501,859
Freddie Mac, 1.869%, 11/25/2019	1,243,987	1,238,774
Freddie Mac, 2.791%, 1/25/2022	1,485,000	1,505,065
Freddie Mac, 2.716%, 6/25/2022	1,059,508	1,071,363
Freddie Mac, 2.51%, 11/25/2022	1,503,000	1,509,826
Freddie Mac, 3.111%, 2/25/2023	2,136,000	2,200,060
Freddie Mac, 3.32%, 2/25/2023	745,000	774,503
Freddie Mac, 3.25%, 4/25/2023	2,474,000	2,564,718
Freddie Mac, 3.06%, 7/25/2023	685,000	703,349
Freddie Mac, 3.458%, 8/25/2023	2,553,000	2,672,238
Freddie Mac, 0.882%, 4/25/2024 (i)	6,160,425	281,279
Freddie Mac, 0.508%, 7/25/2024 (i)	14,179,000	456,595
Freddie Mac, 0.618%, 7/25/2024 (i)	5,233,663	176,334
Freddie Mac, 3.064%, 8/25/2024	794,000	813,167
Freddie Mac, 3.171%, 10/25/2024	1,304,000	1,346,195
Freddie Mac, 2.67%, 12/25/2024	1,561,000	1,562,462
Freddie Mac, 3.329%, 5/25/2025	2,660,000	2,766,771
Freddie Mac, 2.673%, 3/25/2026	2,597,000	2,575,097
Freddie Mac, 3.3%, 10/25/2026	957,000	991,117
Freddie Mac, 3.224%, 3/25/2027	979,000	1,008,352
Freddie Mac, 0.634%, 6/25/2027 (i)	13,682,000	752,134
Freddie Mac, 0.753%, 6/25/2027 (i)	4,747,622	282,699
Freddie Mac, 0.579%, 7/25/2027 (i)	12,144,360	577,537
Freddie Mac, 0.437%, 8/25/2027 (i)	6,804,498	246,322
Freddie Mac, 3.187%, 9/25/2027	680,000	696,828
Freddie Mac, 6.5%, 5/01/2034 - 9/01/2037	1,400,827	1,565,374
Freddie Mac, 4%, 11/01/2040 - 4/01/2044	8,835,176	9,274,180
Freddie Mac, 3.5%, 2/01/2042 - 1/01/2047	26,362,030	27,186,684
Freddie Mac, 3%, 3/01/2043 - 11/01/2046	18,377,496	18,473,419
Ginnie Mae, 6%, 9/15/2032 - 1/15/2038	2,782,661	3,154,148
Ginnie Mae, 5.5%, 5/15/2033 - 10/15/2035	1,726,853	1,912,253
Ginnie Mae, 4.5%, 7/20/2033 - 1/20/2041	4,201,727	4,470,099
Ginnie Mae, 5%, 7/20/2033 - 12/15/2034	565,931	613,977
Ginnie Mae, 4%, 1/20/2041 - 2/20/2042	4,563,900	4,806,001
Ginnie Mae, 3.5%, 12/15/2041 - 7/20/2043	6,565,843	6,827,908
Ginnie Mae, 0.658%, 2/16/2059 (i)	7,725,727	504,645

		$285,755,934

Network & Telecom – 0.4%
AT&T, Inc., 3% 6/30/2022	$2,565,000	$2,569,240
AT&T, Inc., 3.4% 8/14/2024	4,133,000	4,153,308
AT&T, Inc., 3.4% 5/15/2025	2,565,000	2,521,182
AT&T, Inc., 5.45% 3/01/2047	2,695,000	2,877,955

		$12,121,685

Issuer	Shares/Par	Value ($)
BONDS – continued
Oils – 0.3%
Marathon Petroleum Corp., 3.625% 9/15/2024	$2,653,000	$2,705,037
Marathon Petroleum Corp., 4.75% 9/15/2044	1,814,000	1,893,720
Valero Energy Corp., 4.9% 3/15/2045	2,669,000	3,037,213

		$7,635,970

Other Banks & Diversified Financials – 0.5%
Banco de Credito del Peru, 5.375% 9/16/2020	$2,967,000	$3,159,855
BBVA Bancomer S.A. de C.V., 6.75% 9/30/2022 (n)	2,890,000	3,262,088
Citigroup, Inc., 2.5% 9/26/2018	2,450,000	2,457,011
Citizens Bank N.A., 2.25% 3/02/2020	877,000	872,774
Groupe BPCE S.A.,12.5% to 9/30/2019, FLR to 8/29/2049 (n)	3,106,000	3,599,078

		$13,350,806

Pharmaceuticals – 0.2%
Actavis Funding SCS, 3.8% 3/15/2025	$1,429,000	$1,454,464
Celgene Corp., 2.875% 8/15/2020	1,545,000	1,559,293
Shire Acquisitions Investments Ireland Designated Activity Co., 3.2% 9/23/2026	2,263,000	2,212,041

		$5,225,798

Telecommunications – Wireless – 0.4%
American Tower Corp., REIT, 3% 6/15/2023	$1,291,000	$1,287,422
American Tower Corp., REIT, 3.6% 1/15/2028	1,291,000	1,283,016
American Tower Trust I, REIT, 3.07% 3/15/2023 (n)	3,560,000	3,599,348
Crown Castle International Corp., 3.65% 9/01/2027	2,025,000	2,019,441
Crown Castle Towers LLC, 6.113% 1/15/2020 (n)	2,493,000	2,627,535
Crown Castle Towers LLC, 4.883% 8/15/2020 (n)	1,270,000	1,328,089

		$12,144,851

Tobacco – 0.2%
Imperial Tobacco Finance PLC, 2.95% 7/21/2020 (n)	$2,518,000	$2,542,139
Reynolds American, Inc., 5.85% 8/15/2045	2,082,000	2,597,774

		$5,139,913

Transportation – Services – 0.1%
ERAC USA Finance LLC, 7% 10/15/2037 (n)	$2,696,000	$3,602,827

U.S. Government Agencies and Equivalents – 0.1%
Small Business Administration, 4.35% 7/01/2023	$3,256	$3,352
Small Business Administration, 4.77% 4/01/2024	205,271	213,432

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 5.18% 5/01/2024	$312,708	$327,465
Small Business Administration, 5.52% 6/01/2024	15,617	16,437
Small Business Administration, 4.99% 9/01/2024	331,690	347,107
Small Business Administration, 4.95% 3/01/2025	9,834	10,289
Small Business Administration, 5.11% 8/01/2025	1,036,520	1,087,588

		$2,005,670

U.S. Treasury Obligations – 14.6%
U.S. Treasury Bonds, 8% 11/15/2021	$723,000	$880,795
U.S. Treasury Bonds, 6% 2/15/2026	777,000	984,907
U.S. Treasury Bonds, 6.75% 8/15/2026	2,569,000	3,445,397
U.S. Treasury Bonds, 5.375% 2/15/2031	574,000	762,367
U.S. Treasury Bonds, 4.5% 2/15/2036	1,203,000	1,547,638
U.S. Treasury Bonds, 5% 5/15/2037	1,609,000	2,204,491
U.S. Treasury Bonds, 3.5% 2/15/2039	14,392,000	16,423,134
U.S. Treasury Bonds, 4.5% 8/15/2039	13,795,600	18,005,333
U.S. Treasury Bonds, 2.875% 5/15/2043	39,156,500	40,219,516
U.S. Treasury Bonds, 2.5% 2/15/2045	9,797,000	9,329,201
U.S. Treasury Notes, 1.375% 2/29/2020	2,412,000	2,384,470
U.S. Treasury Notes, 1.75% 11/30/2021	67,105,000	66,165,107
U.S. Treasury Notes, 1.75% 9/30/2022	31,662,000	31,023,726
U.S. Treasury Notes, 2.75% 2/15/2019	29,719,000	30,013,726
U.S. Treasury Notes, 3.125% 5/15/2019	33,754,000	34,329,345
U.S. Treasury Notes, 1% 6/30/2019	5,900,000	5,826,042
U.S. Treasury Notes, 1.625% 6/30/2019	51,423,000	51,240,379
U.S. Treasury Notes, 3.5% 5/15/2020	25,260,000	26,180,525
U.S. Treasury Notes, 3.125% 5/15/2021	17,180,000	17,774,688
U.S. Treasury Notes, 2.5% 8/15/2023	31,120,000	31,535,979
U.S. Treasury Notes, 2% 11/15/2026	5,700,000	5,514,676
U.S. Treasury Notes, 3% 11/15/2045	3,638,000	3,816,441
U.S. Treasury Notes, 2.875% 11/15/2046	7,268,000	7,447,399

		$407,055,282

Issuer	Shares/Par	Value ($)
Utilities – Electric Power – 0.8%
Berkshire Hathaway Energy Co., 3.75% 11/15/2023	$1,930,000	$2,009,439
Duke Energy Corp., 2.65% 9/01/2026	397,000	380,285
Enel Finance International N.V., 4.75% 5/25/2047 (n)	1,581,000	1,710,309
Exelon Corp., 3.4% 4/15/2026	3,438,000	3,438,236
Oncor Electric Delivery Co., 7% 9/01/2022	2,810,000	3,319,943
PPL Capital Funding, Inc., 5% 3/15/2044	870,000	1,007,210
PPL Corp., 3.4% 6/01/2023	2,940,000	2,998,928
Progress Energy, Inc., 3.15% 4/01/2022	3,893,000	3,942,789
Southern Co., 3.25% 7/01/2026	3,913,000	3,836,531

		$22,643,670

Total Bonds (Identified Cost, $1,053,802,925)		$1,079,369,005

PREFERRED STOCKS – 0.1%
Automotive – 0.1%
Hyundai Motor Co. Ltd. (Identified Cost, $1,464,806)	15,130	$1,441,558

CONVERTIBLE PREFERRED STOCKS – 0.4%
Pharmaceuticals – 0.3%
Allergan PLC, 5.5%	12,570	$7,369,163

Utilities – Electric Power – 0.1%
NextEra Energy, Inc., 6.123%	21,572	$1,212,346
NextEra Energy, Inc., 6.371%	24,936	1,735,047

		$2,947,393

Total Convertible Preferred Stocks (Identified Cost, $13,665,895)		$10,316,556

INVESTMENT COMPANIES (h) – 1.1%
MONEY MARKET FUNDS – 1.1%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $30,748,867)	30,751,942	$30,748,867

OTHER ASSETS, LESS LIABILITIES – 0.2%		5,386,580

NET ASSETS – 100.0%		$2,778,561,261

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $30,748,867 and $2,742,425,814, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $83,860,072 representing 3.0% of net assets.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

MFS Total Return Series

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ALM V Ltd., 2012-5A, “A2R3”, FLR, 2.603% (U.S. LIBOR-3mo. + 1.25%), 10/18/2027	4/10/17	$2,667,000	$2,668,924
Bayview Financial Revolving Mortgage Loan Trust, FLR, 2.937% (U.S. LIBOR-1mo. + 1.6%), 12/28/2040	3/01/06	2,003,931	1,749,557
BlackRock Capital Finance LP, 7.75% 9/25/2026	8/16/13	10,881	722
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 2.477% (U.S. LIBOR-1mo. + 1%), 6/15/2028	6/14/16	2,536,689	2,550,821
State Grid Overseas Investment (2014) Ltd., 2.75% 5/07/2019	4/28/14	2,584,207	2,600,350
UBS Group Funding (Jersey) Ltd., 4.125% 4/15/2026	3/29/16	2,531,212	2,658,433
Total Restricted Securities			$12,228,807
% of Net assets			0.4%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation

FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $2,165,060,794)	$2,742,425,814
Investments in affiliated issuers, at value (identified cost, $30,748,867)	30,748,867
Cash	1,322,113
Receivables for
Investments sold	934,733
Fund shares sold	122,716
Interest and dividends	9,963,020
Other assets	12,446
Total assets	$2,785,529,709
Liabilities
Payables for
Investments purchased	$271,234
TBA purchase commitments	2,339,573
Fund shares reacquired	3,992,828
Payable to affiliates
Investment adviser	39,326
Shareholder servicing costs	1,862
Distribution and/or service fees	39,200
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	284,412
Total liabilities	$6,968,448
Net assets	$2,778,561,261
Net assets consist of
Paid-in capital	$2,049,721,167
Unrealized appreciation (depreciation)	577,373,964
Accumulated net realized gain (loss)	96,746,259
Undistributed net investment income	54,719,871
Net assets	$2,778,561,261
Shares of beneficial interest outstanding	113,497,258

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,350,737,167	54,680,924	$24.70
Service Class	1,427,824,094	58,816,334	24.28

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$39,934,148
Interest	32,565,638
Dividends from affiliated issuers	432,687
Income on securities loaned	26,201
Foreign taxes withheld	(450,068)
Total investment income	$72,508,606
Expenses
Management fee	$18,057,073
Distribution and/or service fees	3,403,329
Shareholder servicing costs	80,876
Administrative services fee	438,794
Independent Trustees’ compensation	41,200
Custodian fee	145,913
Shareholder communications	281,571
Audit and tax fees	73,817
Legal fees	33,766
Miscellaneous	66,158
Total expenses	$22,622,497
Reduction of expenses by investment adviser	(2,205,021)
Net expenses	$20,417,476
Net investment income (loss)	$52,091,130
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$119,032,307
Affiliated issuers	(10,026)
Foreign currency	11,279
Net realized gain (loss)	$119,033,560
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$140,497,475
Affiliated issuers	(171)
Translation of assets and liabilities in foreign currencies	42,957
Net unrealized gain (loss)	$140,540,261
Net realized and unrealized gain (loss)	$259,573,821
Change in net assets from operations	$311,664,951

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$52,091,130	$57,870,022
Net realized gain (loss)	119,033,560	77,818,859
Net unrealized gain (loss)	140,540,261	87,821,008
Change in net assets from operations	$311,664,951	$223,509,889
Distributions declared to shareholders
From net investment income	$(61,277,451)	$(73,082,831)
From net realized gain	(74,870,977)	(85,822,677)
Total distributions declared to shareholders	$(136,148,428)	$(158,905,508)
Change in net assets from fund share transactions	$(33,501,494)	$(42,925,554)
Total change in net assets	$142,015,029	$21,678,827
Net assets
At beginning of period	2,636,546,232	2,614,867,405
At end of period (including undistributed net investment income of $54,719,871 and $61,628,597, respectively)	$2,778,561,261	$2,636,546,232

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$23.18	$22.60		$24.31	$23.44	$20.05
Income (loss) from investment operations
Net investment income (loss) (d)	$0.49	$0.54	(c)	$0.62	$0.54	$0.45
Net realized and unrealized gain (loss)	2.29	1.51		(0.77)	1.43	3.34
Total from investment operations	$2.78	$2.05		$(0.15)	$1.97	$3.79
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.69)		$(0.64)	$(0.46)	$(0.40)
From net realized gain	(0.68)	(0.78)		(0.92)	(0.64)	—
Total distributions declared to shareholders	$(1.26)	$(1.47)		$(1.56)	$(1.10)	$(0.40)
Net asset value, end of period (x)	$24.70	$23.18		$22.60	$24.31	$23.44
Total return (%) (k)(r)(s)(x)	12.30	9.09	(c)	(0.37)	8.50	19.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.71	(c)	0.79	0.78	0.79
Expenses after expense reductions (f)	0.63	0.62	(c)	0.65	0.67	0.73
Net investment income (loss)	2.04	2.33	(c)	2.57	2.24	2.05
Portfolio turnover	34	35		41	32	53
Net assets at end of period (000 omitted)	$1,350,737	$1,359,943		$1,423,284	$1,662,709	$1,826,378

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$22.81	$22.26		$23.95	$23.12	$19.80
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.47	(c)	$0.55	$0.47	$0.39
Net realized and unrealized gain (loss)	2.25	1.49		(0.74)	1.41	3.29
Total from investment operations	$2.68	$1.96		$(0.19)	$1.88	$3.68
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.63)		$(0.58)	$(0.41)	$(0.36)
From net realized gain	(0.68)	(0.78)		(0.92)	(0.64)	—
Total distributions declared to shareholders	$(1.21)	$(1.41)		$(1.50)	$(1.05)	$(0.36)
Net asset value, end of period (x)	$24.28	$22.81		$22.26	$23.95	$23.12
Total return (%) (k)(r)(s)(x)	12.02	8.81	(c)	(0.58)	8.24	18.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.96	(c)	1.04	1.03	1.04
Expenses after expense reductions (f)	0.88	0.87	(c)	0.90	0.92	0.98
Net investment income (loss)	1.79	2.08	(c)	2.32	1.98	1.80
Portfolio turnover	34	35		41	32	53
Net assets at end of period (000 omitted)	$1,427,824	$1,276,603		$1,191,583	$1,370,248	$1,392,627

See Notes to Financial Statements

MFS Total Return Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Total Return Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally

MFS Total Return Series

Notes to Financial Statements – continued

traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,515,924,938	$—	$—	$1,515,924,938
United Kingdom	20,626,216	19,127,249	—	39,753,465
Switzerland	29,934,174	—	—	29,934,174
France	14,829,249	—	—	14,829,249
Taiwan	10,197,742	—	—	10,197,742
Japan	10,140,928	—	—	10,140,928
Canada	9,065,324	—	—	9,065,324
Germany	—	8,708,864	—	8,708,864
Israel	6,600,801	—	—	6,600,801
Other Countries	17,901,324	—	—	17,901,324
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	410,418,469	—	410,418,469
Non-U.S. Sovereign Debt	—	17,654,320	—	17,654,320
Municipal Bonds	—	5,687,871	—	5,687,871
U.S. Corporate Bonds	—	230,269,393	—	230,269,393
Residential Mortgage-Backed Securities	—	287,309,160	—	287,309,160
Commercial Mortgage-Backed Securities	—	43,006,504	—	43,006,504
Asset-Backed Securities (including CDOs)	—	29,243,168	—	29,243,168
Foreign Bonds	—	55,780,120	—	55,780,120
Mutual Funds	30,748,867	—	—	30,748,867
Total	$1,665,969,563	$1,107,205,118	$—	$2,773,174,681

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $8,708,864 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $39,498,770 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign

MFS Total Return Series

Notes to Financial Statements – continued

denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2017, there were no securities on loan or collateral outstanding.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected

MFS Total Return Series

Notes to Financial Statements – continued

in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$68,314,284	$73,082,831
Long-term capital gains	67,834,144	85,822,677
Total distributions	$136,148,428	$158,905,508

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$2,215,899,131
Gross appreciation	587,992,531
Gross depreciation	(30,716,981)
Net unrealized appreciation (depreciation)	$557,275,550
Undistributed ordinary income	65,879,212
Undistributed long-term capital gain	105,352,050
Other temporary differences	333,282

MFS Total Return Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$31,562,742	$39,895,869	$36,727,269	$44,853,063
Service Class	29,714,709	33,186,962	38,143,708	40,969,614
Total	$61,277,451	$73,082,831	$74,870,977	$85,822,677

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.70%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion and up to $5 billion	0.60%
In excess of $5 billion	0.50%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $217,532, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.66% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.625% of average daily net assets for the Initial Class shares and 0.875% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, this reduction amounted to $1,987,489 which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $77,048, which equated to 0.0028% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $3,828.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0161% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

MFS Total Return Series

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $5,007 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $4,115,311 and $2,539,315, respectively. The sales transactions resulted in net realized gains (losses) of $(71,063).

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$317,017,437	$269,089,287
Non-U.S. Government securities	$586,787,577	$740,749,049

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,477,528	$35,695,621	1,919,426	$44,541,690
Service Class	7,724,737	182,839,853	8,039,223	183,220,550
	9,202,265	$218,535,474	9,958,649	$227,762,240
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,914,640	$68,290,011	3,681,535	$84,748,932
Service Class	2,945,244	67,858,417	3,271,133	74,156,576
	5,859,884	$136,148,428	6,952,668	$158,905,508
Shares reacquired
Initial Class	(8,369,769)	$(202,286,658)	(9,906,610)	$(228,366,952)
Service Class	(7,821,646)	(185,898,738)	(8,875,969)	(201,226,350)
	(16,191,415)	$(388,185,396)	(18,782,579)	$(429,593,302)
Net change
Initial Class	(3,977,601)	$(98,301,026)	(4,305,649)	$(99,076,330)
Service Class	2,848,335	64,799,532	2,434,387	56,150,776
	(1,129,266)	$(33,501,494)	(1,871,262)	$(42,925,554)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $18,265 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

MFS Total Return Series

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		51,630,973	338,129,987	(359,009,018)	30,751,942

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(10,026)	$(171)	$—	$432,687	$30,748,867

MFS Total Return Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Total Return Series (one of the series of MFS Variable Insurance Trust) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Total Return Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

MFS Total Return Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

MFS Total Return Series

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Nevin Chitkara William Douglass Steven Gorham Richard Hawkins Joshua Marston Robert Persons Jonathan Sage Brooks Taylor

MFS Total Return Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

MFS Total Return Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

MFS Total Return Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $74,618,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 47.51% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ANNUAL REPORT

December 31, 2017

MFS® UTILITIES SERIES

MFS® Variable Insurance Trust

VUF-ANN

MFS® UTILITIES SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Utilities Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Exelon Corp.	6.6%
EDP Renovaveis S.A.	4.3%
NextEra Energy, Inc.	3.8%
PPL Corp.	3.6%
Enel S.p.A.	3.4%
Com Hem Holding AB	2.8%
American Electric Power Co., Inc.	2.5%
Enterprise Products Partners LP	2.5%
American Tower Corp., REIT	2.2%
Comcast Corp., “A”	2.1%

Top five industries (i)
Utilities-Electric Power	54.2%
Natural Gas-Pipeline	15.8%
Telephone Services	8.6%
Telecommunications – Wireless	7.0%
Cable TV	4.3%

Issuer country weightings (i)(x)
United States	64.2%
Canada	6.4%
Portugal	5.1%
Italy	3.4%
Spain	3.2%
Sweden	2.9%
United Kingdom	2.1%
Brazil	1.9%
France	1.8%
Other Countries	9.0%

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS Utilities Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Utilities Series (“fund”) provided a total return of 14.83%, while Service Class shares of the fund provided a total return of 14.49%. These compare with a return of 21.83% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 12.11% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (“S&P Utilities Index”).

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Detractors from Performance

The fund’s exposure to the natural gas pipeline industry, which is not represented in the benchmark, was a primary detractor from performance relative to the S&P Utilities Index. Here, notable relative detractors included the fund’s holdings of oil & gas pipeline operator Energy Transfer Partners (b) and oil transportation and storage company Plains GP Holdings (b). Shares of Energy Transfer Partners declined during the year, after the company issued 54 million shares of new equity at 5% of the pre-existing market cap. The dilution effect to the remaining shareholders negatively impacted the stock.

Elsewhere, the fund’s underweight position in electricity provider NextEra Energy dampened relative results. Shares of NextEra Energy outperformed the benchmark as the company reported solid earnings results that beat expectations in the early part of the year. Holdings of telecommunications company Frontier Communications (b), cable and telecommunications company Altice USA (b) and natural gas transportation company Western Gas Equity Partners (b) further held back relative performance. Shares of Altice USA declined on what appeared to have been concerns over parent-company Altice N.V.’s European operations as well as the continued cord-cutting trend in the United States. Not owning shares of utility company American Water and utility company Consolidated Edison also held back relative returns during the year. Shares of American Water rose as reported earnings results, which were in-line with analysts’ estimates, coupled with a strong growth outlook, sent its shares higher. The timing of the fund’s ownership in shares of power & natural gas distributor Xcel Energy (h) further weakened relative returns.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.

3

MFS Utilities Series

Management Review – continued

Contributors to Performance

Stock selection within the electric power industry was a primary contributor to relative performance. Here, underweight positions in utility company PG&E, electricity and natural gas provider Scana and gas and electric utility company Southern Company aided relative performance. The stock price of PG&E suffered after several media reports inconclusively linked the company’s downed power lines as a potential cause of igniting some of the most destructive wildfires experienced in California. The fund’s holdings of electricity and gas distributor Enel (b) (Italy), renewable energy company EDP Renovaveis (b) (Portugal), electricity provider NextEra Energy Partners (b) and power generation company Dynegy (b) also contributed to relative results. Shares of Enel appreciated during the year after the company’s management reported solid earnings results, driven by strong performance in both its Italian and Latin American regions. Improved pricing and retail volumes were two of the key drivers behind these strong-performing regions. The fund’s overweight position in shares of power generation company NRG benefited relative returns. Shares of NRG advanced early in the period as shareholders appeared to have reacted positively to the announcement of a business transformation plan that would involve divesting its non-core business lines and re-focusing on its core integrated retail-wholesale power business.

Elsewhere, holdings of communications company Com Hem (b) (Sweden) and broadcast and communication tower management firm American Tower (b) supported relative performance. The stock price of Com Hem appreciated after its management reported positive earnings results on the back of strong customer uptake in the company’s broadband and Pay TV segments. In addition, its management proposed a dividend increase for 2018, which further supported the stock.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a positive factor for relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

Portfolio Manager(s)

Claud Davis, Maura Shaughnessy, and Scott Walker

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective September 15, 2017, Scott Walker became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Utilities Series

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/95	14.83%	8.25%	5.46%
Service Class	5/01/00	14.49%	7.98%	5.20%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		21.83%	15.79%	8.50%
Standard & Poor’s 500 Utilities Index (f)		12.11%	12.62%	6.31%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Utilities Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.80%	$1,000.00	$1,043.95	$4.12
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,042.53	$5.41
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Utilities Series

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 91.8%
Cable TV – 4.4%
Altice USA, Inc. (a)(l)	1,059,670	$22,496,794
Comcast Corp., “A”	837,315	33,534,466
NOS, SGPS, S.A.	1,930,402	12,695,045

		$68,726,305

Energy – Independent – 1.4%
Targa Resources Corp.	271,890	$13,164,914
Western Gas Equity Partners LP	249,652	9,277,068

		$22,441,982

Natural Gas – Distribution – 2.2%
China Resources Gas Group Ltd.	5,308,000	$19,260,807
NiSource, Inc.	31,865	817,975
Sempra Energy	143,173	15,308,057

		$35,386,839

Natural Gas – Pipeline – 15.8%
APA Group	870,789	$5,659,680
Cheniere Energy, Inc. (a)	520,146	28,004,661
Enbridge, Inc.	790,698	30,923,400
Energy Transfer Partners LP	1,173,153	21,022,902
Enterprise Products Partners LP	1,467,741	38,909,814
EQT GP Holdings LP	54,070	1,454,483
EQT Midstream Partners LP	320,019	23,393,389
Kinder Morgan, Inc.	525,907	9,503,139
Plains All American Pipeline LP	201,785	4,164,842
Plains GP Holdings LP	572,939	12,576,011
SemGroup Corp., “A”	195,865	5,915,123
Shell Midstream Partners, LP	238,325	7,106,851
Tallgrass Energy GP LP	369,859	9,520,171
TransCanada Corp.	525,934	25,597,965
Williams Cos., Inc.	442,458	13,490,544
Williams Partners LP	339,968	13,183,959

		$250,426,934

Telecommunications – Wireless – 6.4%
Advanced Info Service PLC	1,862,600	$10,916,128
America Movil S.A.B. de C.V., “L”, ADR	140,906	2,416,538
American Tower Corp., REIT	240,991	34,382,186
Cellnex Telecom S.A.U.	777,344	19,913,052
KDDI Corp.	360,300	8,967,929
Millicom International Cellular S.A.	40,018	2,702,633
Mobile TeleSystems PJSC, ADR	1,357,513	13,833,058
Vodafone Group PLC	2,647,598	8,363,952

		$101,495,476

Telephone Services – 8.6%
Com Hem Holding AB	2,849,984	$43,567,431
France Telecom S.A.	865,511	15,032,038
Hellenic Telecommunications Organization S.A.	1,092,559	15,075,421
PT XL Axiata Tbk (a)	30,313,000	6,613,339
Royal KPN N.V.	5,543,110	19,340,807

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Telephone Services – continued
TDC A.S.	1,557,695	$9,572,568
Telefonica Brasil S.A., ADR	573,257	8,501,401
Telesites S.A.B. de C.V. (a)	4,378,400	3,335,712
Telus Corp.	380,595	14,418,404

		$135,457,121

Utilities – Electric Power – 51.4%
AES Corp.	2,586,840	$28,015,477
Alupar Investimento S.A., IEU	342,400	1,904,459
Ameren Corp.	88,891	5,243,680
American Electric Power Co., Inc.	530,571	39,034,108
Avangrid, Inc.	312,936	15,828,303
Calpine Corp. (a)	529,600	8,012,848
China Longyuan Power Group	12,541,000	8,924,779
Covanta Holding Corp.	677,943	11,457,237
Dominion Energy, Inc.	31,797	2,577,465
Duke Energy Corp.	290,082	24,398,797
Dynegy, Inc. (a)	2,208,287	26,168,201
Edison International	308,412	19,503,975
EDP Renovaveis S.A.	8,057,417	67,354,769
Emera, Inc.	826,701	30,897,703
Enel Americas S.A.	2,556,217	569,188
Enel S.p.A.	8,792,722	54,121,199
Enersis Americas S.A., ADR	652,769	7,291,430
Engie Brasil Energia S.A.	735,200	7,870,415
Eversource Energy	76,069	4,806,039
Exelon Corp.	2,635,084	103,848,663
Great Plains Energy, Inc.	347,158	11,192,374
Iberdrola S.A.	3,911,556	30,318,574
NextEra Energy Partners LP	507,551	21,880,524
NextEra Energy, Inc.	385,949	60,281,375
NRG Energy, Inc.	1,163,150	33,126,512
NRG Yield, Inc., “A”	653,785	12,323,847
NRG Yield, Inc., “C”	335,086	6,333,125
NTPC Ltd.	3,392,052	9,406,497
PG&E Corp.	531,068	23,807,778
PPL Corp.	1,855,162	57,417,264
Public Service Enterprise Group, Inc.	370,352	19,073,128
RWE AG	40,162	819,202
SCANA Corp.	21,016	836,016
Southern Co.	640,643	30,808,522
SSE PLC	1,365,305	24,332,453
Vistra Energy Corp. (a)	42,662	781,568
Westar Energy, Inc.	44,455	2,347,224

		$812,914,718

Utilities – Water – 1.6%
Companhia de Saneamento Basico do
Estado de Sao Paulo	1,204,900	$12,469,994
SUEZ Environnement	766,704	13,490,763

		$25,960,757

Total Common Stocks (Identified Cost, $1,268,691,306)		$1,452,810,132

7

MFS Utilities Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
CONVERTIBLE PREFERRED STOCKS – 4.2%
Energy – Independent – 0.7%
Western Gas Equity Partners LP, 7.5%	304,236	$10,544,820

Telecommunications – Wireless – 0.6%
American Tower Corp., 5.5%	79,918	$10,049,689

Telephone Services – 0.0%
Frontier Communications Corp., 11.125%	38,208	$413,411

Utilities – Electric Power – 2.9%
Dominion Energy, Inc., 6.75%	240,252	$12,411,418
Dynegy, Inc., 7%	69,886	5,536,369
NextEra Energy, Inc., 6.123%	326,102	18,326,932
NextEra Energy, Inc., 6.371%	131,422	9,144,343

		$45,419,062

Total Convertible Preferred Stocks (Identified Cost, $64,443,045)		$66,426,982

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 4.0%
Money Market Funds – 4.0%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $64,126,522)	64,132,616	$64,126,203

COLLATERAL FOR SECURITIES LOANED – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.3% (j) (Identified Cost, $243,380)	243,380	$243,380

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(651,960)

NET ASSETS – 100.0%		$1,582,954,737

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $64,126,203 and $1,519,480,494, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

IEU	International Equity Unit

PJSC	Public Joint Stock Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

Derivative Contracts at 12/31/17

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	687,097	USD	803,874	Barclays Bank PLC	1/12/2018	$20,976
EUR	1,294,709	USD	1,530,699	BNP Paribas S.A.	1/12/2018	23,581
EUR	1,072,978	USD	1,266,120	Citibank N.A.	1/12/2018	21,975
EUR	1,183,196	USD	1,397,830	Deutsche Bank AG	1/12/2018	22,580
EUR	542,783	USD	641,005	JPMorgan Chase Bank N.A.	1/12/2018	10,598
EUR	151,274	USD	179,932	Morgan Stanley Capital Services, Inc.	1/12/2018	1,671
GBP	1,180,684	USD	1,569,680	HSBC Bank	1/12/2018	24,868
GBP	595,104	USD	782,688	JPMorgan Chase Bank N.A.	1/12/2018	21,019
USD	22,509,406	CAD	28,109,972	Citibank N.A.	1/12/2018	141,767
USD	22,504,901	CAD	28,109,971	Merrill Lynch International	1/12/2018	137,261

						$426,296

8

MFS Utilities Series

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
USD	899,743	CAD	1,134,661	Barclays Bank PLC	1/12/2018	$(3,128)
USD	1,246,696	CAD	1,596,998	BNP Paribas S.A.	1/12/2018	(24,065)
USD	13,537,595	CAD	17,371,892	Citibank N.A.	1/12/2018	(285,550)
USD	399,995	CAD	509,099	Deutsche Bank AG	1/12/2018	(5,105)
USD	841,758	CAD	1,079,715	Goldman Sachs International	1/12/2018	(17,393)
USD	352,887	CAD	448,433	JPMorgan Chase Bank N.A.	1/12/2018	(3,940)
USD	380,461	CAD	483,923	Morgan Stanley Capital Services, Inc.	1/12/2018	(4,606)
USD	186,588	CAD	240,511	State Street Bank Corp.	1/12/2018	(4,791)
USD	23,699	EUR	20,375	Barclays Bank PLC	1/12/2018	(761)
USD	2,318,688	EUR	1,989,089	BNP Paribas S.A.	1/12/2018	(69,185)
USD	391,883	EUR	330,403	Citibank N.A.	1/12/2018	(4,762)
USD	3,790,946	EUR	3,198,293	Deutsche Bank AG	1/12/2018	(48,559)
USD	1,602,211	EUR	1,351,382	Goldman Sachs International	1/12/2018	(20,105)
USD	1,121,845	EUR	964,000	HSBC Bank	1/12/2018	(35,423)
USD	73,968,082	EUR	62,362,464	JPMorgan Chase Bank N.A.	1/12/2018	(897,185)
USD	130,219	EUR	109,300	Merrill Lynch International	1/12/2018	(994)
USD	2,575,029	EUR	2,172,287	Morgan Stanley Capital Services, Inc.	1/12/2018	(32,771)
USD	69,324,145	EUR	58,647,884	Morgan Stanley Capital Services, Inc.	1/19/2018	(1,109,903)
USD	21,030,162	GBP	15,872,994	Barclays Bank PLC	1/12/2018	(406,780)
USD	1,271,346	GBP	961,749	Citibank N.A.	1/12/2018	(27,524)

						$(3,002,530)

At December 31, 2017, the fund had cash collateral of $980,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

9

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value, including $5,589,307 of securities on loan (identified cost, $1,333,377,731)	$1,519,480,494
Investments in affiliated issuers, at value (identified cost, $64,126,522)	64,126,203
Cash	170,000
Restricted cash for forward foreign currency exchange contracts	980,000
Receivables for
Forward foreign currency exchange contracts	426,296
Investments sold	220,106
Fund shares sold	220,741
Interest and dividends	3,305,483
Other assets	7,571
Total assets	$1,588,936,894
Liabilities
Payable to custodian	$54,928
Payables for
Forward foreign currency exchange contracts	3,002,530
Investments purchased	60
Fund shares reacquired	1,866,219
Collateral for securities loaned, at value (c)	243,380
Payable to affiliates
Investment adviser	127,525
Shareholder servicing costs	1,667
Distribution and/or service fees	27,898
Payable for independent Trustees’ compensation	11
Deferred country tax expense payable	300,755
Accrued expenses and other liabilities	357,184
Total liabilities	$5,982,157
Net assets	$1,582,954,737
Net assets consist of
Paid-in capital	$1,376,371,567
Unrealized appreciation (depreciation) (net of $300,755 deferred country tax)	183,233,297
Accumulated net realized gain (loss)	2,385,463
Undistributed net investment income	20,964,410
Net assets	$1,582,954,737
Shares of beneficial interest outstanding	54,281,860

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$561,743,966	19,045,169	$29.50
Service Class	1,021,210,771	35,236,691	28.98

(c)	Non-cash collateral is not included.

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

10

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$59,252,173
Dividends from affiliated issuers	434,954
Income on securities loaned	85,229
Interest	896
Foreign taxes withheld	(2,128,587)
Total investment income	$57,644,665
Expenses
Management fee	$11,779,085
Distribution and/or service fees	2,601,342
Shareholder servicing costs	71,625
Administrative services fee	264,201
Independent Trustees’ compensation	31,731
Custodian fee	233,865
Shareholder communications	416,412
Audit and tax fees	63,820
Legal fees	20,632
Miscellaneous	40,336
Total expenses	$15,523,049
Reduction of expenses by investment adviser	(128,901)
Net expenses	$15,394,148
Net investment income (loss)	$42,250,517
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $21,675 country tax)	$36,210,686
Affiliated issuers	(7,713)
Foreign currency	(91,786)
Forward foreign currency exchange contracts	(16,117,264)
Net realized gain (loss)	$19,993,923
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $300,755 increase in deferred country tax)	$162,886,185
Affiliated issuers	(1,011)
Forward foreign currency exchange contracts	(6,031,949)
Translation of assets and liabilities in foreign currencies	47,755
Net unrealized gain (loss)	$156,900,980
Net realized and unrealized gain (loss)	$176,894,903
Change in net assets from operations	$219,145,420

See Notes to Financial Statements

11

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$42,250,517	$59,514,902
Net realized gain (loss)	19,993,923	(17,525,329)
Net unrealized gain (loss)	156,900,980	127,664,837
Change in net assets from operations	$219,145,420	$169,654,410
Distributions declared to shareholders
From net investment income	$(66,508,085)	$(59,729,803)
From net realized gain	—	(36,926,325)
Total distributions declared to shareholders	$(66,508,085)	$(96,656,128)
Change in net assets from fund share transactions	$(125,125,478)	$(46,897,011)
Total change in net assets	$27,511,857	$26,101,271
Net assets
At beginning of period	1,555,442,880	1,529,341,609
At end of period (including undistributed net investment income of $20,964,410 and $67,644,264, respectively)	$1,582,954,737	$1,555,442,880

See Notes to Financial Statements

12

MFS Utilities Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$26.81	$25.56		$33.97	$31.88	$27.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.81	$1.06	(c)	$0.81	$0.99	$0.94
Net realized and unrealized gain (loss)	3.17	1.91		(5.56)	3.13	4.64
Total from investment operations	$3.98	$2.97		$(4.75)	$4.12	$5.58
Less distributions declared to shareholders
From net investment income	$(1.29)	$(1.08)		$(1.38)	$(0.74)	$(0.73)
From net realized gain	—	(0.64)		(2.28)	(1.29)	(0.58)
Total distributions declared to shareholders	$(1.29)	$(1.72)		$(3.66)	$(2.03)	$(1.31)
Net asset value, end of period (x)	$29.50	$26.81		$25.56	$33.97	$31.88
Total return (%) (k)(r)(s)(x)	14.83	11.47	(c)	(14.54)	12.77	20.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.77	(c)	0.79	0.79	0.80
Expenses after expense reductions (f)	0.79	0.77	(c)	0.78	0.78	0.80
Net investment income (loss)	2.78	3.89	(c)	2.59	2.87	3.07
Portfolio turnover	27	33		42	53	50
Net assets at end of period (000 omitted)	$561,744	$556,607		$561,517	$754,927	$525,386

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$26.37	$25.15		$33.48	$31.47	$27.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.73	$0.97	(c)	$0.72	$0.92	$0.85
Net realized and unrealized gain (loss)	3.09	1.90		(5.47)	3.05	4.58
Total from investment operations	$3.82	$2.87		$(4.75)	$3.97	$5.43
Less distributions declared to shareholders
From net investment income	$(1.21)	$(1.01)		$(1.30)	$(0.67)	$(0.65)
From net realized gain	—	(0.64)		(2.28)	(1.29)	(0.58)
Total distributions declared to shareholders	$(1.21)	$(1.65)		$(3.58)	$(1.96)	$(1.23)
Net asset value, end of period (x)	$28.98	$26.37		$25.15	$33.48	$31.47
Total return (%) (k)(r)(s)(x)	14.49	11.24	(c)	(14.76)	12.47	20.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.02	(c)	1.04	1.04	1.05
Expenses after expense reductions (f)	1.04	1.02	(c)	1.03	1.03	1.05
Net investment income (loss)	2.53	3.64	(c)	2.34	2.71	2.82
Portfolio turnover	27	33		42	53	50
Net assets at end of period (000 omitted)	$1,021,211	$998,836		$967,824	$1,252,327	$978,732
See Notes to Financial Statements

13

MFS Utilities Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Utilities Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is

15

MFS Utilities Series

Notes to Financial Statements – continued

principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$952,758,379	$—	$—	$952,758,379
Canada	101,837,472	—	—	101,837,472
Portugal	80,049,815	—	—	80,049,815
Italy	54,121,200	—	—	54,121,200
Spain	50,231,626	—	—	50,231,626
Sweden	46,270,064	—	—	46,270,064
United Kingdom	24,332,453	8,363,953	—	32,696,406
Brazil	30,746,269	—	—	30,746,269
France	28,522,801	—	—	28,522,801
Other Countries	131,086,954	10,916,128	—	142,003,082
Mutual Funds	64,369,583	—	—	64,369,583
Total	$1,564,326,616	$19,280,081	$—	$1,583,606,697

Other Financial Instruments
Forward Foreign Currency
Exchange Contracts – Assets	$—	$426,296	$—	$426,296
Forward Foreign Currency
Exchange Contracts – Liabilities	—	(3,002,530)	—	(3,002,530)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $159,958,755 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

16

MFS Utilities Series

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$426,296	$(3,002,530)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(16,117,264)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(6,031,949)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

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Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $5,589,307. The fair value of the fund’s investment securities on loan and a related liability of $243,380 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $5,395,347. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These

18

MFS Utilities Series

Notes to Financial Statements – continued

adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, partnership adjustments, and certain preferred stock treated as debt for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	12/31/17	12/31/16
Ordinary income (including any short-term capital gains)	$66,508,085	$59,729,879
Tax-exempt income	—	36,926,249
Total distributions	$66,508,085	$96,656,128

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$1,396,884,195
Gross appreciation	280,018,507
Gross depreciation	(95,872,239)
Net unrealized appreciation (depreciation)	$184,146,268
Undistributed ordinary income	22,729,815
Other temporary differences	(292,913)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$24,315,953	$22,376,960	$—	$13,202,553
Service Class	42,192,132	37,352,843	—	23,723,772
Total	$66,508,085	$59,729,803	$—	$36,926,325

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $ 1 billion	0.75%
In excess of $ 1 billion and up to $ 3 billion	0.70%
In excess of $ 3 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $128,901, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these

19

MFS Utilities Series

Notes to Financial Statements – continued

participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $67,432, which equated to 0.0042% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $4,193.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0164% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $2,901 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $372,706 and $2,594,499, respectively. The sales transactions resulted in net realized gains (losses) of $762,607.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $421,977,107 and $577,057,907, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	578,626	$16,844,906	906,725	$24,878,423
Service Class	2,193,632	62,090,665	4,514,067	119,819,942
	2,772,258	$78,935,571	5,420,792	$144,698,365
Shares issued to shareholders in reinvestment of distributions
Initial Class	823,990	$24,315,953	1,294,742	$35,579,513
Service Class	1,453,898	42,192,132	2,257,916	61,076,615
	2,277,888	$66,508,085	3,552,658	$96,656,128
Shares reacquired
Initial Class	(3,114,794)	$(90,288,653)	(3,412,304)	$(91,825,699)
Service Class	(6,290,813)	(180,280,481)	(7,368,351)	(196,425,805)
	(9,405,607)	$(270,569,134)	(10,780,655)	$(288,251,504)

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MFS Utilities Series

Notes to Financial Statements – continued

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Net change
Initial Class	(1,712,178)	$(49,127,794)	(1,210,837)	$(31,367,763)
Service Class	(2,643,283)	(75,997,684)	(596,368)	(15,529,248)
	(4,355,461)	$(125,125,478)	(1,807,205)	$(46,897,011)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $10,606 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		73,959,910	284,797,183	(294,624,477)	64,132,616

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(7,713)	$(1,011)	$—	$434,954	$64,126,203

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MFS Utilities Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Utilities Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Utilities Series (one of the series of MFS Variable Insurance Trust) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Utilities Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

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MFS Utilities Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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MFS Utilities Series

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Claud Davis Maura Shaughnessy Scott Walker

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MFS Utilities Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

26

MFS Utilities Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $3 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

27

MFS Utilities Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 57.13% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2017

MFS® VALUE SERIES

MFS® Variable Insurance Trust

VLU-ANN

MFS® VALUE SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Value Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.9%
Johnson & Johnson	3.6%
Wells Fargo & Co.	3.5%
Philip Morris International, Inc.	3.1%
Accenture PLC, “A”	3.1%
Goldman Sachs Group, Inc.	2.5%
Citigroup, Inc.	2.4%
Medtronic PLC	2.2%
U.S. Bancorp	2.2%
Pfizer, Inc.	2.2%

Equity sectors
Financial Services	31.0%
Health Care	15.5%
Consumer Staples	11.5%
Industrial Goods & Services	9.7%
Special Products & Services	6.2%
Energy	5.4%
Leisure	4.7%
Basic Materials	4.5%
Utilities & Communications	3.0%
Autos & Housing	2.7%
Transportation	2.1%
Technology	2.1%
Retailing	0.8%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Value Series (“fund”) provided a total return of 17.65%, while Service Class shares of the fund provided a total return of 17.35%. These compare with a return of 13.66% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Contributors to Performance

Stock selection in the industrial goods & services sector contributed to performance relative to the Russell 1000® Value Index. Within this sector, not owning shares of diversified industrial conglomerate General Electric, and an overweight position in diversified technology and manufacturing company Honeywell, bolstered relative performance. Shares of General Electric declined after its new management team significantly reduced its expectations for earnings and cash flow, and cut its dividend in half. Weakness in the Power and Oil & Gas divisions, along with other impairment charges, further weighed on the firm’s operating results.

An underweight allocation to the energy sector also helped relative results, led by an underweight position in integrated oil and gas company Exxon Mobil. The share price of Exxon Mobil declined at the beginning of the year after the company reported a large impairment charge related to North American natural gas assets, which appeared to have weighed on investor sentiment.

The combination of an overweight position and stock selection in the health care sector further boosted relative results. Within this sector, an overweight position in pharmaceutical and medical products maker Abbott Laboratories contributed to relative performance.

During the reporting period, stock selection in the consumer staples sector helped relative returns, led by the fund’s holdings of premium drinks distributer Diageo (b) (United Kingdom).

Stocks in other sectors that benefited relative results included the fund’s holdings of management consulting firm Accenture (b), semiconductor company Texas Instruments (b), diversified technology company 3M (b) and vehicle components manufacturer Aptiv (b). The share price of Accenture climbed during the period driven by strong year-over-year growth across most of its business units, particularly in digital, cloud and security services. Additionally, not owning shares of poor-performing telecommunications service provider AT&T also helped relative results.

3

MFS Value Series

Management Review – continued

Detractors from Performance

The combination of weak stock selection and an underweight allocation to the retailing sector detracted from relative performance. Here, not owning shares of retail giant Wal-Mart, and an overweight position in auto parts retailer Advance Auto Parts, hurt relative results. The share price of Wal-Mart appreciated throughout the year, owing primarily to better-than-expected sales growth in the company’s e-commerce segment.

An underweight position in the technology sector also held back relative results. Within this sector, not owning shares of semiconductor company Intel and network equipment company Cisco Systems weighed on relative performance. Shares of Intel rose as strong earnings results appeared to have buoyed investor sentiment. Revenues across all business divisions grew at a healthy pace and effective cost controls helped expand margins. Additionally, management revised its full-year guidance upwards based on the robust results.

Other top relative detractors during the period included not owning shares of strong-performing financial services firm Bank of America and insurance and investment firm Berkshire Hathaway. Better credit trends, strong expense management, higher interest rates and a greater level of capital return bolstered the share price of Bank of America in 2017. Additionally, holdings of global marketing and communications company Omnicom Group (b), and overweight positions in automotive components supplier Johnson Controls, drugstore retailer CVS and oil field services company Schlumberger, further weighed on relative performance.

Respectfully,

Portfolio Manager(s)

Nevin Chtikara and Steven Gorham

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Series

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/02/02	17.65%	14.88%	7.90%
Service Class	1/02/02	17.35%	14.60%	7.64%

Comparative benchmark(s)
Russell 1000® Value Index (f)		13.66%	14.04%	7.10%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Value Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.73%	$1,000.00	$1,078.37	$3.82
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
Service Class	Actual	0.98%	$1,000.00	$1,077.28	$5.13
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Value Series

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.2%
Aerospace – 5.2%
Honeywell International, Inc.	304,305	$46,668,215
Lockheed Martin Corp.	48,430	15,548,451
Northrop Grumman Corp.	112,967	34,670,702
United Technologies Corp.	220,818	28,169,752

		$125,057,120

Alcoholic Beverages – 1.2%
Diageo PLC	787,617	$28,825,478

Apparel Manufacturers – 0.7%
Hanesbrands, Inc.	515,019	$10,769,047
NIKE, Inc., “B”	83,679	5,234,122

		$16,003,169

Automotive – 1.2%
Aptiv PLC	242,677	$20,586,290
Delphi Technologies PLC (a)	80,892	4,244,403
Harley-Davidson, Inc.	75,994	3,866,575

		$28,697,268

Broadcasting – 1.8%
Interpublic Group of Companies, Inc.	787,398	$15,873,944
Omnicom Group, Inc.	385,430	28,070,867

		$43,944,811

Brokerage & Asset Managers – 2.9%
BlackRock, Inc.	52,037	$26,731,927
Franklin Resources, Inc.	207,775	9,002,891
NASDAQ, Inc.	295,763	22,723,471
T. Rowe Price Group, Inc.	110,349	11,578,921

		$70,037,210

Business Services – 6.2%
Accenture PLC, “A”	478,195	$73,206,873
Amdocs Ltd.	88,123	5,770,294
Cognizant Technology Solutions Corp., “A”	95,909	6,811,457
DXC Technology Co.	83,055	7,881,919
Equifax, Inc.	107,031	12,621,095
Fidelity National Information Services, Inc.	257,874	24,263,365
Fiserv, Inc. (a)	128,898	16,902,395

		$147,457,398

Cable TV – 1.8%
Comcast Corp., “A”	1,082,020	$43,334,901

Chemicals – 4.1%
3M Co.	137,024	$32,251,339
DowDuPont, Inc.	140,324	9,993,875
Monsanto Co.	75,192	8,780,922
PPG Industries, Inc.	401,485	46,901,478

		$97,927,614

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – 0.4%
International Business Machines Corp.	63,852	$9,796,174

Construction – 1.5%
Sherwin-Williams Co.	51,470	$21,104,759
Stanley Black & Decker, Inc.	91,120	15,462,153

		$36,566,912

Consumer Products – 1.7%
Coty, Inc., “A”	483,453	$9,615,880
Newell Brands, Inc.	233,012	7,200,071
Procter & Gamble Co.	128,045	11,764,774
Reckitt Benckiser Group PLC	140,693	13,143,109

		$41,723,834

Containers – 0.4%
Crown Holdings, Inc. (a)	185,790	$10,450,687

Electrical Equipment – 2.0%
HD Supply Holdings, Inc. (a)	119,062	$4,766,052
Johnson Controls International PLC	1,145,782	43,665,752

		$48,431,804

Electronics – 1.7%
Analog Devices, Inc.	68,247	$6,076,030
Texas Instruments, Inc.	330,675	34,535,697

		$40,611,727

Energy – Independent – 1.9%
EOG Resources, Inc.	239,469	$25,841,100
Occidental Petroleum Corp.	252,602	18,606,663

		$44,447,763

Energy – Integrated – 1.8%
Chevron Corp.	176,177	$22,055,599
Exxon Mobil Corp.	254,779	21,309,715

		$43,365,314

Entertainment – 0.2%
Time Warner, Inc.	45,093	$4,124,657

Food & Beverages – 5.0%
Archer Daniels Midland Co.	245,841	$9,853,307
Danone S.A.	139,098	11,674,420
General Mills, Inc.	567,583	33,651,996
J.M. Smucker Co.	77,174	9,588,098
Nestle S.A.	454,386	39,075,937
PepsiCo, Inc.	136,778	16,402,418

		$120,246,176

Health Maintenance Organizations – 0.7%
Cigna Corp.	77,917	$15,824,163

Insurance – 7.5%
Aon PLC	305,419	$40,926,146
Chubb Ltd.	316,343	46,227,203
MetLife, Inc.	591,352	29,898,757

7

MFS Value Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Insurance – continued
Prudential Financial, Inc.	130,930	$15,054,331
Travelers Cos., Inc.	347,419	47,123,913

		$179,230,350

Leisure & Toys – 0.2%
Hasbro, Inc.	50,609	$4,599,852

Machinery & Tools – 2.5%
Eaton Corp. PLC	295,219	$23,325,253
Illinois Tool Works, Inc.	136,841	22,831,921
Ingersoll-Rand Co. Ltd., “A”	149,851	13,365,211

		$59,522,385

Major Banks – 14.6%
Bank of New York Mellon Corp.	504,500	$27,172,370
Goldman Sachs Group, Inc.	239,482	61,010,434
JPMorgan Chase & Co.	1,103,301	117,987,009
PNC Financial Services Group, Inc.	251,457	36,282,731
State Street Corp.	230,613	22,510,135
Wells Fargo & Co.	1,384,758	84,013,268

		$348,975,947

Medical & Health Technology & Services – 1.7%
CVS Health Corp.	142,681	$10,344,373
Express Scripts Holding Co. (a)	175,019	13,063,418
McKesson Corp.	113,382	17,681,923

		$41,089,714

Medical Equipment – 6.2%
Abbott Laboratories	591,999	$33,785,383
Danaher Corp.	319,657	29,670,563
Medtronic PLC	666,547	53,823,670
Thermo Fisher Scientific, Inc.	160,548	30,484,854

		$147,764,470

Oil Services – 1.7%
Schlumberger Ltd.	600,115	$40,441,750

Other Banks & Diversified Financials – 5.7%
American Express Co.	262,828	$26,101,449
Citigroup, Inc.	763,872	56,839,715
U.S. Bancorp	998,547	53,502,148

		$136,443,312

Pharmaceuticals – 7.0%
Johnson & Johnson	616,734	$86,170,075
Merck & Co., Inc.	334,369	18,814,944
Novartis AG	68,091	5,757,810
Pfizer, Inc.	1,434,061	51,941,689
Roche Holding AG	19,355	4,896,103

		$167,580,621

Printing & Publishing – 0.7%
Moody’s Corp.	104,766	$15,464,509

Railroad & Shipping – 1.4%
Canadian National Railway Co.	164,976	$13,610,520
Union Pacific Corp.	152,053	20,390,307

		$34,000,827

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Real Estate – 0.4%
Public Storage, Inc., REIT	42,543	$8,891,487

Specialty Stores – 0.1%
Advance Auto Parts, Inc.	28,096	$2,800,890

Telephone Services – 0.8%
Verizon Communications, Inc.	371,888	$19,684,032

Tobacco – 3.6%
Altria Group, Inc.	151,945	$10,850,392
Philip Morris International, Inc.	707,560	74,753,714

		$85,604,106

Trucking – 0.7%
United Parcel Service, Inc., “B”	141,684	$16,881,649

Utilities – Electric Power – 2.1%
Duke Energy Corp.	374,936	$31,535,867
Southern Co.	204,560	9,837,290
Xcel Energy, Inc.	205,133	9,868,949

		$51,242,106

Total Common Stocks (Identified Cost, $1,336,340,580)		$2,377,092,187

INVESTMENT COMPANIES (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $15,209,104)	15,210,625	$15,209,104

OTHER ASSETS, LESS LIABILITIES – 0.1%		2,867,584

NET ASSETS – 100.0%		$2,395,168,875

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $15,209,104 and $2,377,092,187, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $1,336,340,580)	$2,377,092,187
Investments in affiliated issuers, at value (identified cost, $15,209,104)	15,209,104
Cash	67,433
Foreign currency, at value (identified cost, $51)	52
Receivables for
Investments sold	2,746,379
Fund shares sold	585,659
Interest and dividends	4,438,979
Other assets	10,721
Total assets	$2,400,150,514
Liabilities
Payables for
Investments purchased	$1,160,265
Fund shares reacquired	3,389,879
Payable to affiliates
Investment adviser	183,702
Shareholder servicing costs	1,804
Distribution and/or service fees	38,450
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	207,527
Total liabilities	$4,981,639
Net assets	$2,395,168,875
Net assets consist of
Paid-in capital	$1,180,739,381
Unrealized appreciation (depreciation)	1,040,752,480
Accumulated net realized gain (loss)	142,097,667
Undistributed net investment income	31,579,347
Net assets	$2,395,168,875
Shares of beneficial interest outstanding	115,679,665

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$996,794,479	47,638,839	$20.92
Service Class	1,398,374,396	68,040,826	20.55

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

9

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$51,967,361
Dividends from affiliated issuers	169,624
Income on securities loaned	11,954
Interest	1,087
Foreign taxes withheld	(289,250)
Total investment income	$51,860,776
Expenses
Management fee	$16,084,495
Distribution and/or service fees	3,356,331
Shareholder servicing costs	65,705
Administrative services fee	376,032
Independent Trustees’ compensation	40,416
Custodian fee	122,334
Shareholder communications	253,887
Audit and tax fees	55,984
Legal fees	29,373
Miscellaneous	49,043
Total expenses	$20,433,600
Reduction of expenses by investment adviser	(185,751)
Net expenses	$20,247,849
Net investment income (loss)	$31,612,927
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$152,175,857
Affiliated issuers	(3,159)
Foreign currency	(32,554)
Net realized gain (loss)	$152,140,144
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$191,198,442
Translation of assets and liabilities in foreign currencies	88,871
Net unrealized gain (loss)	$191,287,313
Net realized and unrealized gain (loss)	$343,427,457
Change in net assets from operations	$375,040,384

See Notes to Financial Statements

10

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$31,612,927	$41,358,275
Net realized gain (loss)	152,140,144	91,628,213
Net unrealized gain (loss)	191,287,313	157,373,104
Change in net assets from operations	$375,040,384	$290,359,592
Distributions declared to shareholders
From net investment income	$(41,910,441)	$(43,606,764)
From net realized gain	(92,053,188)	(181,308,219)
Total distributions declared to shareholders	$(133,963,629)	$(224,914,983)
Change in net assets from fund share transactions	$(116,293,113)	$72,375,793
Total change in net assets	$124,783,642	$137,820,402
Net assets
At beginning of period	2,270,385,233	2,132,564,831
At end of period (including undistributed net investment income of $31,579,347 and $41,909,415, respectively)	$2,395,168,875	$2,270,385,233

See Notes to Financial Statements

11

MFS Value Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$18.90	$18.39		$20.34	$19.28	$14.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.38	(c)	$0.40	$0.44	$0.30
Net realized and unrealized gain (loss)	2.93	2.16		(0.67)	1.55	4.83
Total from investment operations	$3.23	$2.54		$(0.27)	$1.99	$5.13
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.42)		$(0.48)	$(0.31)	$(0.20)
From net realized gain	(0.81)	(1.61)		(1.20)	(0.62)	(0.05)
Total distributions declared to shareholders	$(1.21)	$(2.03)		$(1.68)	$(0.93)	$(0.25)
Net asset value, end of period (x)	$20.92	$18.90		$18.39	$20.34	$19.28
Total return (%) (k)(r)(s)(x)	17.65	14.09	(c)	(0.74)	10.51	35.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.73	(c)	0.73	0.73	0.73
Expenses after expense reductions (f)	0.73	0.72	(c)	0.73	0.72	0.73
Net investment income (loss)	1.51	2.02	(c)	2.00	2.23	1.74
Portfolio turnover	10	15		13	13	15
Net assets at end of period (000 omitted)	$996,794	$968,078		$964,811	$1,118,647	$1,090,381

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$18.59	$18.12		$20.05	$19.03	$14.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.33	(c)	$0.34	$0.38	$0.25
Net realized and unrealized gain (loss)	2.87	2.11		(0.65)	1.52	4.78
Total from investment operations	$3.12	$2.44		$(0.31)	$1.90	$5.03
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.36)		$(0.42)	$(0.26)	$(0.17)
From net realized gain	(0.81)	(1.61)		(1.20)	(0.62)	(0.05)
Total distributions declared to shareholders	$(1.16)	$(1.97)		$(1.62)	$(0.88)	$(0.22)
Net asset value, end of period (x)	$20.55	$18.59		$18.12	$20.05	$19.03
Total return (%) (k)(r)(s)(x)	17.35	13.78	(c)	(0.93)	10.20	35.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.98	(c)	0.98	0.98	0.98
Expenses after expense reductions (f)	0.98	0.97	(c)	0.98	0.97	0.98
Net investment income (loss)	1.26	1.78	(c)	1.76	1.99	1.49
Portfolio turnover	10	15		13	13	15
Net assets at end of period (000 omitted)	$1,398,374	$1,302,307		$1,167,754	$1,481,882	$1,404,019

See Notes to Financial Statements

12

MFS Value Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Value Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and

14

MFS Value Series

Notes to Financial Statements – continued

at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,260,108,810	$—	$—	$2,260,108,810
Switzerland	49,729,850	—	—	49,729,850
United Kingdom	13,143,109	28,825,478	—	41,968,587
Canada	13,610,520	—	—	13,610,520
France	11,674,420	—	—	11,674,420
Mutual Funds	15,209,104	—	—	15,209,104
Total	$2,363,475,813	$28,825,478	$—	$2,392,301,291

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $16,570,523 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2017, there were no securities on loan or collateral outstanding.

15

MFS Value Series

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$43,636,516	$45,729,481
Long-term capital gains	90,327,113	179,185,502
Total distributions	$133,963,629	$224,914,983

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$1,361,553,966
Gross appreciation	1,043,053,102
Gross depreciation	(12,305,777)
Net unrealized appreciation (depreciation)	$1,030,747,325
Undistributed ordinary income	38,930,080
Undistributed long-term capital gain	144,751,216
Other temporary differences	873

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Value Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$18,606,105	$20,323,713	$38,073,487	$78,502,858
Service Class	23,304,336	23,283,051	53,979,701	102,805,361
Total	$41,910,441	$43,606,764	$92,053,188	$181,308,219

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period January 1, 2017 through April 27, 2017, the management fee was computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets up to $1 billion and 0.65% of average daily net assets in excess of $1 billion. The investment adviser had agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement was terminated April 27, 2017. For the period January 1, 2017 through April 27, 2017, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. Effective April 28, 2017, the management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets up to $1 billion, 0.65% of average daily net assets in excess of $1 billion and up to $2.5 billion, and 0.60% of average daily net assets in excess of $2.5 billion. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $185,751, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.68% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $62,325, which equated to 0.0027% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $3,380.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent

17

MFS Value Series

Notes to Financial Statements – continued

Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $4,167 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $766,552 and $2,688,496, respectively. The sales transactions resulted in net realized gains (losses) of $490,967.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $238,519,029 and $456,023,662, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,112,430	$62,667,706	4,025,968	$74,915,419
Service Class	5,441,312	107,596,402	9,184,966	167,110,176
	8,553,742	$170,264,108	13,210,934	$242,025,595
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,942,866	$56,679,592	5,382,711	$98,826,571
Service Class	4,082,622	77,284,037	6,977,776	126,088,412
	7,025,488	$133,963,629	12,360,487	$224,914,983
Shares reacquired
Initial Class	(9,631,383)	$(193,884,289)	(10,647,169)	$(199,696,185)
Service Class	(11,541,084)	(226,636,561)	(10,564,944)	(194,868,600)
	(21,172,467)	$(420,520,850)	(21,212,113)	$(394,564,785)
Net change
Initial Class	(3,576,087)	$(74,536,991)	(1,238,490)	$(25,954,195)
Service Class	(2,017,150)	(41,756,122)	5,597,798	98,329,988
	(5,593,237)	$(116,293,113)	4,359,308	$72,375,793

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 6%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $15,569 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Value Series

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		9,388,614	285,223,535	(279,401,524)	15,210,625

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(3,159)	$—	$—	$169,624	$15,209,104

19

MFS Value Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Value Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Value Series (one of the series of MFS Variable Insurance Trust) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Value Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

21

MFS Value Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

22

MFS Value Series

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Nevin Chitkara Steven Gorham

23

MFS Value Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Value Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

25

MFS Value Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $99,360,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

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rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by the report, the Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2017 and 2016, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2017	2016
Fees billed by Deloitte:
MFS Global Equity Series	44,982	44,069
MFS Growth Series	45,789	44,860
MFS Investors Trust Series	44,982	44,069
MFS Mid Cap Growth Series	44,982	44,069
MFS New Discovery Series	44,982	44,069
MFS Research Series	45,891	44,960
MFS Total Return Bond Series	64,421	63,126
MFS Total Return Series	63,455	62,179
MFS Utilities Series	45,085	44,169
MFS Value Series	45,789	44,860

Total	490,358	480,430

For the fiscal years ended December 31, 2017 and 2016, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS Global Equity Series	2,400	2,400	5,220	5,143	0	0
To MFS Growth Series	2,400	2,400	5,220	5,143	0	0
To MFS Investors Trust Series	2,400	2,400	5,220	5,143	0	0
To MFS Mid Cap Growth Series	2,400	2,400	5,220	5,143	0	0
To MFS New Discovery Series	2,400	2,400	5,220	5,143	0	0
To MFS Research Series	2,400	2,400	5,220	5,143	0	0
To MFS Total Return Bond Series	2,400	2,400	5,220	5,143	0	0
To MFS Total Return Series	2,400	2,400	5,220	5,143	0	0
To MFS Utilities Series	2,400	2,400	5,220	5,143	0	0
To MFS Value Series	2,400	2,400	5,220	5,143	0	0
Total fees billed by Deloitte To above Funds:	24,000	24,000	52,200	51,430	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global Equity Series*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Growth Series*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Investors Trust Series*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Mid Cap Growth Series*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS New Discovery Series*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Research Series*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Total Return Bond Series*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Total Return Series*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Utilities Series*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Value Series*	0	0	0	0	5,390	5,000

	Aggregate fees for non-audit services:
	2017	2016
Fees billed by Deloitte:
To MFS Global Equity Series, MFS and MFS Related Entities#	812,246	118,055
To MFS Growth Series, MFS and MFS Related Entities#	812,246	118,055
To MFS Investors Trust Series, MFS and MFS Related Entities#	812,246	118,055
To MFS Mid Cap Growth Series, MFS and MFS Related Entities#	812,246	118,055
To MFS New Discovery Series, MFS and MFS Related Entities#	812,246	118,055
To MFS Research Series, MFS and MFS Related Entities#	812,246	118,055
To MFS Total Return Bond Series, MFS and MFS Related Entities#	812,246	118,055
To MFS Total Return Series, MFS and MFS Related Entities#	812,246	118,055
To MFS Utilities Series, MFS and MFS Related Entities#	812,246	118,055
To MFS Value Series, MFS and MFS Related Entities#	812,246	118,055

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: February 15, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2018

*	Print name and title of each signing officer under his or her signature.